UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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DCA TOTAL RETURN FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person Filing Proxy Statement, if other than the Registrant)

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DCA TOTAL RETURN FUND

518 17th Street, 17th Floor

Denver, Colorado 80202

October 17, 2011

Dear Shareholders,

You are cordially invited to attend the Annual Meeting of Shareholders of DCA Total Return Fund (NYSE: DCA) (“DCA” or the “Fund”) which will be held on Tuesday, December 6, 2011, at 9:00 a.m. Mountain Standard Time, at the Fund’s offices located at 518 17th Street, 17th Floor, Denver, Colorado 80202. Details of the business to be presented at the meeting can be found in the accompanying Notice of Annual Meeting and Proxy Statement.

The Fund’s Board of Trustees (the “Board”), including the Independent Trustees, are asking you to approve significant, and we believe, positive changes to the Fund. If approved by the shareholders, these changes would result in a new investment adviser and two new sub-advisers providing advisory services to the Fund.

As a preliminary matter, you are being asked to elect two Trustees, each to serve a three-year term and until his successor has been duly elected and qualified. You are also being asked to approve a new investment advisory agreement with Virtus Investment Advisers, Inc. (“VIA”), and new sub-advisory agreements with Duff & Phelps Investment Management Co. (“Duff & Phelps”) and Newfleet Asset Management, LLC (“Newfleet”). Finally, you are being asked to elect an entirely new slate of Trustees to serve as the Fund’s Board of Trustees. This new Board of Trustees would take office only if the new investment advisory agreement and new sub-advisory agreements are approved by shareholders of the Fund. If those agreements are approved at the Annual Meeting and the new slate of Trustees is elected by shareholders, and certain other conditions are fulfilled, VIA, Duff & Phelps and Newfleet will serve as investment adviser and sub-advisers to the Fund, and the new Board will replace the current Board of Trustees, including the two existing Trustees who are up for election at the Annual Meeting. If the new investment advisory and sub-advisory agreements are not approved by shareholders, or if the new slate of Trustees is not elected by shareholders, the current Board of Trustees, as modified by the results of the election of the two existing Trustees described above, will continue to serve the Fund, and Dividend Capital Investments LLC will continue to serve as adviser to the Fund. The enclosed Notice of Annual Meeting outlines all of the items for you to consider and vote upon. This proxy statement gives details about each proposal and should be carefully read and considered before you vote.

The Board unanimously recommends the approval of all proposals by shareholders. Approval of the new investment advisory and sub-advisory agreements will not increase the advisory fees currently paid by the Fund. In addition, based on information provided by VIA, the Board anticipates that the Fund’s other expenses, after these changes take effect, will be lower than similar expenses currently paid by the Fund. However, there is no agreement to cap or limit the Fund’s overall expenses.

The Board also unanimously recommends that shareholders vote for each of the Trustee candidates recommended by the Board.

YOUR VOTE IS IMPORTANT WHETHER OR NOT YOU ARE ABLE TO ATTEND. It is important that your shares be represented at the Meeting. AT YOUR EARLIEST CONVENIENCE, WE ASK THAT YOU PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD OR AUTHORIZE PROXIES TO CAST YOUR VOTE AT THE MEETING. Please refer to the website and telephone number indicated on your proxy card for instructions on how to cast your vote.

Sincerely,

Jonathan F. Zeschin

Chairman of the Board of Trustees

DCA TOTAL RETURN FUND

DCA TOTAL RETURN FUND

518 17th Street, 17th Floor

Denver, Colorado 80202

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

AND

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS

To be held on Tuesday, December 6, 2011

Dear Shareholder:

Notice is hereby given that an Annual Meeting of shareholders of DCA Total Return Fund (the “Fund”) will be held at the offices of the Fund, 518 17th Street, 17th Floor, Denver, Colorado 80202, on Tuesday, December 6, 2011, at 9:00 a.m. Mountain Standard Time. Copies of the Proxy Statement are available at www.proxyonline.us/docs/dcafund.pdf.

At the Annual Meeting, shareholders of the Fund will be asked:

1.	To elect two Trustees, each to serve for a three-year term or until his successor has been duly elected and qualified (“Proposal 1”);

2.	To approve or disapprove the proposed investment advisory agreement between the Fund and Virtus Investment Advisers, Inc. (“Proposal 2”);

3.	To approve or disapprove the proposed sub-advisory agreement between the Fund and Duff & Phelps Investment Management Co. (“Proposal 3A”);

4.	To approve or disapprove the proposed sub-advisory agreement between the Fund and Newfleet Asset Management, LLC (“Proposal 3B”);

5.	To elect seven Trustees, each to serve for a term from one to three years or until his successor has been duly elected and qualified, and each to take office only if Proposal 2, Proposal 3A and Proposal 3B are all approved by shareholders of the Fund and only after resignation of the current Board of Trustees is effective (“Proposal 4”); and

6.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

October 6, 2011 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof, and only holders of common shares of record at the close of business on that date will be entitled to vote. To assure your representation at the meeting, please complete, date and sign the enclosed proxy card and return it in the enclosed envelope after reading the accompanying proxy statement.

By Order of the Board of Trustees

Jami M. VonKaenel
Secretary
DCA Total Return Fund
October 17, 2011

IMPORTANT. Shareholders are cordially invited to attend the meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, regardless of whether you plan to attend the Annual Meeting. Please refer to the website and telephone number indicated on your proxy card for instructions on how to cast your vote. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote by mail, please mark, sign, date, and mail the enclosed proxy card. No postage is required if you use the accompanying envelope to mail the proxy card in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.

Instructions for signing proxy cards

The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund of validating your vote if you fail to sign your proxy card(s) properly.

1.	Individual accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All other accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid signature
Corporate accounts
(1) ABC Corp.	ABC Corp.
John Doe, treasurer
(2) ABC Corp.	John Doe, treasurer
(3) ABC Corp. c/o John Doe, treasurer	John Doe
(4) ABC Corp. profit sharing plan	John Doe, trustee

Partnership accounts
(1) The XYZ partnership	Jane B. Smith, partner
(2) Smith and Jones, limited partnership	Jane B. Smith, general partner

Trust accounts
(1) ABC trust account	Jane B. Doe, trustee
(2) Jane B. Doe, trustee u/t/d 12/18/78	Jane B. Doe

Custodial or estate accounts
(1) John B. Smith, Cust. f/b/o	John B. Smith
John B. Smith, Jr. UGMA/UTMA	Jane B. Smith, Executor
(2) Estate of John B. Smith	Estate of John B. Smith

If you have questions concerning this Proxy Statement, please contact The Altman Group at 1-866-416-0565. Representatives are available to take your call Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern time.

QUESTIONS & ANSWERS REGARDING THE ANNUAL MEETING AND PROPOSALS

Question 1:	Why did you send me this booklet?

Answer:    This booklet was sent to you because you own shares, either directly or beneficially, of DCA Total Return Fund (“DCA” or the “Fund”) as of October 6, 2011, which is the record date for determining the shareholders of the Fund entitled to notice of, and to vote at, the meeting to be held on December 6, 2011 and any postponements or adjournments thereof (the “Annual Meeting”). The Fund is listed on the New York Stock Exchange, Inc. (“NYSE”). The NYSE requires the Fund to hold an annual meeting each year. The Annual Meeting on December 6, 2011 will serve as the Fund’s annual meeting for 2011. The Board of Trustees (the “Trustees” or the “Board”) of the Fund urges you to review the information contained in this booklet before voting on the proposals that will be presented at the Annual Meeting (collectively, the “Proposals”).

Question 2:	What are shareholders of the Fund being asked to consider?

Answer:    At the Annual Meeting, shareholders of the Fund will be asked:

1.	To elect two Trustees, each to serve for a three-year term or until his successor has been duly elected and qualified (“Proposal 1”);

2.	To approve or disapprove the proposed investment advisory agreement between the Fund and Virtus Investment Advisers, Inc. (“Proposal 2”);

3.	To approve or disapprove the proposed sub-advisory agreement between the Fund and Duff & Phelps Investment Management Co. (“Proposal 3A”);

4.	To approve or disapprove the proposed sub-advisory agreement between the Fund and Newfleet Asset Management, LLC (“Proposal 3B”);

5.	To elect seven Trustees, each to serve for a term from one to three years or until his successor has been duly elected and qualified, and each to take office only if Proposal 2, Proposal 3A and Proposal 3B are all approved by shareholders of the Fund and only after resignation of the current Board of Trustees is effective (“Proposal 4”); and

6.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Question 3:	How does the Board recommend that I vote?

Answer:    The Board, including all of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), have unanimously recommended that shareholders vote FOR all of the Proposals, and FOR all Trustee nominees described in such Proposals. If no instructions are indicated on your proxy, the representatives holding proxies will vote in accordance with the recommendations of the Board.

Question 4:	What changes are being proposed to the Fund’s investment adviser and sub-adviser?

Answer:    Dividend Capital Investments LLC (“DCI”) currently serves as the investment adviser to the Fund, and Calamos Advisors LLC (“Calamos” or the “Current Sub-Adviser”) serves as sub-adviser to the Fund. Both DCI and the Fund’s Board of Trustees have each determined that it is in the Fund’s best interest that a new investment adviser and new sub-advisers be engaged to provide services to the Fund.

The Board has considered an arrangement pursuant to which Virtus Investment Advisers, Inc. (“VIA”), subject to various other provisions, will serve as the new investment adviser to the Fund, and Duff & Phelps Investment Management Co. (“Duff & Phelps”) and Newfleet Asset Management, LLC (“Newfleet”) will each serve as a new sub-adviser to the Fund (the “Transaction”).

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On October 5, 2011, the Board approved a new investment advisory agreement with VIA and new sub-advisory agreements with Duff & Phelps and Newfleet respectively, each of which is being presented at the Annual Meeting for the shareholders’ approval, and each of which is described in further detail below. The Transaction is conditioned on the shareholders’ approval of all of the agreements and the election of a post-Transaction slate of Trustees (and the fulfillment of certain other conditions), and is anticipated to be completed no later than five (5) days following the Annual Meeting (the “Closing”). If the Transaction is completed, the new advisory agreement with VIA and the new sub-advisory agreements with Duff & Phelps and Newfleet would be effective on or about the Closing.

Question 5:	What are some of the potential advantages of the proposed changes?

Answer:    Based on the recommendation of DCI, the Fund’s adviser, and on information provided by VIA, the Board believes there are potential benefits to shareholders including, but not limited to factors discussed below, with no single factor being dispositive:

•	The Fund may benefit from maintaining consistency in its investment objective, fundamental and non-fundamental investment policies and its investment in global securities.

•

The execution of the investment strategy, which is focused on global infrastructure related equity securities and global debt instruments, could provide the Fund exposure to a more diverse set of income producing securities than the present portfolio.

•

The proposed execution of the investment strategy also has the potential to result in a lower risk and higher current income profile than presently employed, while maintaining some potential for capital appreciation and utilization of the Fund’s capital loss carryforwards.

•

The Fund may benefit from the investment philosophies and processes, investment professionals, and performance track-record of the Duff and Phelps and the Newfleet sub-advisers, noting that past performance is not indicative of future results.

•	VIA’s Investment Oversight Committee and product management functions provide a framework for firm-level risk control and assessment of the quality of investment services.

•	The Fund may benefit from the larger fund management and administration infrastructure of VIA, Duff and Phelps, Newfleet and their affiliates. These benefits could include, but are not limited to:

•	the potential for lower total operating expenses,

•	prior experience with Fund adoptions which may help eliminate or reduce potential disruption to the Fund’s operations, and

•	access to a larger number of experienced investment, compliance, operational, sales, marketing and client service personnel.

•

The Fund may benefit from VIA affiliates’ (including Duff and Phelps’) knowledge of the closed-end fund marketplace, history in developing and managing closed-end fund strategies (including global total return oriented funds), and reputation within the closed-end fund market, which have the potential to increase the Fund’s profile and market awareness. This enhanced profile and market awareness, in combination with the investment strategy discussion above, may assist in narrowing the Fund’s historical market price discount to net asset value.

For more information regarding the Board’s considerations, please refer to the enclosed proxy statement.

Question 6:	What are some of the other potential consequences of the proposed changes?

Answer:    DCI and the Fund’s Board have considered other possible consequences of the proposed changes, including but not limited to: (i) any potential adverse effects on the Fund’s performance and risk profile given the anticipated change in the execution of the investment strategy; (ii) the potential effects on the tax character of the

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Fund’s distributions; (iii) the possible transaction costs associated with portfolio turnover following the Transaction; (iv) the disposition of certain illiquid securities currently held by the Fund and the possible price volatility and spreads that could affect the transaction price at which such dispositions could occur; and (v) the potential effects associated with changes in the Fund’s service providers. After completing these considerations, DCI and the Fund’s Board have determined that, on the balance, the advantages of the Transaction outweigh the potential adverse effects of the changes considered.

Question 7:	Why am I being asked to vote for Trustees in Proposal 1?

Answer:    The Fund’s Declaration of Trust provides that the Board will be divided into three classes, as determined by the Board, each to be as nearly equal in number as possible and each of which will serve for three years, with one class being elected each year. Each class of Trustees serves a three year term. The terms are staggered such that the term of one class expires and replacements are to be elected by shareholders each year. This year, as described in Proposal 1, the Trustees have nominated Jonathan F. Zeschin, a current Independent Trustee and Chairman of the Board, and David W. Agostine, a Trustee who is an “interested person” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), each of whose current terms will expire at the upcoming Annual Meeting, to serve as Trustee for a three-year term or until his successor has been duly elected and qualified.

Question 8:	Why am I being asked to vote for an entirely new slate of Trustees in Proposal 4?

Answer:    Section 16 of the 1940 Act requires that certain percentages of trustees on boards of registered investment companies must have been elected by shareholders under various circumstances. In general, at least a majority of the trustees must have been elected to such office by shareholders. In addition, new trustees cannot be appointed by existing trustees to fill vacancies created by retirements, resignations or an expansion of a board unless, after those appointments, at least two thirds of the trustees have been elected by shareholders.

The current Board of Trustees has determined that if the new investment advisory agreement with VIA and the new sub-advisory agreements with Duff & Phelps and Newfleet are approved by shareholders and entered into by the Fund, it would be in the best interests of the Fund and its shareholders if a new Board, comprised of a new slate of Trustees, were elected to serve. This new slate of Trustees is described in Proposal 4.

If the new investment advisory agreement with VIA and the new sub-advisory agreements with Duff & Phelps and Newfleet are approved by shareholders, and the new slate of Trustees is elected by the shareholders, the current Trustees, including any current Trustees elected through Proposal 1, would resign from their positions immediately prior to the completion of the Transaction, and the nominees described in Proposal 4 would, if elected, serve the Fund. In addition, subject to the same conditions, the current officers of the Fund would resign immediately prior to the completion of the Transaction. The entry into office of the new Trustees would be effective as of the Closing. The entry into office of the any new officers of the Fund would be effective upon their election by the new Trustees.

If any of Proposal 2, Proposal 3A or Proposal 3B is not approved by shareholders, none of the nominees in Proposal 4 will serve as Trustees to the Fund, even if elected by shareholders. In such an event, the current Board of Trustees, as modified by the results of Proposal 1, would continue to serve.

Proposals 2, 3A, 3B and 4 are contingent upon the closing of the Transaction described in the Proxy Statement, and, even if approved by shareholders of the Fund, will only be effected if the Transaction is completed.

Question 9:	Why are you recommending that the shareholders approve the slate of Trustees in Proposal 4?

Answer:    If shareholders approve the new advisory agreement with VIA and the new sub-advisory agreements with Duff & Phelps and Newfleet, the Fund will undergo significant and material changes in its day-to-day

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operations, investment management, administration and other matters. The slate of Trustees nominated in Proposal 4 serve on boards of funds for which VIA, Duff & Phelps or Newfleet provide advisory services, and as such, these nominees have developed a certain level of familiarity with the investment philosophy, capabilities, personnel and ethics of those advisers. The current Board of Trustees of the Fund believes that having trustees who are familiar with the new advisers’ philosophy and investment approach is important and will result in a more efficient transition. In addition, as costs associated with the Post-Transaction Board of Trustees would likely be allocated across a larger fund complex, the Fund’s Trustee-related expenses are expected to decline if the Transaction is completed and the new Board takes office.

As described in the answer to Question 8, the 1940 Act requires that certain percentages of trustees of boards be elected by shareholders. Furthermore, new trustees cannot be appointed by existing trustees to fill vacancies created by retirements, resignations or an expansion of a board unless, after those appointments, at least two thirds of the trustees have been elected by shareholders. As a consequence, the current Board is recommending that shareholders approve the slate of Trustees in Proposal 4 at the Annual Meeting.

Question 10:	Who is the Fund’s proposed new investment adviser?

Answer:    The proposed new investment adviser for the Fund is VIA. VIA, located at 100 Pearl Street, Hartford, CT 06103, acts as the investment adviser for over 50 mutual funds and as adviser to separately managed accounts. As of June 30, 2011, VIA had approximately $19.5 billion in assets under management. VIA is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business with $33.3 billion under management as of June 30, 2011. Subject to the direction of the Fund’s Board of Trustees, and if the new investment advisory agreement is approved by shareholders, VIA would be responsible for managing the Fund’s investment program and for the general operations of the Fund, including oversight of the Fund’s sub-advisers.

The Board, including the Independent Trustees, has unanimously approved, and recommends that shareholders approve, the investment advisory agreement between the Fund and VIA. More detailed information about VIA can be found in this Proxy Statement, including the discussion accompanying Proposal 2.

Question 11:	Who are the Fund’s proposed new sub-advisers?

Answer:    The proposed new sub-advisers for the Fund are Duff & Phelps and Newfleet.

Duff & Phelps, located at 200 South Wacker Drive, Suite 500, Chicago, IL 60606, is an affiliate of VIA and acts as sub-adviser to mutual funds and as adviser to four closed-end mutual funds and to institutional clients. Duff & Phelps (together with its predecessor) has been in the investment advisory business for more than 70 years. As of June 30, 2011, Duff & Phelps had approximately $7.5 billion in assets under management on a discretionary basis.

Connie M. Luecke and Randle L. Smith are anticipated to serve as portfolio managers for the Fund’s Equity Portfolio (described below). Ms. Luecke is Senior Vice President of Duff & Phelps. She currently serves as co-portfolio manager of the Virtus Global Infrastructure Fund and also serves as the senior telecommunications analyst for the DNP Select Income Fund Inc. Mr. Smith is Senior Vice President of Duff & Phelps. He currently serves as co-portfolio manager of the Virtus Global Infrastructure Fund and also serves as the senior utilities analyst for the DNP Select Income Fund Inc.

Newfleet, an affiliate of VIA, has been an investment adviser since 1989 and is located at 100 Pearl Street, Hartford, CT 06103. Newfleet acts as subadviser to mutual funds and as investment adviser to institutions and individuals. As of June 30, 2011, Newfleet had approximately $9.2 billion in assets under management.

David L. Albrycht is anticipated to serve as portfolio manager for the Fund’s Fixed-Income Portfolio (described below). Mr. Albrycht is Chief Investment Officer – Multi-Sector Strategies of Newfleet. He currently serves as portfolio manager to Virtus Multi-Sector Fixed Income Fund, Virtus Multi-Sector Short Term Bond Fund and Virtus Senior Floating Rate Fund.

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Subject to the direction of the Fund’s Board of Trustees and, if approved by shareholders, VIA as the Fund’s investment adviser, and further assuming that the new sub-advisory agreements are approved by shareholders, Duff & Phelps and Newfleet would each be responsible for the day-to-day management of a portion of the Fund’s portfolio.

The Board, including the Independent Trustees, has unanimously approved, and recommends that shareholders approve, the sub-advisory agreement between the Fund and Duff & Phelps as well as the sub-advisory agreement between the Fund and Newfleet. More detailed information about each of Duff & Phelps and Newfleet can be found in this Proxy Statement, including the discussions accompanying Proposal 3A and Proposal 3B.

Question 12:	Will the proposed new investment adviser and new sub-advisers change the Fund’s investment objective or the Fund’s fundamental or non-fundamental investment policies?

Answer:    No. The Fund’s investment objective will continue to be to seek total return, consisting of both capital appreciation and current income. Similarly, no changes to the Fund’s fundamental and non-fundamental investment policies are anticipated as a result of the Transaction. However, as described in greater detail below, the Fund’s investment strategy is expected to be different following the Transaction. Although the Fund is classified as a non-diversified fund, it is currently operating as a diversified fund, and has been doing so since 2009. It is anticipated that the Fund will, following the Transaction, be classified as a diversified fund.

Question 13:	How will the proposed new investment adviser and new sub-advisers seek to achieve the Fund’s investment objective?

Answer:    It is anticipated that VIA, in its capacity as investment adviser to the Fund, and Duff & Phelps and Newfleet, in their capacities as sub-advisers, will seek to achieve the Fund’s investment objective by investing globally in equity interests of owners/operators of infrastructure (the “Equity Portfolio”) and by investing globally across all sectors of the fixed income markets (the “Fixed-Income Portfolio”) to generate high current income and total return. Subject to the supervision of VIA, Duff & Phelps will manage the Equity Portfolio, anticipated to initially comprise 60% of the Fund’s assets, and Newfleet will manage the Fixed-Income Portfolio, anticipated to initially comprise 40% of the Fund’s assets. VIA will monitor the allocation to the sub-advisers on an ongoing basis, and expects to perform a rebalance of the Fund’s assets to the stated 60% equity/40% fixed-income allocation at least annually.

The types of owners/operators of infrastructure Duff & Phelps invests in are involved in the communications, utility, energy and transportation industries. Infrastructure owners/operators offer revenues with low variability; stable and predictable cash flows; an ability to distribute relatively high dividends; and many have inflation-linked revenues via long-term lease contracts. Infrastructure owners/operators exhibit attractive risk/return characteristics, offer moderate-to-high income and moderate growth; and are defensive in nature.

Newfleet’s objective to generate high current income and total return is accomplished by applying extensive credit research and a time-tested approach to capitalize on opportunities across undervalued sectors of the bond market. The Fixed-Income Portfolio seeks diversification globally among 14 sectors in order to potentially increase return and manage risk. A team of investment professionals provides significant research depth across all bond market sectors.

As permitted by the 1940 Act and as described in the Fund’s registration statement, VIA, Duff & Phelps and Newfleet may employ leverage in seeking to achieve the Fund’s investment objective.

Question 14:	Is the Fund’s name expected to change?

Answer:    Yes. It is anticipated that, following the Transaction, the Fund’s name will be changed to Virtus Total Return Fund.

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Question 15:	Will the Fund’s investment management fees be affected under the new investment advisory agreement and the new sub-advisory agreements?

Answer:    No, the investment management fees paid by the Fund will not change. If approved by the shareholders, the new investment advisory agreement will provide that the Fund will pay an annual fee of 0.85% to VIA. Under the new sub-advisory agreements, VIA, and not the Fund, will pay Duff & Phelps an annual fee of 0.465% on the portion of the Fund’s assets it manages and Newfleet an annual fee of 0.35% on the portion of the Fund’s assets it manages.

Question 16:	Will the Fund’s expenses be affected by the appointment of the new investment adviser and new sub-advisers, or by investment strategy or policy changes in connection with those appointments?

Answer:    If the Proposals are approved by shareholders, it is anticipated that certain of the Fund’s service providers, such as the Fund’s custodian, transfer agent and administrator, will be replaced by new service providers. The Board and the Officers of the Fund have reviewed information provided by VIA with respect to the anticipated arrangements with such new service providers. Based on the information provided, the Board anticipates that, following the Transaction: (i) the Fund’s investment management fees with respect to assets (not including the effects of leverage) will remain the same; and (ii) the Fund’s other expenses will be lower than similar expenses currently paid by the Fund. However, there is no agreement to cap or limit the Fund’s overall expenses.

Question 17:	Will my dividend be affected by the proposed changes?

Answer:    It is expected that Fund will continue to pay out distributions to shareholders quarterly. Due to the nature of the investment strategies expected to be employed by the new sub-advisers, the Fund may pay distributions at a higher rate than currently. In any event, distributions following the Transaction will be dependent on various factors, including, but not limited to, investment performance, general market conditions and the judgment of the post-Transaction Board of Trustees.

Question 18:	What happens if some Proposals are approved and others are not?

Answer:    If sufficient votes are not obtained to approve all Proposals, the Board will consider what further action to take, including adjourning the Annual Meeting and making a reasonable effort to solicit support with respect to the Proposals that have not received the sufficient votes. If, after additional proxy solicitation, the Board believes it to be unlikely that a particular Proposal will pass with regard to a Fund, the Board will consider what other action is appropriate and in the best interests of shareholders.

If any of Proposal 2, Proposal 3A or Proposal 3B is not approved by shareholders, none of the nominees in Proposal 4 will serve as Trustees to the Fund, even if elected by shareholders. In such an event, the current Trustees, including any current Trustees elected through Proposal 1, would continue to serve.

The new Board will replace the current Board of Trustees, as modified by the results of Proposal 1, upon the Closing, ONLY IF: (a) Proposal 2, Proposal 3A and Proposal 3B are all approved by shareholders; (b) the post-Transaction slate of Trustees is elected by shareholders; and (c) the Transaction is completed.

Question 19:	When will these changes take place?

Answer:    If Proposal 2, Proposal 3A, Proposal 3B and Proposal 4 are all approved by shareholders, and the Transaction is completed, it is anticipated that DCI and the Current Sub-Adviser will cease to be investment adviser and sub-adviser to the Fund, and that VIA, Duff & Phelps and Newfleet will be the new investment adviser and sub-advisers to the Fund, all on or around the Closing. Likewise, the current Board and the Fund’s

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current officers are anticipated to resign immediately prior to the Closing, and the new Board is anticipated to take office upon the Closing (with the new officers taking office upon election by the new Board), contingent on the approvals of the abovementioned Proposals and the fulfillment of certain other conditions.

Question 20:	Who will bear the expenses of the Transaction, including the proxy solicitation expenses?

Answer:    DCI and VIA have agreed that the expenses associated with the drafting, preparation, printing and mailing of shareholders notices and communications, the proxy statement, SEC and other governmental filings in connection with the Transaction, including expenses of the Fund’s counsel, and, subject to the consummation of the Closing, the costs of a third party proxy solicitor, will be split by DCI and VIA. The Fund will not bear any of these expenses.

Question 21:	How can I vote my shares?

Answer:    Please read the proxy statement and follow the instructions included on the enclosed proxy card. In addition to voting by mail, you may vote by telephone by calling the toll-free number that appears on the proxy card. We encourage you to learn about all your options for voting by referring to the enclosed proxy card and using the control number that appears on it. You may also call 1-866-416-0565 for directions on how to attend the meeting and vote your shares in person. Even if you intend to attend the meeting in person, you are encouraged to vote your proxy either by telephone or by completing and returning the proxy card. Whichever method you choose, please read the enclosed proxy statement carefully before voting.

Question 22:	What if I want to revoke my proxy?

Answer:    Shareholders can revoke their proxy at any time prior to its exercise by (1) giving written notice to the Secretary of the Fund at 518 17th Street, 17th Floor, Denver, Colorado 80202, or (2) by signing and submitting another proxy of a later date than the originally submitted proxy, or (3) by personally voting at the Meeting to be held at 518 17th Street, 17th Floor, Denver, Colorado 80202 at 9:00 a.m. Mountain Standard Time, on Tuesday, December 6, 2011.

Question 23:	Who should I call if I have questions?

Answer:    Should you have any questions about the proxy material or about how to cast your vote, please call 1-866-416-0565, Monday through Friday 9 a.m. to 10 p.m. Eastern time.

- vii -

DCA TOTAL RETURN FUND

518 17th Street, 17th Floor

Denver, Colorado 80202

PROXY STATEMENT

The accompanying proxy is solicited by the Board of Trustees (the “Board” or the “Trustees”) of DCA Total Return Fund (the “Fund”) in connection with the Annual Meeting of shareholders (the “Annual Meeting”) to be held at 518 17th Street, 17th Floor, Denver, Colorado 80202, on Tuesday, December 6, 2011 at 9:00 a.m. Mountain Standard Time.

All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of the Fund’s shares of beneficial interest (“Common Shares”) will be voted “FOR” each Proposal as shown in this Proxy Statement. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by voting in person, or by written notice to the Secretary of the Fund (addressed to the Secretary at the principal executive office of the Fund, 518 17th Street, 17th Floor, Denver, Colorado 80202). However, attendance at the Annual Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the Common Shares represented thereby will be voted in accordance with specifications therein. This Proxy Statement, Notice of Annual Meeting, and proxy cards are first being mailed to shareholders on or about October 17, 2011.

Only shareholders or their duly appointed proxy holders can attend the Annual Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Annual Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your Common Shares and you plan to attend the Annual Meeting, you should bring a recent brokerage statement showing your ownership of the Common Shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Annual Meeting, you should also bring a proxy card from your broker.

The Fund’s Common Shares are the only outstanding voting securities of the Fund. The record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof has been fixed at the close of business on October 6, 2011 (the “Record Date”), and each shareholder of record at that time is entitled to cast one vote for each Common Share registered in his or her name. As of the Record Date, 27,466,109 Common Shares were outstanding and entitled to be voted with respect to the Fund.

Dividend Capital Investments LLC (“DCI”) serves as the Fund’s investment adviser and administrator. DCI is a Delaware limited liability company registered as an investment adviser with the Securities and Exchange Commission and is located at 518 17th Street, 17th Floor, Denver, Colorado, 80202. Currently, DCI Group LLC (“DCI Group”) owns 100% of DCI. DCI Group is located at 518 17th Street, 17th Floor, Denver, Colorado, 80202, and is owned by DCI Group Investors LLC (“DCIG Investors”) and certain limited liability companies under the control of principals and partners of Dividend Capital Group LLC (“DCG”) or their affiliates (collectively, “DCG Affiliates”). DCG Affiliates own 91.5% of DCI Group and DCIG Investors owns 8.5% of DCI Group.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON DECEMBER 6, 2011: The Proxy Statement for the annual meeting is available at www.proxyonline.us/docs/dcafund.pdf.

The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended December 31, 2010, its semi-annual report for the period ended June 30, 2011, and more recent shareholder reports, if any, to any Fund shareholder upon request. To request a copy, please call 1-866-324-7348 or write to DCA Total Return Fund, Attn: Ms. Jami M. VonKaenel, 518 17th Street, 17th Floor, Denver, Colorado 80202.

1

OVERVIEW AND BACKGROUND OF PROPOSALS

This Proxy Statement presents five proposals for the Fund, each of which is described in further detail below. Proposal 1 concerns the elections of two current Trustees whose terms are expiring at the Annual Meeting. Proposals 2, 3A, 3B and 4, if all approved, and subject to the fulfillment of certain other conditions, will result in a new investment adviser and new sub-advisers to the Fund, as well as the entry into office of a new Board of Trustees. The current Board, including the Independent Trustees, unanimously recommends that you vote in favor of each Proposal.

Background Information

The Board has considered an arrangement pursuant to which Virtus Investment Advisers, Inc. (“VIA”), subject to various other provisions, will serve as the new investment adviser to the Fund, (ii) Duff & Phelps Investment Management Co. (“Duff & Phelps”) and Newfleet Asset Management, LLC (“Newfleet”) will each serve as a new sub-adviser to the Fund, and (iii) a new Board of Trustees will take office in place of the current Trustees (the “Transaction”).

The Transaction will only be completed if shareholders of the Fund: (i) approve the new investment advisory agreement between the Fund and VIA; (ii) approve the new sub-advisory agreement between the Fund and Duff & Phelps; (iii) approve the new sub-advisory agreement between the Fund and Newfleet; and (iv) elect the new nominees for the Board of Trustees. If the necessary approvals are obtained, and certain other conditions are fulfilled, it is anticipated that the Transaction will be completed no later than five (5) business days following the Annual Meeting (the “Closing”). If approved, each of the new investment advisory agreement and new sub-advisory agreements will be effective on or about the Closing.

In addition, shareholders will be asked to elect two current Trustees, each of whose terms will expire at the Annual Meeting. If elected, it is the intention of each of the Trustees to serve the full duration of their three-year terms. However, if the new investment advisory agreement and new sub-advisory agreements are approved by shareholders, and the new slate of Trustees is elected by shareholders, it is the intention of the current Board of Trustees, including the two Trustees whose terms would otherwise expire at the Annual Meeting, to resign from the Board immediately prior to the Closing.

Summary of Proposals

At the Annual Meeting, shareholders of the Fund will be asked:

1.	To elect two Trustees, each to serve for a three-year term or until his successor has been duly elected and qualified (“Proposal 1”);

2.	To approve or disapprove the proposed investment advisory agreement between the Fund and Virtus Investment Advisers, Inc. (“Proposal 2”);

3.	To approve or disapprove the proposed sub-advisory agreement between the Fund and Duff & Phelps Investment Management Co. (“Proposal 3A”);

4.	To approve or disapprove the proposed sub-advisory agreement between the Fund and Newfleet Asset Management, LLC (“Proposal 3B”);

5.	To elect seven Trustees, each to serve for a term from one to three years or ntil his successor has been duly elected and qualified, and each to take office only if Proposal 2, Proposal 3A and Proposal 3B are all approved by shareholders of the Fund and only after resignation of the current Board of Trustees is effective (“Proposal 4”); and

6.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Proposals 2, 3A, 3B and 4 are contingent upon the closing of the Transaction described in this Proxy Statement, and, even if approved by shareholders of the Fund, will only be effected if the Transaction is completed. If any of Proposals 2, 3A, 3B and 4 are not approved by shareholders of the Fund, the Transaction will not be completed, in which case DCI and the Current Sub-Adviser will continue as the Fund’s adviser and sub-adviser, and the current Board of Trustees, as modified by the results of Proposal 1, will continue to serve.

Post-Transaction Structure and Operations

The New Advisory and Sub-Advisory Agreements

The Board of Trustees, including the Independent Trustees, has approved the investment advisory agreement between the Fund and VIA (the “New Advisory Agreement”) and the sub-advisory agreements between the Fund and Duff & Phelps and the Fund and Newfleet (each a “New Sub-Advisory Agreement” and collectively the “New Sub-Advisory Agreements”). If the Transaction is completed, VIA will serve as investment adviser to the Fund, and Duff & Phelps and Newfleet will each serve as sub-advisers to the Fund.

New Board of Trustees and Officers

If Proposal 2, Proposal 3A, Proposal 3B and Proposal 4 are all approved by shareholders, the current Board of Trustees, including the two current Trustees who are being nominated to serve as Trustees in Proposal 1, will resign immediately prior to the Closing. Subject to the same conditions, the Fund’s current officers will also resign immediately prior to the Closing. Upon completion of the Transaction, and only after the resignation of the current Board of Trustees, the new Trustees elected as a result of Proposal 4 will take office as the Board of Trustees of the Fund. New officers of the Fund will take office upon election by the new Board of Trustees.

Post-Transaction Investment Objective and Investment Strategies

If the Transaction is completed, the Fund’s Investment objective is expected to continue to be to seek total return, consisting of both capital appreciation and current income. Similarly, no changes to the Fund’s fundamental and non-fundamental investment policies are anticipated as a result of the Transaction. However, as described in greater detail below, the Fund’s investment strategy is expected to be different following the Transaction. Although the Fund is classified as a non-diversified fund, it is currently operating as a diversified fund, and has been doing so since 2009. It is anticipated that the Fund will, following the Transaction, be classified as a diversified fund.

It is anticipated that, following completion of the Transaction, VIA, in its capacity as investment adviser to the Fund, and Duff & Phelps and Newfleet, in their capacities as sub-advisers, will seek to achieve the Fund’s investment objective by investing globally in equity interests of owners/operators of infrastructure (the “Equity Portfolio”) and by investing globally across all sectors of the fixed income markets (the “Fixed-Income Portfolio”) to generate high current income and total return. Subject to the supervision of VIA, Duff & Phelps will manage the Equity Portfolio, anticipated to initially comprise 60% of the Fund’s assets, and Newfleet will manage the Fixed-Income Portfolio, anticipated to initially comprise 40% of the Fund’s assets. VIA will monitor the allocation to the sub-advisers on an ongoing basis, and expects to perform a rebalance of the Fund’s assets to the stated 60% equity/40% fixed-income allocation at least annually.

The types of owners/operators of infrastructure Duff & Phelps invests in are involved in the communications, utility, energy and transportation industries. Infrastructure owners/operators offer revenues with low variability; stable and predictable cash flows; an ability to distribute relatively high dividends; and many have inflation-linked revenues via long-term lease contracts. Infrastructure owners/operators exhibit attractive risk/return characteristics, offer moderate-to-high income and moderate growth; and are defensive in nature.

Newfleet’s objective to generate high current income and total return is accomplished by applying extensive credit research and a time-tested approach to capitalize on opportunities across undervalued sectors of the bond market. The Fixed-Income Portfolio seeks diversification globally among 14 sectors in order to potentially increase return and manage risk. A team of investment professionals provides significant research depth across all bond market sectors.

As permitted by the 1940 Act and as described in the Fund’s registration statement, VIA, Duff & Phelps and Newfleet may employ leverage in seeking to achieve the Fund’s investment objective.

Service Providers to the Fund

The Fund’s current service providers currently consist of the following: investment adviser and co-administrator (DCI), sub-adviser (Calamos), co-administrator (ALPS Fund Services, Inc.), custodian (Union Bank, N.A.), transfer agent (BNY Mellon Shareowner Services), legal counsel (Davis Graham & Stubbs LLP), and independent registered public accounting firm (Tait, Weller and Baker LLP). Upon completion of the Transaction, it is anticipated that, in addition to VIA, Duff & Phelps and Newfleet, services would be provided to the Fund by VP Distributors, LLC as administrator, BNY Mellon Investment Servicing (US) as accounting agent, BNY Mellon as custodian, Computershare as transfer agent, and PricewaterhouseCoopers LLP as independent registered public accounting firm.

Pro Forma Post-Transaction Expenses

Pro forma annual expenses	As a percentage of net assets attributable to Common Shares (Assuming Use of Leverage)
Investment advisory fees	1.214%
Interest payments on borrowed funds	0.643%
Other expenses	0.338%
Total Expenses	2.196%

The table below estimates what the Fund’s annual expenses would be, stated as percentages of the Fund’s net assets attributable to common shares; however, unlike the table above, it assumes that the Fund does not utilize any form of leverage. In accordance with these assumptions, the Fund’s expenses would be estimated as follows:

Pro forma annual expenses	As a percentage of net assets attributable to Common Shares (Assuming No Leverage Outstanding)
Investment advisory fees	0.850%
Interest payments on borrowed funds	0.000%
Other expenses	0.288%
Total Expenses	1.138%

Anticipated Post-Transaction Distributions

It is expected that Fund will continue to pay out distributions to shareholders quarterly. Due to the nature of the investment strategies expected to be employed by the new sub-advisers, the Fund may pay distributions at a higher rate than currently. In any event, distributions following the Transaction will be dependent on various factors, including, but not limited to, investment performance, general market conditions and the judgment of the post-Transaction Board of Trustees.

Potential Advantages and Other Consequences of the Transaction to the Fund.

Based on the recommendation of DCI, the Fund’s adviser, and on information provided by VIA, the Fund believes there are potential benefits to shareholders including, but not limited to factors discussed below, with no single factor being dispositive:

•	The Fund may benefit from maintaining consistency in its investment objective, fundamental and non-fundamental investment policies and investment in global securities.

•

The execution of the investment strategy, which is focused on global infrastructure related equity securities and global debt instruments, could provide the Fund exposure to a more diverse set of income producing securities than the present portfolio.

•

The proposed execution of the investment strategy also has the potential to result in a lower risk and higher current income profile than presently employed, while maintaining some potential for capital appreciation and utilization of the Fund’s capital loss carryforwards.

•

The Fund may benefit from the investment philosophies and processes, investment professionals, and performance track-record of the Duff and Phelps and the Newfleet sub-advisers, noting that past performance is not indicative of future results.

•	VIA’s Investment Oversight Committee and product management functions provide a framework for firm-level risk control and assessment of the quality of investment services.

•	The Fund may benefit from the larger fund management and administration infrastructure of VIA, Duff and Phelps, Newfleet and their affiliates. These benefits could include, but are not limited to:

•	the potential for lower total operating expenses,

•	prior experience with Fund adoptions which may help eliminate or reduce potential disruption to the Fund’s operations, and

•	access to a larger number of experienced investment, compliance, operational, sales, marketing and client service personnel.

•

The Fund may benefit from VIA affiliates’ (including Duff and Phelps’) knowledge of the closed-end fund marketplace, history in developing and managing closed-end fund strategies (including global total return oriented funds), and reputation within the closed-end fund market, which have the potential to increase the Fund’s profile and market awareness. This enhanced profile and market awareness, in combination with the investment strategy discussion above, may assist in narrowing the Fund’s historical market price discount to net asset value.

Conversely, DCI and the Fund’s Board have considered other possible consequences of the proposed changes, including, but not limited to: (i) any potential adverse effects on the Fund’s performance and risk profile given the change in the execution of the investment strategy; (ii) the potential effects tax character of the Fund’s distributions; (iii) the possible transaction costs associated with portfolio turnover following the Transaction; (iv) the disposition of certain illiquid securities currently held by the Fund and the possible price volatility and spreads that could affect the transaction price at which such dispositions could occur; and (v) the potential effects associated with changes in the Fund’s service providers. After completing these considerations, DCI and the Fund’s Board have determined that, on the balance, the advantages of the Transaction outweigh the potential adverse impact of the changes considered.

PROPOSAL 1

ELECTION OF THE CLASS III NOMINEES

The Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that the Board shall be divided into three classes of Trustees as nearly equal in number as possible. Each class of Trustees serves a three year term. The terms are staggered such that the term of one class expires and replacements must be elected by shareholders each year.

At the Meeting, the Board proposes the election of two Trustees. If elected, each Trustee will serve a three-year term and until his successor has been duly elected and qualified. Unless otherwise instructed, the proxy holders intend to vote proxies received by them for the two nominees named below. The Board, including the Trustees who are not “interested persons” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)), upon the recommendation of the Fund’s Nominating and Governance Committee which is comprised solely of Trustees who are not “interested persons” of the Fund (“Independent Trustees”), has nominated Jonathan F. Zeschin and David W. Agostine to serve as Trustees for three-year terms and until their successors have been duly elected and qualified (the “Class III Nominees”).

The names of each Class III Nominee, and each other Trustee of the Fund, and their addresses, ages and principal occupations during the past five years, are provided in the tables below.

Trustees

Name, Address,(1) Age and Position with DCA Total Return Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee(2)	Other Directorships/ Trusteeships held by Trustee or Nominee for Trustee
Current Trustee for a Term Expiring at the Annual Meeting to be held in 2012 (Class I Trustee)

Independent Trustee

Thomas H. Mack Age: 69 Trustee	Since 01/24/05	Thomas H. Mack & Co., Inc., President (since 01/1991)	1	None

Current Trustees for a Term Expiring at the Annual Meeting to be held in 2013 (Class II Trustees)

Independent Trustee

J. Gibson Watson, III, Age: 56 Trustee	Since 02/21/06	Prima Capital Holding, Inc., President , Chief Executive Officer and Director (since 01/2000)	1	None

Name, Address,(1) Age and Position with DCA Total Return Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee(2)	Other Directorships/ Trusteeships held by Trustee or Nominee for Trustee

Independent Trustee

John Mezger Age: 57 Trustee	Since 08/17/05	Essential Investment Partners LLC, Client Relations (2010); WF Option, LLC, Manager (since 2004); Oak Point, LLC, Manager (since 2003); Cherry Creek South Associates, LLC, Manager (since 1999); and Corby Properties, LLC, Manager (since 1998)	1	None

Current Trustees and Nominees for a Term Expiring at the Annual Meeting to be held in 2011 (Class III Trustees)

Interested Trustee(3)

David W. Agostine Age: 49 Trustee/Nominee	Since 09/30/07	Market Metrics, LLC, Principal (since 01/2011); Dividend Capital Investments LLC, President (05/2007 to 06/2009); Intellect Integrated Electronics, Inc., Chief Executive Officer (03/2003 to 05/2007); Janus Institutional, Managing Director (01/2000 to 03/2003)	1	Curian Series Trust, Trustee (3 funds) (since 04/2011)

Independent Trustee

Jonathan F. Zeschin Trustee and Chairman of the Board/Nominee Age: 58	Since 01/24/05	Essential Investment Partners, Partner (since 2009); Essential Advisers, Inc., President (since 06/2000) and JZ Partners LLC, Managing Partner (since 08/1998)	1	Matthews Asia Funds, Trustee (12 funds) (since 05/2007)

(1)	The address for each of the Trustees and nominees is: 518 17th Street, 17th Floor, Denver, CO 80202.
(2)	“Fund Complex” means two or more funds that (i) hold themselves out to investors as related companies for purposes of investment and investor services, or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other funds.
(3)	Mr. Agostine is deemed to be an “interested person” as defined in Section 2(a)(19) of the 1940 Act (“Interested Trustee”), because of his affiliation with the Fund’s Adviser.

The Class III Nominees have consented to being named in this Proxy Statement and have indicated their intention to serve if elected. The Board knows of no reason why the Class III Nominees will be unable to serve. Should either Class III Nominee withdraw or otherwise become unavailable for reasons not presently known, the proxy holders intend to vote for the election of such other person as the Independent Trustees may designate.

The election of Trustees under this Proposal 1 is not contingent on shareholder approval of any other Proposal described in this Proxy Statement.

If any of Proposal 2, Proposal 3A, Proposal 3B, or Proposal 4 is not approved by the shareholders of the Fund, or if the Transaction is not completed, the Class III Nominees, if elected, will hold office until the Annual Meeting to be held in 2014 or until their successors are elected and qualified.

If Proposal 2, Proposal 3A, Proposal 3B, and Proposal 4 are all approved by the shareholders of the Fund: (i) the Class III Nominees, if elected, will hold office until the Closing; and (ii) immediately prior to the Closing, the current Board, as modified by the results of Proposal 1, will resign as Trustees, and the new Board of Trustees described in Proposal 4 will take office upon the Closing.

Experience and Qualifications of Class III Nominees

The Board evaluated the Class III Nominees’ backgrounds and their oversight and prior service as members of the Board of Trustees of the Fund. With respect to the specific experience, qualifications, attributes, or skills that led to the conclusion that each person should serve as a Trustee, the Board considered and evaluated each of the Class III Nominee’s relevant knowledge, experience, expertise and independence. Mr. Zeschin has experience with financial, accounting, regulatory, investment, and board operational matters as well as monitoring investment advisers and other fund service providers as a result of his service as a board member of another registered investment company and as a result of his experience at a registered investment adviser, in addition to his prior service as a Trustee. Mr. Agostine has experience with financial, accounting, regulatory, investment, and board operational matters as well as monitoring investment advisers and other fund service providers as a result of his prior experience in the financial services industry and his association with DCI, in addition to his prior service as a Trustee.

Required Vote

The approval of the election of each Class III Nominee to the Board requires a plurality of the votes cast at the annual Meeting, provided a quorum is present.

Please also see the information contained below under the heading “Further Information Regarding Trustees and Officers.”

The Fund’s Board, including the Independent Trustees, recommends that shareholders vote “FOR” each Class III Nominee as Trustee to the Fund’s Board of Trustees. Unmarked proxies will be so voted.

FURTHER INFORMATION REGARDING TRUSTEES AND OFFICERS

Executive Officers of the Fund

The following information relates to the executive officers of the Fund who are not also Trustees of the Fund.

Name, Age, Address(1) and Position with the Fund	Length of Time Served(2)	Principal Occupation(s) During Past Five Years
Jeffrey Taylor, President and Principal Executive Officer Age: 39	Since 08/20/09	Dividend Capital Investments LLC, President (since 06/2009), Chief Operating Officer (since 12/2005); formerly, Dividend Capital Investments LLC, Vice President of Business Services (02/2004 — 12/2005); Black Creek Group/Dividend Capital Group, Senior Vice President of Operations (since 03/2009).

Jami M. VonKaenel, Vice President, Treasurer, Principal Financial Officer and Secretary Age: 33	Secretary since 08/20/09; Vice President, Treasurer and Principal Financial Officer since 11/16/2010	Dividend Capital Investments LLC and Dividend Capital Securities, Controller (since 10/2006) and Assistant Controller (06/2004 — 10/2006); formerly, Ernst and Young LLP, Senior, Technology and Security Risk Services (02/2004 — 06/2004); and Accenture, Analyst (01/2001 — 01/2004).

Gordon Taylor, Chief Compliance Officer Age: 37	Since 11/20/2008	Dividend Capital Securities, LLC, Chief Compliance Officer (since 3/2006); Cambridge Investment Research, AVP, Director of Compliance (12/2003 — 3/2006)

(1)	The address for each of the executive officers is: 518 17th Street, 17th Floor, Denver, CO 80202.
(2)	The term of each officer is indefinite at the discretion of the Board of Trustees.

Ownership of Securities

As of September 30, 2010, the Fund’s Trustees and executive officers, as a group, owned less than 1% of the Fund’s outstanding Common Shares. The information as to ownership of securities which appears below is based on statements furnished to the Fund by its Trustees and executive officers.

The following table sets forth the equity ownership of the Trustees in the Fund as of September 30, 2011. The code for the dollar range of equity securities owned by the Trustees is: (a) $1 to $10,000; (b) $10,001 to $50,000; (c) $50,001 to $100,000; and (d) over $100,000.

Name of Trustee	Dollar Range of Common Shares In DCA Total Return Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
David W. Agostine	(b)	(b)

Independent Trustees
Thomas H. Mack	(b)	(b)
Jonathan F. Zeschin	(b)	(b)
John Mezger	None	None
J. Gibson Watson, III	None	None

As of December 31, 2010, none of the Independent Trustees or their immediate family members owned any shares of the Adviser, principal underwriter or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter.

Current Board Leadership Structure and Role in Risk Oversight

Mr. Zeschin, who is an Independent Trustee and Class III Nominee, currently serves as Chairman of the Board of Trustees. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the investment advisers, other service providers, counsel and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board, together with the Nominating and Governance Committee, is responsible for reviewing the Board’s leadership structure, including, but not limited to, determining the appropriate individual to serve as the Board’s Chairman. The Board believes that, given the current composition of the Board, the current particular characteristics of the Fund, and the independent status of the current Chairman, this leadership structure is appropriate.

Overall responsibility for oversight of the Fund rests with the Trustees. The Board is responsible for overseeing DCI and the Current Sub-Adviser, as well as the other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, and the Trust’s charter. The Board is currently composed of five members, four of whom are Independent Trustees. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, the adviser and sub-adviser, the Fund’s Chief Compliance Officer, the Fund’s legal counsel and the independent registered public accounting firm for the Fund regarding risks faced by the Fund.

The Board, with the assistance of the adviser and sub-adviser, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. In addition, as part of the Board’s periodic review of the Fund’s advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which such service providers are responsible.

Fund Committees

The Fund has a standing Nominating and Governance Committee, Audit Committee and Valuation Committee. The Nominating and Governance Committee and Audit Committee are composed entirely of Independent Trustees, who also are “independent” as defined in the listing standards of the New York Stock Exchange (“NYSE”).

Nominating and Governance Committee

The Nominating and Governance Committee (the “Nominating Committee”) recommends nominations for membership on the Board of Trustees. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Trustees, their independence from the Fund’s Adviser, principal underwriters and other principal service providers. The Nominating Committee generally meets at least once annually to identify and evaluate Trustee nominees and makes its recommendations to the Board at the time of the Board’s February meeting. The Nominating Committee also periodically reviews Independent Trustee compensation and will recommend any appropriate changes to the Board as a group. The Board of Trustees has adopted a Nominating and Governance Committee charter (“Nominating Committee Charter”). The members of the Fund’s Nominating Committee are Jonathan F. Zeschin, John Mezger, Thomas H. Mack and J. Gibson Watson, III.

The Nominating Committee may take into account a wide variety of factors in considering prospective trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience;

(iii) educational background; (iv) financial or legal expertise; (v) the candidate’s integrity, ability, judgment and expertise; and (vi) overall diversity of the Board’s composition. The Nominating Committee will consider potential trustee candidates recommended by Fund shareholders provided that the proposed candidates satisfy the trustee qualification requirements and shareholder submissions requirements set forth in the Fund’s Nominating Committee Charter. Other than compliance with the requirements mentioned in the preceding sentence, the Nominating Committee will not otherwise evaluate shareholder trustee nominees in a different manner than other nominees and the standard of the Nominating Committee is to treat all equally qualified nominees in the same manner. The Nominating Committee may identify prospective trustee candidates from any reasonable source and has the ability to engage third-party search services for the identification and evaluation of potential nominees.

The Fund’s bylaws (Article III) also contain advance notice provisions and general procedures with respect to submission of proposals, including nomination of Trustees. Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the Nominating Committee Charter requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Fund’s Secretary. In order for a submission of a nominee to be considered, such submission must include: (i) the shareholder’s contact information; (ii) the nominee’s contact information and the number of Fund Common Shares owned by the proposed nominee; (iii) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the Securities Exchange Act of 1934, as amended (the “1934 Act”); and (iv) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if so designated by the Nominating Committee and the Fund’s Board. It shall be in the Nominating Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

Audit Committee

The Fund’s Board of Trustees has appointed an Audit Committee. The main function of the Audit Committee is to assist the Board in its oversight of the Fund’s accounting and financial reporting process and its internal controls, including assistance with the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the selection, retention, qualification and independence of the Fund’s independent auditors, and the performance of the Fund’s internal control systems. The Audit Committee also serves as the Fund’s qualified legal compliance committee. The members of the Audit Committee for the Fund are Jonathan F. Zeschin, John Mezger, Thomas H. Mack and J. Gibson Watson, III.

The Board of Trustees has adopted a written charter for the Fund’s Audit Committee (“Audit Committee Charter”).

Valuation Committee

The Fund’s Board of Trustees has appointed a Valuation Committee and has adopted a written charter for the Fund’s Valuation Committee (the “Valuation Committee Charter”). The Valuation Committee is established to oversee the implementation of the Fund’s pricing and valuation procedures and has the responsibility of determining the fair value of each of the Fund’s securities or other assets, in the absence of readily available market quotations. The members of the Valuation Committee are Jonathan F. Zeschin, John Mezger, Thomas H. Mack and J. Gibson Watson, III.

Board and Committee Meetings in Fiscal Year 2010

The Board met 9 times during the 2010 fiscal year. In addition, during the 2010 fiscal year, the Audit Committee met 3 times, and the Nominating and Governance Committee and the Valuation Committee each met twice. Each incumbent Trustee attended at least 75% of the aggregate number of meetings of the Board of Trustees and of all Committees of the Board on which he served.

Communications with the Board of Trustees

Shareholders who wish to communicate with Trustees with respect to matters relating to the Fund may address their written correspondence to the Board as a whole or to individual Trustees c/o the Fund’s Secretary, at DCA Total Return Fund, Attn: Ms. Jami M. VonKaenel, 518 17th Street, 17th Floor, Denver, CO 80202. The correspondence should indicate that the author is a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to members of the Nominating Committee for further distribution as deemed appropriate by the Nominating Committee.

Trustee Attendance at Shareholder Meetings

The Fund has not established a policy with respect to Trustee attendance at annual meetings. It is anticipated that Mr. Jeffrey W. Taylor, President of the Fund, will preside over the Annual Meeting. No Trustees attended the 2010 annual meeting of the Fund. The Trustees have been invited to attend the Annual Meeting.

Compensation for Trustees

The following table sets forth information regarding compensation of Independent Trustees by the Fund for the fiscal year ended December 31, 2010. Officers of the Fund and Interested Trustees are omitted from this table because they do not receive compensation from the Fund. The Independent Trustees do not receive any pension or retirement benefits from the Fund. Independent Trustees of the Fund receive from the Fund an annual retainer of $12,000 and a fee of $1,500 and reimbursement of related expenses for each in-person meeting of the Board attended. Independent Trustees receive from the Fund a fee of $1,000 for each telephonic Board meeting attended. The Chairman of the Board of Trustees receives from the Fund an additional annual retainer in the amount of $5,000.

Compensation Table

Fiscal Year Ended December 31, 2010

Name of Trustee	Aggregate Compensation From DCA Total Return Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Trustees*
Jonathan F. Zeschin	$16,738.91	N/A	N/A	$27,500.00
Thomas H. Mack	$13,592.69	N/A	N/A	$22,500.00
John Mezger	$13,592.69	N/A	N/A	$22,500.00
J. Gibson Watson, III	$13,592.69	N/A	N/A	$22,500.00

*	Includes compensation paid to the Independent Trustees by DCW Total Return Fund, which was reorganized with and into the Fund on September 27, 2010. For the period from January 1, 2010 to September 26, 2010, the Independent Trustees received compensation from DCW Total Return Fund in the following amounts: Jonathan F. Zeschin ($10,761.09), Thomas H. Mack ($8,907.31), John Mezger ($8,907.31), and J. Gibston Watson, III ($8,907.31).

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Fund, requires the Fund’s officers and Trustees, Adviser, certain affiliates of the Adviser, and persons who beneficially own more than 10% of a registered class of the Fund’s securities (“Reporting Persons”), to file reports of ownership of the Fund’s securities and changes in such ownership with the SEC and the New York Stock Exchange. Reporting Persons are also required by such regulations to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to the Fund and written representations of certain Reporting Persons, all required Section 16(a) ownership reports were filed during the fiscal year ended December 31, 2010.

Information on Independent Registered Public Accountant

The Fund’s financial statements for the fiscal year ended December 31, 2010, have been audited by Tait, Weller & Baker LLP (“Tait Weller”), an independent registered public accounting firm. The Trustees have selected Tait Weller to serve as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2011. Representatives of Tait Weller are not expected to be present at the Annual Meeting but have been given the opportunity to make a statement if they so desire. Therefore, shareholders may not have the opportunity to ask questions of Tait Weller.

Audit Committee Report

The Audit Committee of the Board of Trustees normally meets at least twice during each full fiscal year with the Fund’s Principal Financial Officer and at least once with representatives of the independent auditors in a separate executive session to discuss and review various matters as contemplated by the Audit Committee Charter.

Pursuant to a meeting of the Audit Committee on February 22, 2011, the Audit Committee reports that it has: (i) reviewed and discussed the audited financial statements of the Fund with management; (ii) discussed with Tait Weller matters related to the conduct of the audit; (iii) obtained certifications of Tait Weller’s independence; (iv) recommended that the financial statements be included in the Fund’s annual report; and (v) considered whether any non-audit services to be performed by Tait Weller are compatible with Tait Weller’s independence.

If the Transaction is completed, it is anticipated that PricewaterhouseCoopers LLP will be engaged to deliver the audit report to the post-Transaction Audit Committee for the fiscal year ended December 31, 2011.

The members of the Fund’s Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing or evaluating auditor independence. The Board of Trustees has determined that Jonathan F. Zeschin and Thomas H. Mack qualify as “audit committee financial experts,” as defined under the Securities and Exchange Commission’s Regulation S-K, Item 401(h). The Audit Committee is in compliance with applicable rules of the NYSE for closed-end fund audit committees, including the requirement that all members of the audit committee be “financially literate” and that at least one member of the audit committee have “accounting or related financial management expertise,” as determined by the Board. Members of the Fund’s Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund’s auditors are in fact “independent.”

The members of the Fund’s Audit Committee, Jonathan F. Zeschin, Thomas H. Mack, John Mezger and J. Gibson Watson, III, are “independent” within the meaning of the 1940 Act and the NYSE corporate governance standards for audit committees.

Audit Fees. The aggregate fees paid to Tait Weller in connection with the annual audit of the DCA Total Return Fund for the last two fiscal years were as follows:

Fiscal Year	Audit Fees	Audit-Related Fees*	Tax Fees**	All Other Fees
2009	$25,000	—	$5,000	—
2010	$26,000	—	$5,200	$1,500***

*	“Audit-Related Fees” are those related to performance of the audit and review of the Fund’s financial statements not disclosed under “Audit Fees.”
**	“Tax Fees” are those primarily associated with review of the Fund’s tax provision and Registered Investment Company qualification in connection with audits of the Fund’s financial statements, review of year-end distributions by the Fund to avoid excise tax for the Fund, periodic discussion with management on tax issues affecting the Fund, and reviewing and signing the Fund’s federal income and excise tax returns.
***	“All Other Fees” paid in the fiscal year ended December 31, 2010 are for fees in connection with the reorganization of the DCW Total Return Fund into the Fund.

All of the services described in the table above were approved by the Audit Committee pursuant to its pre-approval policies and procedures which are summarized further below.

No non-audit fees were billed by Tait Weller to the Fund’s investment adviser and affiliated service providers during the last two fiscal years.

The Audit Committee is required to pre-approve audit and non-audit services performed for the Fund by Tait Weller. The Audit Committee also pre-approves non-audit services performed by Tait Weller for the Adviser and affiliates servicing the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate pre-approval authority to a subcommittee of one or more of its members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

Financial Information Systems Design and Implementation Fees. During the last two fiscal years, Tait Weller did not provide services relating to the design or implementation, and did not directly or indirectly operate or supervise the operation, of financial information systems of the Fund, the Adviser or entities controlling, controlled by or under common control with the Adviser that provide services to the Fund.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no fees that were approved by the Audit Committee pursuant to the de minimis exception for the Fund’s last two fiscal years on behalf of (i) the Fund’s service providers that relate directly to the operations and financial reporting of the Fund, or (ii) the Fund itself. There were no fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

PROPOSAL 2

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

WITH VIRTUS INVESTMENT ADVISERS, INC.

Background

The Board has considered an arrangement pursuant to which VIA, subject to various other provisions, will serve as the new investment adviser to the Fund upon completion of the Transaction. The Transaction will only be completed if shareholders of the Fund: (i) approve the new investment advisory agreement between the Fund and VIA; (ii) approve the new sub-advisory agreement between the Fund and Duff & Phelps; (iii) approve the new sub-advisory agreement between the Fund and Newfleet; and (iv) elect the new nominees for the Board of Trustees.

If the necessary approvals are obtained, the new investment advisory agreement between the Fund and VIA (the “New Advisory Agreement”) will be effective upon the Closing. On the Closing, DCI will cease to serve as investment adviser to the Fund, and VIA will commence serving as investment adviser to the Fund. If the Transaction is not completed for any reason, DCI will continue as investment adviser to the Fund.

Additional Information About VIA

VIA, located at 100 Pearl Street, Hartford, CT 06103, acts as the investment adviser for over 50 mutual funds and as adviser to separately managed accounts. As of June 30, 2011, VIA had approximately $19.5 billion in assets under management. VIA is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business with $33.3 billion under management as of June 30, 2011. Subject to the direction of the Fund’s Board of Trustees, and if the new investment advisory agreement is approved by shareholders, VIA would be responsible for managing the Fund’s investment program and for the general operations of the Fund, including oversight of the Fund’s sub-advisers. Additional information regarding VIA can be found in Appendix A.

Board Approval and Recommendation

At its meetings on October 4 and October 5, 2011, the Board of Trustees, including a majority of the Independent Trustees, considered and unanimously approved the New Advisory Agreement based on an extensive analysis and careful consideration of the factors described below, and unanimously recommended that the shareholders of the Fund approve the New Advisory Agreement. A summary of the Board’s considerations is provided below in the section “Board Evaluation of the New Advisory Agreement and New Sub-Advisory Agreements.”

Comparison of the New Advisory Agreement and Existing Advisory Agreement

The investment advisory agreement between DCI and the Fund (the “Existing Advisory Agreement”) is dated May 30, 2006, and was last submitted to a vote of shareholders of the Fund at a meeting held on April 27, 2006 and May 12, 2006, at which it was approved by shareholders of the Fund. The form of the Existing Advisory Agreement is included in this Proxy Statement as Appendix B, and the form of New Advisory Agreement is included as Appendix C. If approved by shareholders, and if the Transaction is completed, the New Advisory Agreement would go into effect on or about the Closing, with an initial two-year term, and would be subject to annual approval thereafter in accordance with the 1940 Act. The following table provides a comparison of the key provisions of the Existing Advisory Agreement and the New Advisory Agreement. This comparison is qualified in its entirety by reference to the Existing Advisory Agreement and New Advisory Agreement attached hereto.

	Existing Advisory Agreement	New Advisory Agreement
Services	Subject to the general supervision of the Trustees of the Fund, the Adviser shall manage the investment operations of the Fund and the composition of the Fund’s holdings of securities and investments.	Substantially similar terms.

	Existing Advisory Agreement	New Advisory Agreement
Advisory Fees	The Fund will pay to the Adviser at an annual rate of 0.85% of the Fund’s average daily total assets (including the net asset value of common shares, plus the liquidation preference of any preferred shares issued by the Fund and the principal amount of any borrowings used for leverage) minus the sum of accrued liabilities other than debt entered into for purposes of leverage.	Substantially similar terms.

Costs and Expenses	Adviser will pay all expenses incurred by it in connection with its services provided, except such expenses as are assumed by the Fund. The Fund will bear the expenses of its operation, except those specifically allocated to the Adviser, including, but not limited to, brokerage and other expenses of executing portfolio transactions; taxes and governmental fees; interest charges; fees and expenses of the Fund’s independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian, transfer agent, registrar and dividend disbursing agent of the Fund; cost of share certificates expenses of issuing, selling, redeeming, registering and qualifying for sale shares of beneficial interest in the Fund under federal and state laws and regulations; fees and expenses associated with listing the Fund’s shares of beneficial interest on a national stock exchange; expenses of preparing, printing and filing reports, notices, regulatory filings, registration statements, prospectuses, statements of additional information, proxy statements, reports to shareholders and other communications distributing such information to existing shareholders; expenses of complying with Rule 38a-1 under the 1940 Act; the cost of office supplies, including stationery; compensation of its Independent Trustees; fees, salaries and expenses of legal counsel, experts, consultants or other service providers retained by the Independent Trustees; travel expenses of all officers, Trustees and employees; insurance premiums; expenses of trustees’ and shareholders’ meetings; organizational expenses; and extraordinary expenses.	Substantially similar terms.

	Existing Advisory Agreement	New Advisory Agreement
Brokerage	The Adviser will select brokers and dealers to effect all portfolio transactions for the Fund. The Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. In placing any orders for the purchase or sale of investments for the Fund, in the name of the Fund or its nominees, the Adviser shall use its best efforts to obtain for the Fund the most favorable overall terms and best execution, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.	Substantially similar terms.

Limitation on Liability	The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Existing Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Existing Advisory Agreement.	Substantially similar terms.

Term	Currently subject to annual approval in accordance with the 1940 Act. The Existing Advisory Agreement will automatically and immediately terminate in the event of its “assignment” (as such term is defined in the 1940 Act).	The New Advisory Agreement shall have an initial period of two years from its execution, and shall continue in effect for successive periods of twelve months, only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act. The New Advisory Agreement will automatically and immediately terminate in the event of its “assignment” (as such term is defined in the 1940 Act).

Description of Arrangement between DCI and VIA

In connection with the Transaction, VIA and DCI have entered into an agreement (the “Transfer Agreement”) regarding the sale by DCI to VIA of certain assets relating to DCI’s business of providing investment advisory and investment management services to the Fund and DCI’s cooperation with the Transaction and related matters. Pursuant to the Transfer Agreement, DCI will receive from VIA a lump sum payment on the Closing based primarily upon the net assets of the Fund. Consummation of the Transaction is subject to customary terms and conditions, including, among others, the approval of the New Advisory and Sub-Advisory Agreements and the election of the new Board of Trustees.

Required Quorum and Vote

A majority of the Common Shares entitled to vote shall constitute a quorum at the Annual Meeting. Approval of the New Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the Common Shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding Common Shares are present or represented by proxy, or (b) more than 50% of the outstanding Common Shares.

THE TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL 2.

PROPOSAL 3A

APPROVAL OF NEW SUB-ADVISORY AGREEMENT

WITH DUFF & PHELPS INVESTMENT MANAGEMENT CO.

Background

The Board has considered an arrangement pursuant to which Duff & Phelps, subject to various other provisions, will serve as a new sub-adviser to the Fund upon completion of the Transaction. However, as noted above, the Transaction will only be completed if shareholders of the Fund: (i) approve the New Advisory Agreement; (ii) approve the new sub-advisory agreement between the Fund and Duff & Phelps (the “Duff & Phelps Agreement”); (iii) approve the new sub-advisory agreement between the Fund and Newfleet (the “Newfleet Agreement,” and collectively with the Duff & Phelps Agreement, the “New Sub-Advisory Agreements”); and (iv) elect the new nominees for the Board of Trustees.

If the necessary approvals are obtained, the Duff & Phelps Agreement will be effective on or about the Closing. On the Closing, the Current Sub-Adviser will cease to serve as a sub-adviser to the Fund, and Duff & Phelps will commence serving as a sub-adviser to the Fund (with Newfleet to serve as a separate sub-adviser). If the Transaction is not completed for any reason, the Current Sub-Adviser will continue as sub-adviser to the Fund.

Additional Information About Duff & Phelps and the Proposed Portfolio Managers

Duff & Phelps, located at 200 South Wacker Drive, Suite 500, Chicago, IL 60606, is an affiliate of VIA and acts as sub-adviser to mutual funds and as adviser to four closed-end mutual funds and to institutional clients. Duff & Phelps (together with its predecessor) has been in the investment advisory business for more than 70 years. As of June 30, 2011, Duff & Phelps had approximately $7.5 billion in assets under management on a discretionary basis.

Connie M. Luecke and Randle L. Smith are anticipated to serve as portfolio managers for the equity portion of the Fund’s portfolio. Ms. Luecke is Senior Vice President of Duff & Phelps. She currently serves as co-portfolio manager of the Virtus Global Infrastructure Fund and also serves as the senior telecommunications analyst for the DNP Select Income Fund Inc. Mr. Smith is Senior Vice President of Duff & Phelps. He currently serves as co-portfolio manager of the Virtus Global Infrastructure Fund and also serves as the senior utilities analyst for the DNP Select Income Fund Inc.

Additional information regarding Duff & Phelps can be found in Appendix D.

Board Approval and Recommendation

At its meetings on October 4 and 5, 2011, the Board of Trustees, including a majority of the Independent Trustees, considered and unanimously approved the Duff & Phelps Agreement based on an extensive analysis and careful consideration of the factors described below, and unanimously recommended that the shareholders of the Fund approve the Duff & Phelps Agreement. A summary of the Board’s considerations is provided below in the section “Board Evaluation of the New Advisory Agreement and New Sub-Advisory Agreements.”

Comparison of the Duff & Phelps Agreement and Existing Sub-Advisory Agreement

The sub-advisory agreement between the Current Sub-Adviser and the Fund (the “Existing Sub-Advisory Agreement”) is dated March 16, 2009, and was last submitted to a vote of shareholders of the Fund on March 16, 2009, where it was initially approved by shareholders. The form of the Existing Sub-Advisory Agreement is included in this Proxy Statement as Appendix F, and the form of Duff & Phelps Agreement is included as Appendix G. If approved by shareholders, and if the Transaction is completed, the Duff & Phelps Agreement would go into effect on or about the Closing, with an initial two-year term, and would be subject to annual approval thereafter in accordance with the 1940 Act.

The following table provides an overview of the key provisions of the Existing Sub-Advisory Agreement and the Duff & Phelps Agreement. This overview is qualified in its entirety by reference to the Existing Sub-Advisory Agreement and Duff & Phelps Agreement attached hereto. In considering this comparison between the Existing Sub-Advisory Agreement and the Duff & Phelps Agreement, shareholders should note that, while the Fund currently has only one sub-adviser in the Current Sub-Adviser, the Transaction, if completed, would result in two sub-advisers to the Fund serving concurrently.

	Existing Sub-Advisory Agreement	Duff & Phelps Agreement
Services	The Current Sub-Adviser will (i) determine in its discretion, and subject to the oversight and review of DCI, the securities to be purchased or sold in its portion of the assets of the Fund, (ii) promptly provide DCI with copies of records concerning the Current Sub-Adviser’s activities which DCI or the Fund are required by applicable law to maintain, and (iii) render regular reports to DCI and to officers and Trustees of the Fund as they may reasonably request concerning its discharge of the foregoing responsibilities.	Under the Duff & Phelps Agreement, Duff & Phelps (the “Subadviser”) shall serve as discretionary adviser to the Fund, to invest and reinvest all or a portion of the assets designated by the Adviser, subject to any redesignation of allocated assets as the Adviser may from time to time furnish.

Advisory Fees	The Current Sub-Adviser shall not be entitled to receive any payment from the Fund and shall look solely and exclusively to DCI for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. Pursuant to the Existing Sub-Advisory Agreement, the Current Sub-Adviser receives an annual fee of 0.50% of the average daily market value of the portion of the assets of the Fund that it manages.	For services provided to the Fund, the Adviser will pay to the Subadviser a fee, payable in arrears, at the annual rate equal to 0.465% of the average daily equity assets (including leverage) of the Fund. The Adviser is solely responsible for the payment of fees to the Subadviser.

Costs and Expenses	The Current Sub-Adviser agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement. The Current Sub-Adviser shall not be responsible for other expenses of the Fund, including, without limitation, fees of the Fund’s independent public accountants, transfer agent, custodian and other service providers who are not employees of the Current Sub-Adviser; brokerage commissions and other transaction-related expenses; tax reporting; taxes levied against the Fund or any of its property; and interest expenses of the Fund.	The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees.

	Existing Sub-Advisory Agreement	Duff & Phelps Agreement
Brokerage	The Current Sub-Adviser is responsible for decisions, and is authorized, to buy or sell securities and other investments for the Fund, to select broker-dealers and futures commission merchants to execute such purchases or sales, and to negotiate brokerage commissions and futures commission merchants’ rates. As a general matter, in executing portfolio transactions, the Current Sub-Adviser may employ or deal with such broker-dealers or futures commission merchants in such a manner and on such terms as may, in the Current Sub-Adviser’s best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Current Sub-Adviser shall consider factors relevant to execution quality such as price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of trades involving blocks of securities, the firm’s risk in positioning a block of securities.	The Subadviser shall have authority and discretion to select brokers and dealers to execute transactions initiated by the Subadviser for the assets allocated to it, and to select the markets on or in which the transactions will be executed. In placing orders for the sale and purchase of securities for the Fund, the Subadviser’s primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or of the Subadviser’s overall responsibilities with respect to its clients, including the Fund.

Limitation on Liability	In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Current Sub-Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Current Sub-Adviser), the Current Sub-Adviser shall not be subject to liability to DCI, its officers, directors, agents, employees, controlling persons or shareholders or to the Fund or to any shareholder of the Fund for any act or	Except as otherwise stated in the Duff & Phelps Agreement, the Subadviser shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Duff & Phelps Agreement, or in accordance with specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have constituted a material breach of the

	Existing Sub-Advisory Agreement	Duff & Phelps Agreement
	omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent otherwise provided in the 1940 Act.	investment objectives, policies and restrictions applicable to the allocated assets as defined in the prospectus and statement of additional information and that such acts or omissions shall not have resulted from the Subadviser’s willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties hereunder.

Term	Subject to annual approval in accordance with the 1940 Act. The Existing Sub-Advisory Agreement will automatically and immediately terminate in the event of its “assignment” (as such term is defined in the 1940 Act).	Subject to an initial two-year term and annual approval thereafter in accordance with the 1940 Act. The Duff & Phelps Agreement will automatically and immediately terminate in the event of its “assignment” (as such term is defined in the 1940 Act).

Required Quorum and Vote

A majority of the Common Shares entitled to vote shall constitute a quorum at the Annual Meeting. Approval of the Duff & Phelps Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the Common Shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding Common Shares are present or represented by proxy, or (b) more than 50% of the outstanding Common Shares.

THE TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL 3A.

PROPOSAL 3B

APPROVAL OF NEW SUB-ADVISORY AGREEMENT

WITH NEWFLEET ASSET MANAGEMENT, LLC

Background

The Board has considered an arrangement pursuant to which Newfleet, subject to various other provisions, will serve as a new sub-adviser to the Fund upon completion of the Transaction. However, as noted above, the Transaction will only be completed if shareholders of the Fund: (i) approve the New Advisory Agreement; (ii) approve the Duff & Phelps Agreement; (iii) approve the Newfleet Agreement; and (iv) elect the new nominees for the Board of Trustees.

If the necessary approvals are obtained, the Newfleet Agreement will be effective on or about the Closing. On the Closing, the Current Sub-Adviser will cease to serve as a sub-adviser to the Fund, and Newfleet will commence serving as a sub-adviser to the Fund (with Duff & Phelps to serve as a separate sub-adviser). If the Transaction is not completed for any reason, the Current Sub-Adviser will continue as sub-adviser to the Fund.

Additional Information About Newfleet and the Proposed Portfolio Manager

Newfleet, an affiliate of VIA, has been an investment adviser since 1989 and is located at 100 Pearl Street, Hartford, CT 06103. Newfleet acts as subadviser to mutual funds and as investment adviser to institutions and individuals. As of June 30, 2011, Newfleet had approximately $9.2 billion in assets under management.

David L. Albrycht is anticipated to serve as portfolio manager for the Fixed-Income Portfolio. Mr. Albrycht is Chief Investment Officer — Multi-Sector Strategies of Newfleet. He currently serves as portfolio manager to Virtus Institutional Bond Fund, Virtus Multi-Sector Fixed Income Fund, Virtus Multi-Sector Short Term Bond Fund and Virtus Senior Floating Rate Fund.

Additional information regarding Newfleet can be found in Appendix E.

Board Approval and Recommendation

At its meetings on October 4 and 5, 2011, the Board of Trustees, including a majority of the Independent Trustees, considered and unanimously approved the Newfleet Agreement based on an extensive analysis and careful consideration of the factors described below, and unanimously recommended that the shareholders of the Fund approve the Newfleet Agreement. A summary of the Board’s considerations is provided below in the section “Board Evaluation of the New Advisory Agreement and New Sub-Advisory Agreements.”

Comparison of the Newfleet Agreement and Existing Sub-Advisory Agreement

The sub-advisory agreement between the Current Sub-Adviser and the Fund (the “Existing Sub-Advisory Agreement”) is dated March 16, 2009, and was last submitted to a vote of shareholders of the Fund on March 16, 2009, where it was initially approved by shareholders. The form of the Existing Sub-Advisory Agreement is included in this Proxy Statement as Appendix F, and the form of Newfleet Agreement is included as Appendix H. If approved by shareholders, and if the Transaction is completed, the Newfleet Agreement would go into effect on or about the Closing, with an initial two-year term, and would be subject to annual approval thereafter in accordance with the 1940 Act.

The following table provides an overview of the key provisions of the Existing Sub-Advisory Agreement and the Newfleet Agreement. This overview is qualified in its entirety by reference to the Existing Sub-Advisory Agreement and Newfleet Agreement attached hereto. In considering this comparison between the Existing Sub-Advisory Agreement and the Newfleet Agreement, shareholders should note that, while the Fund currently has only one sub-adviser in the Current Sub-Adviser, the Transaction, if completed, would result in two sub-advisers to the Fund serving concurrently. Note also that, with the exception of the names of the sub-adviser and the applicable advisory fees, the Newfleet Agreement and the Duff & Phelps Agreement are substantially similar.

	Existing Sub-Advisory Agreement	Newfleet Agreement
Services	The Current Sub-Adviser will (i) determine in its discretion, and subject to the oversight and review of DCI, the securities to be purchased or sold in its portion of the assets of the Fund, (ii) promptly provide DCI with copies of records concerning the Current Sub-Adviser’s activities which DCI or the Fund are required by applicable law to maintain, and (iii) render regular reports to DCI and to officers and Trustees of the Fund as they may reasonably request concerning its discharge of the foregoing responsibilities.	Under the Newfleet Agreement, Newfleet (the “Subadviser”) shall serve as discretionary adviser to the Fund, to invest and reinvest all or a portion of the assets designated by the Adviser, subject to any redesignation of allocated assets as the Adviser may from time to time furnish.

Advisory Fees	The Current Sub-Adviser shall not be entitled to receive any payment from the Fund and shall look solely and exclusively to DCI for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. Pursuant to the Existing Sub-Advisory Agreement, the Current Sub-Adviser receives an annual fee of 0.50% of the average daily market value of the portion of the assets of the Fund that it manages.	For services provided to the Fund, the Adviser will pay to the Subadviser a fee, payable in arrears, at the annual rate equal to 0.35% of the average daily equity assets (including leverage) of the Fund. The Adviser is solely responsible for the payment of fees to the Subadviser.

Costs and Expenses	The Current Sub-Adviser agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement. The Current Sub-Adviser shall not be responsible for other expenses of the Fund, including, without limitation, fees of the Fund’s independent public accountants, transfer agent, custodian and other service providers who are not employees of the Current Sub-Adviser; brokerage commissions and other transaction-related expenses; tax reporting; taxes levied against the Fund or any of its property; and interest expenses of the Fund.	The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees.

	Existing Sub-Advisory Agreement	Newfleet Agreement
Brokerage	The Current Sub-Adviser is responsible for decisions, and is authorized, to buy or sell securities and other investments for the Fund, to select broker-dealers and futures commission merchants to execute such purchases or sales, and to negotiate brokerage commissions and futures commission merchants’ rates. As a general matter, in executing portfolio transactions, the Current Sub-Adviser may employ or deal with such broker-dealers or futures commission merchants in such a manner and on such terms as may, in the Current Sub-Adviser’s best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Current Sub-Adviser shall consider factors relevant to execution quality such as price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of trades involving blocks of securities, the firm’s risk in positioning a block of securities.	The Subadviser shall have authority and discretion to select brokers and dealers to execute transactions initiated by the Subadviser for the assets allocated to it, and to select the markets on or in which the transactions will be executed. In placing orders for the sale and purchase of securities for the Fund, the Subadviser’s primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or of the Subadviser’s overall responsibilities with respect to its clients, including the Fund.

	Existing Sub-Advisory Agreement	Newfleet Agreement
Limitation on Liability	In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Current Sub-Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Current Sub-Adviser), the Current Sub-Adviser shall not be subject to liability to DCI, its officers, directors, agents, employees, controlling persons or shareholders or to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent otherwise provided in the 1940 Act.	Except as otherwise stated in the Newfleet Agreement, the Subadviser shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Newfleet Agreement, or in accordance with specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have constituted a material breach of the investment objectives, policies and restrictions applicable to the allocated assets as defined in the prospectus and statement of additional information and that such acts or omissions shall not have resulted from the Subadviser’s willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties hereunder.

Term	Subject to annual approval in accordance with the 1940 Act. The Existing Sub-Advisory Agreement will automatically and immediately terminate in the event of its “assignment” (as such term is defined in the 1940 Act).	Subject to an initial two-year term and annual approval thereafter in accordance with the 1940 Act. The Newfleet Agreement will automatically and immediately terminate in the event of its “assignment” (as such term is defined in the 1940 Act).

Required Quorum and Vote

A majority of the Common Shares entitled to vote shall constitute a quorum at the Annual Meeting. Approval of the Newfleet Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the Common Shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding Common Shares are present or represented by proxy, or (b) more than 50% of the outstanding Common Shares.

THE TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL 3B.

BOARD EVALUATION OF THE NEW ADVISORY AGREEMENT

AND NEW SUB-ADVISORY AGREEMENTS

Background

The 1940 Act requires that the Board, including a majority of the Independent Trustees of the Board, approve the terms of the New Advisory Agreement and of each New Sub-Advisory Agreement. At meetings held on October 4 and October 5, 2011, the Board, including all of the Independent Trustees, considered and unanimously approved the New Advisory Agreement, the Duff & Phelps Agreement and the Newfleet Agreement. In advance of the October 4 and October 5, 2011 meetings, the Board requested and received extensive information from VIA, Duff & Phelps and Newfleet to assist them in their review. The Board received and considered a variety of information about VIA, Duff & Phelps and Newfleet, as well as about the proposed advisory relationships. The Board also reviewed a memorandum prepared by Fund counsel outlining the legal duties of the Board when considering an advisory or sub-advisory agreement.

During the periods prior to September 2011, the Board, in the interests of the Fund’s shareholders, and with input and assistance from DCI, considered various strategic alternatives for the Fund, including, but not limited to, advisory arrangements. In the course of these considerations, the Board received updates from DCI regarding potential candidates that DCI believed could add value as advisers to the Fund, including VIA.

During a special Board meeting held on September 6, 2011, representatives of VIA, Duff & Phelps and Newfleet made a presentation regarding the firm generally and the services to be provided, and responded to questions from the Board. The Independent Trustees discussed the presentation given at the meeting by representatives of VIA, Duff & Phelps and Newfleet and the materials distributed in connection therewith. On September 12, 2011, the Board of Trustees met and spoke with certain individuals serving on boards of funds for which VIA provides advisory services, which individuals also appear as trustee-nominees for the Fund under Proposal 4. At the Board’s special meeting on October 4, 2011, representatives of VIA, Duff & Phelps and Newfleet delivered full investment presentations to the Board in connection with the Board’s review of the agreements, and also responded to the Trustees’ questions. The Board considered these presentations and responses, as well as the recommendation presented by DCI, during its meetings on October 4 and October 5, 2011.

In the course of its deliberations, the Board noted that the DCI undertook an extensive and deliberate search process. This process included identifying a universe of potential managers and determining which manager’s proposal, in DCI’s view, offered the best option and would be in the best interests of the Fund’s shareholders.

Board Evaluation

In voting to approve the New Advisory Agreement and the New Sub-Advisory Agreements, the Board did not identify any single factor as all-important or controlling. The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters it considered. The Board considered whether each agreement would be in the best interests of the Fund and its shareholders, based on:(i) potential advantages and other possible consequences of the Transaction (described below); (i) the nature, extent and quality of the services to be provided under the agreements; (ii) the investment performance of VIA, Duff & Phelps and Newfleet; (iii) the expenses to be borne by the Fund (including management fees and other expenses), the fees charged by VIA, Duff & Phelps and Newfleet to the Fund and to their other clients, as applicable, and their projected profits to be realized from their relationships with the Fund; (iv) the fact that economies of scale may be realized as the Fund grows and whether fee levels will reflect economies of scale for the benefit of shareholders; (v) potential fall-out benefits to VIA, Duff & Phelps and Newfleet from their relationships with the Fund; and (vi) other general information about VIA, Duff & Phelps and Newfleet. The following is a summary of the Board’s consideration and conclusions regarding these matters.

Potential Advantages and Other Consequences of the Transaction to the Fund.

Based on the recommendation of DCI, the Fund’s adviser, and on information provided by VIA, the Fund believes there are potential benefits to shareholders including, but not limited to factors discussed below, with no single factor being dispositive:

•	The Fund may benefit from maintaining consistency in its investment objective, fundamental and non-fundamental investment policies and investment in global securities.

•

The execution of the investment strategy, which is focused on global infrastructure related equity securities and global debt instruments, could provide the Fund exposure to a more diverse set of income producing securities than the present portfolio.

•

The proposed execution of the investment strategy also has the potential to result in a lower risk and higher current income profile than presently employed, while maintaining some potential for capital appreciation and utilization of the Fund’s capital loss carryforwards.

•

The Fund may benefit from the investment philosophies and processes, investment professionals, and performance track-record of the Duff and Phelps and the Newfleet sub-advisers, noting that past performance is not indicative of future results.

•	VIA’s Investment Oversight Committee and product management functions provide a framework for firm-level risk control and assessment of the quality of investment services.

•	The Fund may benefit from the larger fund management and administration infrastructure of VIA, Duff and Phelps, Newfleet and their affiliates. These benefits could include, but are not limited to:

•	the potential for lower total operating expenses,

•	prior experience with Fund adoptions which may help eliminate or reduce potential disruption to the Fund’s operations, and

•	access to a larger number of experienced investment, compliance, operational, sales, marketing and client service personnel.

•

The Fund may benefit from VIA affiliates’ (including Duff and Phelps’) knowledge of the closed-end fund marketplace, history in developing and managing closed-end fund strategies (including global total return oriented funds), and reputation within the closed-end fund market, which have the potential to increase the Fund’s profile and market awareness. This enhanced profile and market awareness, in combination with the investment strategy discussion above, may assist in narrowing the Fund’s historical market price discount to net asset value.

Conversely, DCI and the Fund’s Board have considered other possible consequences of the proposed changes, including, but not limited to: (i) any potential adverse effects on the Fund’s performance and risk profile given the change in the execution of the investment strategy; (ii) the potential effects tax character of the Fund’s distributions; (iii) the possible transaction costs associated with portfolio turnover following the Transaction; (iv) the disposition of certain illiquid securities currently held by the Fund and the possible price volatility and spreads that could affect the transaction price at which such dispositions could occur; and (v) the potential effects associated with changes in the Fund’s service providers. After completing these considerations, DCI and the Fund’s Board have determined that, on the balance, the advantages of the Transaction outweigh the potential adverse impact of the changes considered.

Nature, Extent and Quality of Services Provided

The Board reviewed the services to be provided by VIA, Duff & Phelps and Newfleet to the Fund, including, but not limited to, day-to-day portfolio management and investment decisions for portions of the Fund’s portfolio in accordance with the Fund’s investment objective (Duff & Phelps and Newfleet), general review and administration of the Fund’s investment program (VIA), as well as supervision and oversight of the sub-advisers (VIA). The Trustees considered each of VIA’s, Duff & Phelps’ and Newfleet’s knowledge of the closed-end fund marketplace, development and management of closed-end fund strategies and reputation within the closed-end fund market. The Trustees received information concerning the investment philosophy and investment process to be applied by Duff & Phelps and Newfleet in managing a portion of the Fund.

The Board also considered each adviser’s in-house research and analytical capabilities as well as other resources available to their personnel. The Trustees also discussed with officers and the proposed portfolio managers of the Fund the investment strategy of the Fund and the type of transactions that would be made on behalf of the Fund. The Trustees considered each investment team’s tenure and stability and the favorable history, reputation and background of the proposed portfolio managers for the Fund. On this basis, the Board concluded that the Fund may benefit from the nature, extent and quality of the services expected to be provided by VIA, Duff & Phelps and Newfleet.

Investment Performance

The Trustees reviewed the long-term and short-term investment performance of, as applicable, other investment companies or other comparable accounts managed by VIA, Duff & Phelps and Newfleet. The Board considered the length and quality of each of the adviser’s track records and their ability to outperform over many market cycles. While aware that past performance is not necessarily indicative of future results, the Board concluded that the historical performance provided by VIA, Duff & Phelps and Newfleet compared favorably in relation to various market indices, and that it was reasonable to expect that they would provide satisfactory performance in the future for the Fund.

Costs and Expenses of Services and Projected Profits from Relationship with the Fund

The Board reviewed the fees to be paid by the Fund to VIA under the New Advisory Agreement, and the fees to be paid to Duff & Phelps and Newfleet respectively under the new Sub-Advisory Agreements. In this context, the Board reviewed comparative fee information for each of the Fund’s proposed advisory contracts, including information about (i) the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund and (ii) the fees charged by VIA, Duff & Phelps and Newfleet to their other client accounts, including institutional accounts, as applicable.

The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by VIA, Duff & Phelps and Newfleet or their affiliates in connection with providing advisory services to the Fund.

The Board noted that because the engagement of VIA, Duff & Phelps and Newfleet was new there was no historical profitability with regard to their arrangements with the Fund. The Board considered that projections of profitability would be uncertain, given that such a projection would depend on many assumptions which are, by their nature, speculative.

The Board concluded that the fees to be paid to VIA, Duff & Phelps and Newfleet under the new agreements were fair and reasonable in light of the services to be provided.

Economies of Scale

The Board reviewed certain financial information provided by VIA, Duff & Phelps and Newfleet, and concluded that, to the extent any economies of scale could be realized as the assets of the Fund increased, such economies would likely be insignificant at the current time.

Ancillary Benefits to VIA, Duff & Phelps or Newfleet

The Board also considered certain “fall-out” benefits anticipated to be received by VIA, Duff & Phelps and Newfleet, including research provided to those advisers in connection with portfolio transactions effected on behalf of the Fund (i.e., soft dollar arrangements), the ability of each adviser to aggregate securities transactions of the Fund with those of its other advisory clients, and reputational benefits to the advisers. The Board also considered the terms under which VIA would provide certain administrative services to the Fund. The Board concluded that these ancillary benefits were fair and reasonable in light of the services to be provided by VIA, Duff & Phelps and Newfleet, and similar to those received by other investment advisers in comparable situations.

Conclusion

After considering the above factors and based on the deliberations and its evaluation of the information provided to it, the Board concluded that the approval of the New Advisory Agreement, the Duff & Phelps Agreement, and the Newfleet Agreement, was in the best interest of the Fund and its shareholders, and that the compensation payable to VIA, Duff & Phelps and Newfleet under those agreements was fair and reasonable in light of the services to be provided.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

Second, during the three-year period after the transaction, at least 75% of the members of the investment company’s board of trustees/directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.

At the present time, four (4) of five (5) of the Trustees are classified as Independent Trustees and if the Transaction were to be completed, the Post-Transaction Board would be comprised of seven (7) Trustees, of whom six (6) would be independent.

DCI and VIA have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their businesses in connection with the Fund in compliance with the conditions of Section 15(f) of the 1940 Act. Neither DCI nor VIA, after reasonable inquiry, is aware of any express or implied term, condition, arrangement or understanding that would impose an “unfair burden” on the Fund as a result of the Transaction. DCI and VIA have agreed to pay all costs incurred by the Fund in connection with this Transaction, including all costs of this proxy solicitation.

PROPOSAL 4

ELECTION OF POST-TRANSACTION NOMINEES

Background

The Board of Trustees is responsible for the overall management of the Fund, including general supervision and review of the Fund’s investment activities. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund’s day-to-day operations. Among other things, the Board generally oversees the portfolio management of the Fund and reviews and approves the Fund’s advisory and sub-advisory contracts and other principal contracts.

At its October 4 and October 5, 2011 Meetings, the current Board, in reviewing the Transaction, the New Advisory Agreement and the New Sub-Advisory Agreements, noted that the Fund would likely undergo significant and material changes in its day-to-day operations, investment management, and administration were the Transaction to be completed. In this context, the current Board considered the benefits to the Fund of having a new slate of Trustees serve the Fund if the Transaction were to be completed, which slate of Trustees would be comprised of certain individuals currently serving on boards of funds for which VIA, Duff & Phelps or Newfleet provide advisory services (the “Post-Transaction Nominees”). Among the anticipated benefits, the current Board considered the familiarity of the Post-Transaction Nominees with the investment philosophy, capabilities, personnel and ethics of VIA, Duff & Phelps or Newfleet, the likelihood of a more efficient transition, and the likelihood of enhanced efficiency and productivity of Board meetings after the Transaction. The current Board noted these factors as consistent with good governance and that the transition to the Post-Transaction Nominees was not likely to adversely affect the Fund. In addition, as costs associated with the Post-Transaction Board of Trustees would likely be allocated across a larger fund complex, the Fund’s Trustee-related expenses are expected to decline if the Transaction is completed and the new Board takes office.

Election of Post-Transaction Nominees

Section 16 of the 1940 Act requires that certain percentages of trustees on boards of registered investment companies must have been elected by shareholders under various circumstances. In general, at least a majority of the trustees must have been elected to such office by shareholders. In addition, new trustees cannot be appointed by existing trustees to fill vacancies created by retirements, resignations or an expansion of a board unless, after those appointments, at least two thirds of the trustees have been elected by shareholders.

The current Board of Trustees has determined that, if the New Advisory Agreement and New Sub-Advisory Agreements are approved by shareholders and entered into by the Fund, it would be in the best interests of the Fund and its shareholders if a new Board, comprised of the Post-Transaction Nominees, is elected to serve. Accordingly, shareholders are being asked at the Annual Meeting to elect the Post-Transaction Nominees, who are described below.

If Proposal 2, Proposal 3A, and Proposal 3B are all approved by shareholders, and all Post-Transaction Nominees described in Proposal 4 are elected, it is anticipated that the current Board of Trustees, including any Class III Nominees elected through Proposal 1, will resign immediately prior to the Closing, and that the newly elected Post-Transaction Nominees will take office as the Board of Trustees of the Fund effective upon the Closing.

If any of Proposal 2, Proposal 3A or Proposal 3B is not approved by the shareholders, none of the Post-Transaction Nominees in Proposal 4 will serve as a Trustee to the Fund, even if elected by shareholders. In such event, the current Board of Trustees, including any Class III Nominees elected through Proposal 1, will continue to serve.

Proposals 2, 3A, 3B and 4 are contingent upon the closing of the Transaction described in the Proxy Statement, and, even if approved by shareholders of the Fund, will only be effected if the Transaction is completed.

Information Regarding the Post-Transaction Nominees

Each Post-Transaction Nominee has consented to being named in this Proxy Statement and has indicated a willingness to serve as a member of the Board if elected. If any Post-Transaction Nominee should not be available for election, the persons named as proxies may vote for other persons in their discretion. However, there is no reason to believe that any Post-Transaction Nominee will be unavailable for election. If elected, each Post-Transaction Nominee will serve for a term of one to three years, or until his or her successor is duly elected and qualified. The following provides certain important information regarding the Post-Transaction Nominees:

Name, Address,(1) Age and Expected Position with the Fund	Term of Office To Be Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Post- Transaction Fund Complex Overseen by Nominee(2)	Other Directorships/ Trusteeships held by Nominee
Current Nominees for a Term Expiring at the Annual Meeting to be held in 2012 (Class I Trustees)

Independent Trustee Nominees

Richard E. Segerson Year of Birth: 1946 Trustee		Managing Director, Northway Management Company (1998 to present).	48	None

Ferdinand L.J. Verdonck Year of Birth: 1942 Trustee		Director, The J.P. Morgan European Investment Trust (1998 to present). Director, Groupe SNEF (electric and electronic installations) (1998 to present). Director, Galapagos N.V. (biotechnology) (2005 to present). Chairman, Amsterdam Molecular Therapeutics N.V. (biotechnology) (2007 to present). Director, Movetis N.V. (biotechnology) (2008 to 2010). Chairman, EASDAQ (stock exchange) (2001 to 2007). Chairman, Banco Urquijo (1998 to 2006).	48	None

Name, Address,(1) Age and Expected Position with the Fund	Term of Office To Be Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Post- Transaction Fund Complex Overseen by Nominee(2)	Other Directorships/ Trusteeships held by Nominee
Current Nominees for a Term Expiring at the Annual Meeting to be held in 2013 (Class II Trustees)

Independent Trustee Nominees

Philip McLoughlin Year of Birth: 1946 Trustee, Chairman		Managing Director, SeaCap Asset Management Fund I, L.P. (2009 to present) and SeaCap Partners, LLC (investment management) (2009 to 2010). Partner, Cross Pond Partners, LLC (strategy consulting firm) (2006 to present).	64	Chairman, World Trust Fund (2010 to present), Director, (1991 to present). Chairman and Trustee, Virtus Variable Insurance Trust (formerly The Phoenix Edge Series Fund) (2003 to present). Director, DTF Tax-Free Income Fund, Inc., Duff & Phelps Utility and Corporate Bond Trust, Inc. and DNP Select Income Fund Inc. (1996 to present). Director, Duff & Phelps Global Utility Income Fund Inc. (2011-present). Director, Argo Group International Holdings, Inc. and its predecessor, PXRE Corporation (insurance) (1985 to 2009).

Name, Address,(1) Age and Expected Position with the Fund	Term of Office To Be Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Post- Transaction Fund Complex Overseen by Nominee(2)	Other Directorships/ Trusteeships held by Nominee
James M. Oates Year of Birth: 1946 Trustee		Managing Director, Wydown Group (consulting firm) (1994 to present)	48	Chairman and Trustee, John Hancock Trust (115 portfolios) and John Hancock Funds II (87 portfolios) (2005 to present). Director, Stifel Financial (1996 to present). Chairman (2010 to present), Director, Connecticut River Bank (1999 to present) and Connecticut River Bancorp (1998 to present). Chairman, Emerson Investment Management, Inc. (2000 to present). Director, New Hampshire Trust Company (2002 to present). Director, Beaumont Financial Partners, LLC (2000 to present). Chairman (1997-2006) and Non-Executive Chairman (2007 to present), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services). Emeritus Trustee (2006 to present), President of the Board (1999 to 2006) and Trustee (1985 to 2006), Middlesex School. Director, Investors Bank and Trust Co. and Investors Financial Services Corporation (1995 to 2007). Trustee, John Hancock Funds III (2005 to 2006).

Name, Address,(1) Age and Expected Position with the Fund	Term of Office To Be Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Post- Transaction Fund Complex Overseen by Nominee(2)	Other Directorships/ Trusteeships held by Nominee
Current Nominees for a Term Expiring at the Annual Meeting to be held in 2014 (Class III Trustees)

Independent Trustee Nominees

Leroy Keith, Jr. Year of Birth: 1939 Trustee		Chairman, Bloc Global Services Group, LLC (construction and redevelopment company) (2010 to present). Managing Director, Almanac Capital Management (commodities business) (2007 to 2008). Partner, Stonington Partners, Inc. (private equity firm) (2001 to 2007).	48	Director/Trustee, Wells Fargo Advantage Funds (152 portfolios) (2010 to present). Director/Trustee, Evergreen Funds (88 portfolios) (1989 to 2010). Director, Diversipak (soft packaging company) (2002 to present). Director, Obaji Medical Products (skin care company) (2003 to 2007).

Geraldine M. McNamara Year of Birth: 1951 Trustee		Retired. Managing Director, U.S. Trust Company of New York (private bank) (1982 to 2006).	55	Director, DTF Tax-Free Income Fund, Inc. (2003 to present), Duff & Phelps Utility and Corporate Bond Trust, Inc. (2003 to present) and DNP Select Income Fund Inc. (2009 to present). Director, Duff & Phelps Global Utility Income Fund Inc. (2011-present).

Name, Address,(1) Age and Expected Position with the Fund	Term of Office To Be Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Post- Transaction Fund Complex Overseen by Nominee(2)	Other Directorships/ Trusteeships held by Nominee

Interested Trustee Nominee

George R. Aylward(3) Trustee and President Year of Birth: 1964		Director, President and Chief Executive Officer (since 2008), Director and President (2006 to 2008), Chief Operating Officer (2004 to 2006), Vice President, Finance, (2001 to 2002), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Senior Executive Vice President and President, Asset Management (2007 to 2008), Senior Vice President and Chief Operating Officer, Asset Management (2004 to 2007), Vice President and Chief of Staff (2001 to 2004), The Phoenix Companies, Inc. Various senior officer and directorship positions with Phoenix affiliates (2005 to 2008). President (2006 to present), Executive Vice President (2004 to 2006), the Virtus Mutual Funds Family. Chairman, President and Chief Executive Officer, The Zweig Fund Inc. and The Zweig Total Return Fund Inc. (2006 to present).	50	None.

(1)	The address for each of the Post-Transaction Nominees is: 100 Pearl Street, Hartford, CT 06103.
(2)	“Fund Complex” means two or more funds that (i) hold themselves out to investors as related companies for purposes of investment and investor services, or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other funds.
(3)	Mr. Aylward is an “interested person” as defined in the Investment Company Act of 1940, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of VIA, and various positions with its affiliates including VIA.

Experience and Qualifications of Post-Transaction Nominees

The current Board considered the Post-Transaction Nominees’ backgrounds and their oversight and service as members of the boards of funds for which VIA, Duff & Phelps and Newfleet provide advisory services. With respect to the specific experience, qualifications, attributes, or skills that led to the conclusion that each person should serve as a Trustee of the Fund, the Board considered and evaluated each of the Post-Transaction Nominees’ relevant knowledge, experience, expertise and independence. In their evaluation of the Post-Transaction Nominees, the current Board considered information including, but not limited to, the following:

George R. Aylward

In addition to his positions with the Virtus Mutual Funds (“VMF”), Mr. Aylward is a Director and the President and Chief Executive Officer of Virtus, the ultimate parent company of VIA. He holds various executive positions with VIA, as well as the subadviser and the distributor to VMF, and previously held such positions with the former parent company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA, and he also serves as an officer and director of two closed-end funds managed by an affiliate of VIA.

Leroy Keith, Jr.

Dr. Keith has served in various roles in business and education, and has over 24 years of experience serving as a trustee to various mutual fund families. He holds both a masters degree and a doctorate in education and business administration. Dr. Keith has also served as an executive in commodities businesses for a number of years, and he has broad experience with respect to corporate governance and organizational leadership.

Philip R. McLoughlin

Mr. McLoughlin has extensive knowledge regarding asset management and the financial services industry, having served for a number of years in various executive and director positions of the company that is now Virtus and its affiliates, culminating in his role as chairman and chief executive officer. He also served as legal counsel and chief compliance officer to the investment companies associated with those companies at the time, giving him an understanding of the legal and compliance issues applicable to mutual funds. Mr. McLoughlin also has worked with U.S. and foreign companies in the insurance and reinsurance industry. He is also a Director of four closed-end funds managed by an affiliate of VIA.

Geraldine M. McNamara

Ms. McNamara was an executive at U.S. Trust Company of New York for 24 years, where she rose to the position of Managing Director. Her responsibilities at U.S. Trust included the oversight of U.S. Trust’s personal banking business. In addition to her managerial and banking experience, Ms. McNamara’s decades of advising individuals on their personal financial management have given her an enhanced understanding of the goals and expectations that individual investors bring to funds, ensuring that this important perspective is regularly included in the deliberations of the Board. Ms. McNamara is also a Director of four closed-end funds managed by an affiliate of VIA.

James M. Oates

Mr. Oates was instrumental in the founding of a private global finance, portfolio management and administration company, and has also served in executive and director roles for various types of financial services companies. As a senior officer and director of investment management companies, Mr. Oates has experience in investment management. He also previously served as chief executive officer of two banks, and holds an MBA. Mr. Oates also has experience as a director of other publicly traded companies and has served for a number of years as the Chairman of the Board of a family of mutual funds unaffiliated with Virtus or VIA, with over $100 billion in assets.

Richard E. Segerson

Mr. Segerson has served in financial and other executive roles with various operating companies, including serving as the Chief Financial Officer, Controller and Chief Operating Officer of such entities. These roles have provided him with an understanding of financial and operational issues, as has his experience as a public accountant. Mr. Segerson also has over 27 years of experience serving as a trustee to various mutual funds, and he holds an MBA. Mr. Segerson also has served for a number of years as the Managing Director of a family office, providing wealth management services to individuals. This experience enhances his understanding of the perspective of individual fund shareholders.

Ferdinand L.J. Verdonck

Mr. Verdonck would bring to the Board a broad background in finance, investments, banking and international business. His experience includes serving as the chief financial officer of the U.S. subsidiary of an international company, and as a senior vice president of a major U.S. investment firm. He also holds degrees in both law and economics. Mr. Verdonck has served for more than 25 years on the boards and audit committees of various U.S. and foreign companies.

Post-Transaction Officers

The Board elects the officers of the Fund who are responsible for administering the Fund’s day-to-day operations. Accordingly, if the Post-Transaction Nominees take office as Trustees, they will elect the Fund’s officers.

Post-Transaction Board Leadership and Oversight Structure

If elected, and if the Transaction is completed, the Post-Transaction Nominees taking office after the Transaction (the “Post-Transaction Board”) would be composed of seven trustees, including six Independent Trustees. In addition to four regularly scheduled meetings per year, the Post-Transaction Board expects to hold special meetings either in person or via telephone to discuss specific matters that may require consideration prior to the next regular meeting. As discussed below, the Post-Transaction Board has established in other contexts, and expects to establish in connection with the Fund, several standing committees to assist the Post-Transaction Board in performing its oversight responsibilities, and each such committee would have a chairperson. The Post-Transaction Board may also designate working groups or ad hoc committees as it deems appropriate.

The Post-Transaction Board expects to appoint Mr. McLoughlin, an Independent Trustee, to serve in the role of Chairman. The Chairman’s primary role would be to participate in the preparation of the agenda for meetings of the Post-Transaction Board and the identification of information to be presented to the Post-Transaction Board with respect to matters to be acted upon by the Post-Transaction Board. The Chairman would also preside at all meetings of the Post-Transaction Board and between meetings generally acts as a liaison with the Fund’s service providers, officers, legal counsel, and the other Trustees. The Chairman would also be expected to perform such other functions as may be requested by the Post-Transaction Board from time to time.

The current Board and the Post-Transaction Nominees believe that this leadership structure is appropriate because it would allow the Post-Transaction Board to exercise informed and independent judgment over matters under its purview, and it would allocate areas of responsibility among committees or working groups of Trustees and the full Board in a manner that would be expected to enhance effective oversight.

The current Board and the Post-Transaction Nominees also believe that having a super-majority of Independent Trustees would be appropriate and would be in the best interest of the Fund’s shareholders. Nevertheless, the current Board and the Post-Transaction Nominees also believe that having an interested person serve on the Post-Transaction Board would likely bring corporate and financial viewpoints that generally are, in the Board’s view, crucial elements in its decision-making process. In addition, the current Board and the Post-

Transaction Nominees believe that Mr. Aylward, who is currently the Chairman and President of VIA, and the President and Chief Executive Officer of Virtus, and serves in various executive roles with other affiliates of VIA who would provide services to the Fund, would provide the Post-Transaction Board with VIA’s perspective in managing the Fund as well as the perspective of other service providers to the Fund. It is anticipated that the leadership structure of the Post-Transaction Board may be changed at any time and in the discretion of the Post-Transaction Board, including in response to changes in circumstances or the characteristics of the Fund.

Risk Oversight by the Post-Transaction Board

As a registered investment company, the Fund is subject to a variety of risks, including investment risks, financial risks, compliance risks and regulatory risks. As part of its overall activities, the Post-Transaction Board would oversee the management of the Fund’s risk management structure by VIA, the Fund’s officers and service providers to the Fund. The responsibility to manage the Fund’s risk management structure on a day-to-day basis is expected to be subsumed within the other responsibilities of these parties. The Post-Transaction Board would consider risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Post-Transaction Board and its committees, and within the context of any ad hoc communications with the Fund’s service providers and officers. The Fund’s adviser, subadviser, distributor, officers and legal counsel would be expected to prepare regular reports to the Post-Transaction Board that address certain investment, valuation, compliance and other matters, and the Board as a whole or its committees are also expected to receive special written reports or presentations on a variety of risk issues at the request of the Post-Transaction Board, a committee, the Chairman or a senior officer. These reports are anticipated to include, but would not be limited to, reports describing and analyzing the investment performance of the Fund, reports from the Fund’s Chief Financial Officer that would enable the Post-Transaction Board to monitor the number of fair valued securities in the Fund’s portfolio, and regular compliance reports prepared by the compliance staff of VIA and VIA’s ultimate parent company, Virtus.

In its annual review of the Fund’s advisory, subadvisory and distribution agreements, the Post-Transaction Board expects to review information provided by VIA, the sub-advisers and the distributor relating to their operational capabilities, financial conditions and resources. The Post-Transaction Board is also expected to discuss particular risks that are not addressed in its regular reports and processes.

Post-Transaction Board Committees

If the Post-Transaction Nominees take office as Trustees, it is anticipated that the new Board will establish the following standing committees:

The Audit Committee. The Audit Committee is anticipated to be responsible for overseeing the Fund’s accounting and auditing policies and practices. The Audit Committee would be tasked with reviewing the Fund’s financial reporting procedures, its system of internal control, the independent audit process, and the Fund’s procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is expected to be composed entirely of Independent Trustees; its members are expected to be James M. Oates, Chairperson, Dr. Leroy Keith, Jr., Philip R. McLoughlin, Geraldine M. McNamara, Richard E. Segerson and Ferdinand L.J. Verdonck.

The Executive Committee. The function of the Executive Committee would be to serve as a delegate of the full Board of Trustees, as well as act on behalf of the Board when it is not in session, subject to limitations as set by the Board. Its members are expected to be Philip R. McLoughlin, Chairperson, Dr. Leroy Keith, Jr., and James M. Oates. Each of the proposed members is an Independent Trustee.

The Governance and Nominating Committee. The Governance and Nominating Committee is expected to be responsible for developing and maintaining governance principles applicable to the Fund, for nominating individuals to serve as Trustees, including as Independent Trustees and annually evaluating the Board and

Committees. The Governance and Nominating Committee is anticipated to be composed entirely of Independent Trustees; its members are expected to be Dr. Leroy Keith, Jr., Chairperson, Philip R. McLoughlin, Geraldine M. McNamara, James M. Oates, Richard E. Segerson and Ferdinand L.J. Verdonck.

The Governance and Nominating Committee would consider candidates for trusteeship and make recommendations to the Board with respect to such candidates. The committee is expected to consider all relevant qualifications of candidates for trusteeship, such as industry knowledge and experience, financial expertise, current employment and other board memberships, and whether the candidate would be qualified to be considered an Independent Trustee.

Compensation

None of the Post-Transaction Nominees has served as a Trustee of the Fund. Therefore, none of the Post-Transaction Nominees has received any compensation from the Fund. Each independent Post-Transaction Nominee who takes office with the Board will be paid by the Fund for his or her services as an Independent Trustee. If the Post-Transaction Nominees are elected and take office, the new Board may establish a new compensation schedule for its Independent Trustees. The new compensation schedule for the Post-Transaction Nominees may take into account their services provided to other funds in the Virtus Mutual Funds complex, if any.

Ownership of Securities

The following table sets forth the equity ownership of the Post-Transaction Nominees in the Fund as of December 31, 2010.

Name of Trustee	Dollar Range of Common Shares In DCA Total Return Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Nominee in Post-Transaction Family of Investment Companies(1)
Independent Trustees
Leroy Keith, Jr.	None	$10,001-$50,000
Philip R. McLoughlin	None	Over $100,000
Geraldine M. McNamara	None	Over $100,000
James M. Oates	None	Over $100,000
Richard E. Segerson	None	Over $100,000
Ferdinand L.J. Verdonck	None	Over $100,000

Interested Trustee
George R. Aylward	None	Over $100,000

Required Quorum and Vote

A majority of the Common Shares entitled to vote shall constitute a quorum at the Annual Meeting. The election of each Post-Transaction Nominee requires the affirmative vote of a plurality of votes cast at the Annual Meeting. If you properly execute and return your proxy but do not indicate any voting instructions, your Common Shares will be voted for the election of the Post-Transaction Nominees.

THE TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS VOTE “FOR” EACH OF THE POST-TRANSACTION NOMINEES LISTED IN PROPOSAL 4.

VOTING AND OTHER INFORMATION

Voting Requirements. Voting requirements for each Proposal are outlined within the discussion supporting each respective Proposal. For purposes of this Annual Meeting, a quorum is present to transact business if the holders of a majority of the outstanding Common Shares of the Fund entitled to vote at the Annual Meeting are present in person or by proxy. For purposes of determining the presence of a quorum at the Annual Meeting, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Common Shares on a particular proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as Common Shares that are present.

An uninstructed proxy for Common Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter is a broker “non-vote”. Proxies that reflect abstentions or broker non-votes (collectively “abstentions”) will be counted as Common Shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to Proposal 1 and Proposal 4 abstentions and broker non-votes will not have an effect on the respective proposal. With respect to Proposal 2, Proposal 3A and Proposal 3B, abstentions and broker non-votes will have the effect of a vote “against” the respective proposals.

Adjournment. If a quorum is not present in person or by proxy at the time the Annual Meeting is called to order, the chairman of the Annual Meeting or the shareholders of the Fund may adjourn the Annual Meeting. In such a case, the persons named as proxy holders will vote all proxies in favor of the adjournment. If a quorum is present but there are not sufficient votes to approve a proposal, the chairman of the Annual Meeting may, with respect to that proposal, adjourn the Annual Meeting or the persons named as proxy holders may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. The vote required for shareholders of the Fund to adjourn the Annual Meeting is the affirmative vote of a majority of all the votes cast on the matter by shareholders of the Fund entitled to vote at the Annual Meeting who are present in person or by proxy. In such a case, the persons named as proxy holders will vote those proxies which they are entitled to vote in favor of the proposal “FOR” the adjournment, and will vote those proxies required to be voted against the proposal “AGAINST” the adjournment as to that proposal, and abstentions will not be voted either for or against the adjournment. Broker non-votes will be excluded from any vote to adjourn the Annual Meeting and, accordingly, will not affect the outcome of the vote.

PRIVACY NOTICE

The Fund is required by federal law to provide shareholders with a copy of its privacy policy annually. A copy of the Fund’s privacy policy is attached hereto as Appendix I.

ADDITIONAL INFORMATION

Expenses. DCI and VIA have agreed that the expenses associated with the drafting, preparation, printing and mailing of shareholders notices and communications, the proxy statement, SEC and other governmental filings in connection with the Transaction, including expenses of the Fund’s counsel, and, subject to the consummation of the Closing, the costs of a third party proxy solicitor, will be split by DCI and VIA. The Fund will not bear any of these expenses. DCI and VIA will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of Common Shares. In order to obtain the necessary quorum at the Annual Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers and regular employees of DCI and VIA, and the Fund may determine to retain a proxy solicitation firm. As described above, fees and expenses of any proxy solicitation firm will be borne by DCI and VIA.

Certain Provisions of the Fund’s Declaration of Trust. The Fund’s Amended and Restated Declaration of Trust (“Declaration”) contains restrictions on the acquisitions and dispositions of its Common Shares. The restrictions on acquisitions and dispositions of the Fund’s Common Shares are intended to preserve the benefit of the Fund’s capital loss carryforwards and certain other tax attributes for tax purposes by seeking to prevent an ownership change (an “Ownership Change”), as defined in the Internal Revenue Code of 1986, as amended (the “Code”). The restrictions generally prohibit any attempt to purchase or acquire in any manner whatsoever the Fund’s Common Shares or any option, warrant or other right to purchase or acquire Common Shares, or any convertible securities (the “Shares”), if as a result of such purchase or acquisition of such Shares, any person or group becomes a greater than 4.99% shareholder (as defined in the Code). As a result of these restrictions, certain transfers of shares by existing 4.99% shareholders are prohibited. Any attempted transfer in violation of the foregoing restrictions will be void ab initio unless the transferor or transferee obtains the written approval of the Board of Trustees, which it may grant or deny in its sole and absolute discretion. The purported transferee will not be entitled to any rights of shareholders of the Fund with respect to the Shares that are the subject of the prohibited transfer, including the right to vote such Shares and to receive dividends or distributions, whether liquidating or otherwise, in respect of such Shares.

Solicitation and Voting of Proxies. Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about October 17, 2011. As the Annual Meeting date approaches, certain shareholders of the Fund may receive a call from officers and regular employees of DCI, or representatives of a proxy solicitation firm if the Fund has not yet received their vote. Authorization to permit execution of proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that the Fund believes are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

Any proxy given by a shareholder is revocable. A shareholder may revoke the accompanying proxy at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Fund, or by attending the Annual Meeting and voting in person.

Beneficial Ownership. As of [            ], to the knowledge of the Fund, the following persons own, either beneficially or of record, 5% or more of any class of shares of the Fund: [            ].

Shareholder Proposals. The Fund holds annual meetings of shareholders. A shareholder’s proposal intended to be presented at the Fund’s 2012 annual meeting of shareholders must be received by the Fund at its offices, and addressed to the Secretary of the Fund a reasonable time before the Fund begins to print and send its proxy materials. If the Transaction is completed, the Fund anticipates that its 2012 annual meeting will be held in June, 2012. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included.

A shareholder who wishes to make a proposal at the 2012 annual meeting of shareholders without including the proposal in the Fund’s proxy statement must notify the Secretary of the Fund in writing of such proposal by the later of the close of business on the date ninety days prior to such meeting or fourteen days following the date such meeting is first publicly announced or disclosed. The persons named as proxies for the 2012 annual meeting of shareholders will, with respect to the proxies in effect at such meeting, have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless the Fund receives notice of the matter by a reasonable time before the Fund sends its proxy materials for the current year. If the Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the SEC.

OTHER MATTERS

The proxy holders have no present intention of bringing before the Annual Meeting for action any matters other than those specifically referred to above, nor has the management of the Fund any such intention. Neither the proxy holders nor the management of the Fund are aware of any matters which may be presented by others. If any other business properly comes before the Annual Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

By Order of the Fund’s Board of Trustees

/s/ Jami M. VonKaenel

October 17, 2011	Jami M. VonKaenel Secretary

DCA Total Return Fund

Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.

A copy of the Fund’s Annual Report for the fiscal year ended December 31, 2010, its Semi-Annual Report for the period ended June 30, 2011, and more recent shareholder reports, if any, are available without charge upon request by writing the Fund at 518 17th Street, 17th Floor, Denver, CO 80202 or telephoning the Fund at 1-866-324-7348.

Appendix A

Additional Information Regarding VIA

The following table presents certain information regarding the executive officers and directors of VIA:

Name and Address	Title/Position with VIA	Principal Occupation	Position with the Fund (if any)
George R. Aylward(1)	Director, President and Chairman	Director, President and Chief Executive Officer of Virtus Investment Partners, Inc.	None

Michael A. Angerthal(1)	Director, Executive Vice President and Chief Financial Officer	Executive Vice President, Chief Financial Officer and Treasurer of Virtus Investment Partners, Inc.	None

Mark S. Flynn(1)	Executive Vice President, General Counsel and Assistant Clerk	Executive Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary of Virtus Investment Partners, Inc.	None

Francis G. Waltman(1)	Director and Executive Vice President	Executive Vice President, Product Development of Virtus Investment Partners, Inc.	None

(1)	The address of these individuals is 100 Pearl Street, Hartford, CT 06103.

Ownership

VIA is wholly-owned by Virtus Partners, Inc., which is a holding company that in turn is wholly-owned by Virtus Investment Partners, Inc. (“Virtus”). Virtus is an independent, publicly traded company that operates a multi-manager asset management business. As of June 30, 2011, Virtus’ affiliated investment advisers had in aggregate approximately $33.3 billion in assets under management. The address of each entity described in this paragraph is 100 Pearl Street, Hartford, CT 06103.

A-1

Appendix B

Existing Advisory Agreement

of

DCA Total Return Fund

(formerly known as the Dividend Capital Realty Income Allocation Fund)

DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND

INVESTMENT ADVISORY AGREEMENT

AGREEMENT, made this 30th day of May, 2006, between Dividend Capital Realty Income Allocation Fund, a statutory trust organized under the laws of the State of Delaware (the “Fund”) and Dividend Capital Investments LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Fund is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Fund desires to retain the Adviser to render investment advisory services to the Fund as agreed to from time to time between the Fund and the Adviser; and

WHEREAS, the Adviser is willing to render such services;

NOW, THEREFORE, in consideration of the promises and mutual covenants hereinafter set forth, it is agreed to as follows:

1. The Fund hereby appoints the Adviser to act as investment adviser to the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Subject to the general supervision of the Trustees of the Fund, the Adviser shall manage the investment operations of the Fund and the composition of the Fund’s holdings of securities and investments, including cash, the purchase, retention and disposition thereof and agreements relating thereto, in accordance with the Fund’s investment objectives and policies as stated in the Fund’s registration statement on Form N-2, as such may be amended from time to time, under the Securities Act of 1933, as amended, and the 1940 Act (the “Registration Statement”), the instructions of the Fund’s Board of Trustees and in compliance with applicable law and regulation, and subject to the following understandings:

(a) the Adviser shall furnish an investment program for the Fund and determine from time to time what investments or securities will be purchased, retained, sold or lent by the Fund, and what portion of the assets will be invested or held uninvested as cash;

(b) the Adviser shall use the same skill and care in the management of the Fund’s investments as it uses in the administration of other accounts for which it has investment responsibility as agent;

(c) the Adviser will regularly report to the Board on the investment program for the Fund, and will furnish the Board with such periodic and special reports related to the investment program as the Trustees may reasonably request;

(d) the Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Fund’s Declaration of Trust (such Declaration of Trust, as currently in effect and as amended from time to time, is herein called the “Declaration of Trust”), the Fund’s Bylaws (such Bylaws, as currently in effect and as amended from time to time, are herein called the “Bylaws”) and the Registration Statement and with the instructions and directions of the Trustees of the Fund and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;

(e) the Adviser shall determine the securities to be purchased, sold or lent by the Fund and as agent for the Fund will effect portfolio transactions pursuant to its determinations either directly with the issuer or with any broker or dealer in such securities; in placing orders with brokers or dealers the Adviser intends to seek best price and execution for purchases and sales; the Adviser shall also determine whether the Fund shall enter into repurchase or reverse repurchase agreements;

(f) the Adviser shall maintain books and records with respect to the Fund’s securities transactions and shall render to the Fund’s Trustees such periodic and special reports as the Trustees may reasonably request; and

(g) the investment management services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

3. The Fund has delivered copies of each of the following documents to the Adviser and will promptly notify and deliver to it all future amendments and supplements, if any:

(a) The Declaration of Trust;

(b) The Bylaws;

(c) Certified resolutions of the Trustees of the Fund authorizing the appointment of the Adviser and approving the form of this Agreement; and

(d) The Fund’s Notification of Registration on Form N-8A and Registration Statement as filed with the Securities and Exchange Commission (the “Commission”).

4. The Adviser will select brokers and dealers to effect all portfolio transactions for the Fund, subject to the conditions set forth herein. The Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Adviser is directed at all times to seek to execute brokerage transactions for the Fund (i) in accordance with any written policies, practices or procedures that may be established by the Fund’s Board of Trustees (“Board”), from time to time, or (ii) as described in the Registration Statement. In placing any orders for the purchase or sale of investments for the Fund, in the name of the Fund or its nominees, the Adviser shall use its best efforts to obtain for the Fund the most favorable overall terms and best execution, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

(a) Subject to the appropriate policies and procedures approved by the Board, the Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 (“1934 Act”), cause the Fund to pay a broker or dealer that provides brokerage or research services to the Adviser or the Fund, an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of the brokerage or research services provided, viewed in terms of that particular transaction or the Adviser’s overall responsibilities to the Fund or its other advisory clients. To the extent authorized by Section 28(e) and the Board, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reasons of those actions. Subject to seeking the most favorable overall terms and best execution, the Board may cause or direct the Adviser to effect transactions in portfolio securities through brokers or dealers in a manner that will help generate resources to pay the cost of certain expenses that the Fund is required to pay or for which the Fund is required to arrange payment.

(b) On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and more efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in accordance with the 1940 Act and Commission or Commission staff guidance thereunder, and in the manner that it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

(c) The Adviser may use brokers who are affiliated with the Adviser, provided that no such broker will be utilized in any transaction in which such broker acts as principal and the commissions, fees or other remuneration received by such brokers is reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time.

The Fund hereby authorizes any entity or person associated with the Adviser that is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund that is permitted by Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation by such entity or person for such transaction in accordance with Rule 11a2-2(T)(a)(2)(iv).

(d) The Adviser will periodically review the Fund’s portfolio transactions to ensure that such transactions are conducted in accordance with this Section 4.

5. The Adviser shall keep the Fund’s books and records required to be maintained by it pursuant to paragraph 2(f). The Adviser agrees that all records that it maintains for the Fund are the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund’s request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Adviser with respect to the Fund by Rule 31a-1 under the 1940 Act.

6. During the term of this Agreement, the Adviser will pay all expenses (including office space, telephone and clerical expense) incurred by it in connection with its services provided under Section 2 of this Agreement, except such expenses as are assumed by the Fund under this Agreement. The Fund will bear the expenses of its operation, except those specifically allocated to the Adviser, including, but not limited to, brokerage and other expenses of executing portfolio transactions; taxes and governmental fees; interest charges; fees and expenses of the Fund’s independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian, transfer agent, registrar and dividend disbursing agent of the Fund; cost of share certificates expenses of issuing, selling, redeeming, registering and qualifying for sale shares of beneficial interest in the Fund under federal and state laws and regulations; fees and expenses associated with listing the Fund’s shares of beneficial interest on a national stock exchange; expenses of preparing, printing and filing reports (including financial reports), notices, regulatory filings, registration statements, prospectuses, statements of additional information, proxy statements, reports to shareholders and other communications distributing such information to existing shareholders; expenses of complying with Rule 38a-1 under the 1940 Act; the cost of office supplies, including stationery; compensation of its Independent Trustees (i.e., Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act); fees, salaries and expenses of legal counsel, experts, consultants or other service providers retained by the Independent Trustees; travel expenses of all officers, Trustees and employees; insurance premiums; expenses of trustees’ and shareholders’ meetings (including preparation of materials for such meetings); organizational expenses; and extraordinary expenses. Notwithstanding the foregoing, the Fund may enter into a separate agreement, which shall be controlling over this contract, as amended, pursuant to which some or all of the foregoing expenses of this Section 6 shall be the responsibility of the other party or parties to that agreement.

7. The Adviser agrees to permit individuals who are directors, officers or employees of the Adviser to serve (if duly appointed or elected) as trustees, officers or employees of the Fund, including as Chief Compliance Officer of the Fund. The Fund may, as may be agreed upon from time to time between the Adviser and the Fund, pay a portion of the expense of officers or employees of the Fund supplied by the Adviser or otherwise compensate the Adviser for the services of such officers or employees.

8. For the investment management services provided and the expenses borne pursuant to this Agreement, the Fund will pay to the Adviser as full compensation therefore a fee at an annual rate of 0.85% of the Fund’s average daily total assets (including the net asset value of common shares, plus the liquidation preference of any preferred shares issued by the Fund and the principal amount of any borrowings used for leverage) minus the sum of accrued liabilities other than debt entered into for purposes of leverage (“Managed Assets”). This investment management fee shall be payable monthly as soon as practicable after the last day of each month based on the average of the daily values placed on the Managed Assets of the Fund determined at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on each business day throughout the month. For purposes of this Agreement, the Managed Assets of the Trust shall be calculated pursuant to the procedures adopted by resolutions of the Trustees of the Trust for calculating the value of the Trust’s assets or delegating such calculations to third parties.

9. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

10. This Agreement will become effective as of the date hereof and, unless sooner terminated as provided herein, shall continue in effect for a period of two years thereafter. Thereafter, if not terminated, this Agreement shall continue in effect for successive periods of twelve months, only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of all the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty, on 90 days’ written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its “assignment” (as such term is defined in the 1940 Act).

11. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Trustees of the Fund from time to time, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

12. Except to the extent permitted by the 1940 Act or the rules or regulations thereunder or pursuant to any exemptive relief granted by the Commission, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund (unless such approval is not required by Section 15 of the 1940 Act as interpreted by the Commission or its staff) and by the vote of a majority of the Trustees, who are not parties to such contract or agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

13. Notices of any kind to be given to the Adviser by the Fund shall be in writing and shall be duly given if mailed or delivered to the Adviser at: 518 Seventeenth Street, Suite 1200, Denver, Colorado 80202, Attention: Dividend Capital Investments LLC, or at such other address or to such other individual as shall be specified by the Adviser. Notices of any kind to be given to the Fund by the Adviser shall be in writing and shall be duly given if mailed or delivered to: Dividend Capital Realty Income Allocation Fund, 518 Seventeenth Street, Suite 1200, Denver, Colorado 80202, Attention: President, with a copy to the Chief Legal Officer at the same address, or at such other address or to such other individual as shall be specified by the Fund to the Adviser.

14. It is understood that the names, “Dividend Capital Investments LLC,” “Dividend Capital” and “Dividend Capital Realty Income Allocation Fund” or any derivative thereof or logo associated with those names are the valuable property of the Adviser and its affiliates, and that the Fund has the right to use such names (or derivatives or logos) only so long as this Agreement shall continue with respect to such Fund. Upon termination of this Agreement, the Fund shall forthwith cease to use such names (or derivatives or logos) and shall promptly amend its Declaration of Trust to change its name (if such name is included therein) and remove any Dividend Capital logos.

15. Notwithstanding anything to the contrary contained in this Agreement, the parties hereto acknowledge and agree that, this Agreement is executed by the Trustees and/or officers of the Trust, not individually but as such Trustees and/or officers of the Trust, and the obligations hereunder are not binding upon any of the Trustees or shareholders individually but bind only the estate of the Trust.

16. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

17. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (without giving effect to its conflict of laws principles), or any of the applicable provisions of the 1940 Act. To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the 1940 Act, the latter shall control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission validly issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or rule adopted thereunder reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

18. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this agreement shall not be affected thereby.

IN WITNESS WHEREOF, the parties have caused this instrument to be executed by their respective officers designated below as of the 30th day of May, 2006.

DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND

By:	/S/ JONATHAN ZESCHIN
Name:	Jonathan Zeschin
Title:	Chairman and Independent Trustee

DIVIDEND CAPITAL INVESTMENTS LLC

By:	/S/ THOMAS FLORENCE
Name:	Thomas Florence
Title:	President

Appendix C

Form of New Advisory Agreement

VIRTUS TOTAL RETURN FUND

INVESTMENT ADVISORY AGREEMENT

AGREEMENT, made this      day of                     , 2011, between Virtus Total Return Fund , a statutory trust organized under the laws of the State of Delaware (the “Fund”) and Virtus Investment Advisers, Inc., a Massachusetts corporation (the “Adviser”).

WHEREAS, the Fund is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Fund desires to retain the Adviser to render investment advisory services to the Fund as agreed to from time to time between the Fund and the Adviser; and

WHEREAS, the Adviser is willing to render such services;

NOW, THEREFORE, in consideration of the promises and mutual covenants hereinafter set forth, it is agreed to as follows:

1. The Fund hereby appoints the Adviser to act as investment adviser to the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Subject to the general supervision of the Trustees of the Fund, the Adviser shall manage the investment operations of the Fund and the composition of the Fund’s holdings of securities and investments, including cash, the purchase, retention and disposition thereof and agreements relating thereto, in accordance with the Fund’s investment objectives and policies as stated in the Fund’s registration statement on Form N-2, as such may be amended from time to time, under the Securities Act of 1933, as amended, and the 1940 Act (the “Registration Statement”), the instructions of the Fund’s Board of Trustees and in compliance with applicable law and regulation, and subject to the following understandings:

(a) the Adviser shall furnish an investment program for the Fund and determine from time to time what investments or securities will be purchased, retained, sold or lent by the Fund, and what portion of the assets will be invested or held uninvested as cash;

(b) the Adviser shall use the same skill and care in the management of the Fund’s investments as it uses in the administration of other accounts for which it has investment responsibility as agent;

(c) the Adviser will regularly report to the Board on the investment program for the Fund, and will furnish the Board with such periodic and special reports related to the investment program as the Trustees may reasonably request;

(d) the Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Fund’s Declaration of Trust (such Declaration of Trust, as currently in effect and as amended from time to time, is herein called the “Declaration of Trust”), the Fund’s Bylaws (such Bylaws, as currently in effect and as amended from time to time, are herein called the “Bylaws”) and the Registration Statement and with the instructions and directions of the Trustees of the Fund and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;

(e) the Adviser shall determine the securities to be purchased or sold by the Fund and as agent for the Fund will effect portfolio transactions pursuant to its determinations either directly with the issuer or with any broker or dealer in such securities; subject to permitted considerations under Section 4 of the Agreement, in placing orders with brokers or dealers the Adviser intends to seek best price and execution for purchases and sales; the Adviser shall also determine whether the Fund shall enter into repurchase or reverse repurchase agreements;

(f) the Adviser shall maintain books and records with respect to the Fund’s securities transactions and shall render to the Fund’s Trustees such periodic and special reports as the Trustees may reasonably request; and

(g) the investment management services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services to others. Without relieving the Adviser of its duties hereunder and subject to the prior approval of the Fund’s Trustees and subject further to compliance with applicable provisions of the 1940 Act, the Adviser may appoint one or more agents to perform any of the functions and services which are to be provided under the terms of this Agreement upon such terms and conditions as may be mutually agreed upon among the Fund, the Adviser and any such agent.

3. The Fund has delivered copies of each of the following documents to the Adviser and will promptly notify and deliver to it all future amendments and supplements, if any:

(a) The Declaration of Trust;

(b) The Bylaws;

(c) Certified resolutions of the Trustees of the Fund authorizing the appointment of the Adviser and approving the form of this Agreement; and

(d) The Fund’s Notification of Registration on Form N-8A and Registration Statement as filed with the Securities and Exchange Commission (the “Commission”).

4. The Adviser will select brokers and dealers to effect all portfolio transactions for the Fund, subject to the conditions set forth herein. The Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Adviser is directed at all times to seek to execute brokerage transactions for the Fund (i) in accordance with any written policies, practices or procedures that may be established by the Fund’s Board of Trustees (“Board”), from time to time, or (ii) as described in the Registration Statement. In placing any orders for the purchase or sale of investments for the Fund, in the name of the Fund or its nominees, the Adviser shall use its best efforts to obtain for the Fund the most favorable overall terms and best execution, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

(a) Subject to the appropriate policies and procedures approved by the Board, the Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 (“1934 Act”), cause the Fund to pay a broker or dealer that provides brokerage or research services to the Adviser or the Fund, an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of the brokerage or research services provided, viewed in terms of that particular transaction or the Adviser’s overall responsibilities to the Fund or its other advisory clients. To the extent authorized by Section 28(e) and the Board, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reasons of those actions. Subject to seeking the most favorable overall terms and best execution, the Board may cause or direct the Adviser to effect transactions in portfolio securities through brokers or dealers in a manner that will help generate resources to pay the cost of certain expenses that the Fund is required to pay or for which the Fund is required to arrange payment.

(b) On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and more efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in accordance with the 1940 Act and Commission or Commission staff guidance thereunder, and in the manner that it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

(c) The Adviser may use brokers who are affiliated with the Adviser, provided that no such broker will be utilized in any transaction in which such broker acts as principal and the commissions, fees or other remuneration received by such brokers is reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time.

The Fund hereby authorizes any entity or person associated with the Adviser that is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund that is permitted by Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation by such entity or person for such transaction in accordance with Rule 11a2-2(T)(a)(2)(iv).

(d) The Adviser will periodically review the Fund’s portfolio transactions to ensure that such transactions are conducted in accordance with this Section 4.

5. The Adviser shall keep the Fund’s books and records required to be maintained by it pursuant to paragraph 2(f). The Adviser agrees that all records that it maintains for the Fund are the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund’s request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Adviser with respect to the Fund by Rule 31a-1 under the 1940 Act.

6. During the term of this Agreement, the Adviser will pay all expenses (including office space, telephone and clerical expense) incurred by it in connection with its services provided under Section 2 of this Agreement, except such expenses as are assumed by the Fund under this Agreement. The Fund will bear the expenses of its operation, except those specifically allocated to the Adviser, including, but not limited to, brokerage and other expenses of executing portfolio transactions; taxes and governmental fees; interest charges; fees and expenses of the Fund’s independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian, transfer agent, registrar and dividend disbursing agent of the Fund; cost of share certificates expenses of issuing, selling, redeeming, registering and qualifying for sale shares of beneficial interest in the Fund under federal and state laws and regulations; fees and expenses associated with listing the Fund’s shares of beneficial interest on a national stock exchange; expenses of preparing, printing and filing reports (including financial reports), notices, regulatory filings, registration statements, prospectuses, statements of additional information, proxy statements, reports to shareholders and other communications distributing such information to existing shareholders; expenses of complying with Rule 38a-1 under the 1940 Act; the cost of office supplies, including stationery; compensation of its Independent Trustees (i.e., Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act); fees, salaries and expenses of legal counsel, experts, consultants or other service providers retained by the Independent Trustees; travel expenses of all officers, Trustees and employees; insurance premiums; expenses of trustees’ and shareholders’ meetings (including preparation of materials for such meetings); organizational expenses; and extraordinary expenses. Notwithstanding the foregoing, the Fund may enter into a separate agreement, which shall be controlling over this contract, as amended, pursuant to which some or all of the foregoing expenses of this Section 6 shall be the responsibility of the other party or parties to that agreement.

7. The Adviser agrees to permit individuals who are directors, officers or employees of the Adviser to serve (if duly appointed or elected) as trustees, officers or employees of the Fund, including as Chief Compliance Officer of the Fund. The Fund may, as may be agreed upon from time to time between the Adviser and the Fund, pay a portion of the expense of officers or employees of the Fund supplied by the Adviser or otherwise compensate the Adviser for the services of such officers or employees.

8. For the investment management services provided and the expenses borne pursuant to this Agreement, the Fund will pay to the Adviser as full compensation therefor a fee at an annual rate of 0.85% of the Fund’s average daily total assets (including the net asset value of common shares, plus the liquidation preference of any preferred shares issued by the Fund and the principal amount of any borrowings used for leverage) minus the sum of accrued liabilities other than debt entered into for purposes of leverage (“Managed Assets”). This investment management fee shall be payable monthly as soon as practicable after the last day of each month based on the average of the daily values placed on the Managed Assets of the Fund determined at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on each business day throughout the month. For purposes of this Agreement, the Managed Assets of the Trust shall be calculated pursuant to the procedures adopted by resolutions of the Trustees of the Trust for calculating the value of the Trust’s assets or delegating such calculations to third parties.

9. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

10. This Agreement will become effective as to the Fund on the later of the date of its execution or the date of the commencement of operations of the Fund and, unless sooner terminated as provided herein, shall continue in effect for a period of two years thereafter. Thereafter, if not terminated, this Agreement shall continue in effect for successive periods of twelve months, only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of all the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty, on 90 days’ written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its “assignment” (as such term is defined in the 1940 Act).

11. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Trustees of the Fund from time to time, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

12. Except to the extent permitted by the 1940 Act or the rules or regulations thereunder or pursuant to any exemptive relief granted by the Commission, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund (unless such approval is not required by Section 15 of the 1940 Act as interpreted by the Commission or its staff) and by the vote of a majority of the Trustees, who are not parties to such contract or agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

13. Notices of any kind to be given to the Adviser by the Fund shall be in writing and shall be duly given if mailed or delivered to the Adviser at: 100 Pearl Street, Hartford, Connecticut 06103, Attention: Virtus Investment Advisers, or at such other address or to such other individual as shall be specified by the Adviser. Notices of any kind to be given to the Fund by the Adviser shall be in writing and shall be duly given if mailed or delivered to: Virtus Total Return Fund, 100 Pearl Street, Hartford, Connecticut 06103, Attention: President, with a copy to the Chief Legal Officer at the same address, or at such other address or to such other individual as shall be specified by the Fund to the Adviser.

14. It is understood that the names, “Virtus Investment Advisers,” “Virtus” , “Newfleet”, “Duff & Phelps Investment Management Co.” and “Virtus Total Return Fund” or any derivative thereof or logo associated with those names are the valuable property of the Adviser and its affiliates, and that the Fund has the right to use such names (or derivatives or logos) only so long as this Agreement shall continue with respect to such Fund. Upon termination of this Agreement, the Fund shall forthwith cease to use such names (or derivatives or logos) and shall promptly amend its Declaration of Trust to change its name (if such name is included therein) and remove any applicable logos.

15. Notwithstanding anything to the contrary contained in this Agreement, the parties hereto acknowledge and agree that, this Agreement is executed by the Trustees and/or officers of the Trust, not individually but as such Trustees and/or officers of the Trust, and the obligations hereunder are not binding upon any of the Trustees or shareholders individually but bind only the estate of the Trust.

16. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

17. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (without giving effect to its conflict of laws principles), or any of the applicable provisions of the 1940 Act. To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the 1940 Act, the latter shall control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission validly issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or rule adopted thereunder reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

18. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this agreement shall not be affected thereby.

IN WITNESS WHEREOF, the parties have caused this instrument to be executed by their respective officers designated below as of the      day of                     , 2011.

VIRTUS TOTAL RETURN FUND

By:
Title

VIRTUS INVESTMENT ADVISERS, INC.
By:
Title

Appendix D

Additional Information Regarding Duff & Phelps

The following table presents certain information regarding the executive officers and directors of Duff & Phelps:

Name and Address	Title/Position with Duff & Phelps	Principal Occupation	Position with the Fund (if any)
George R. Aylward(1)	Director and Chairman	Director, President and Chief Executive Officer of Virtus Investment Partners, Inc.	None

Nathan I. Partain(2)	President and Chief Investment Officer	President and Chief Investment Officer of Duff & Phelps	None

Michael A. Angerthal(2)	Executive Vice President and Treasurer	Executive Vice President, Chief Financial Officer and Treasurer of Virtus Investment Partners, Inc.	None

T. Brooks Beittel(2)	Executive Vice President, Assistant Secretary, Assistant Chief Investment Officer	Executive Vice President and Assistant Chief Investment Officer of Duff & Phelps	None

Mark S. Flynn(1)	Executive Vice President, General Counsel and Assistant Clerk	Executive Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary of Virtus Investment Partners, Inc.	None

(1)	The address of these individuals is 100 Pearl Street, Hartford, CT 06103.
(2)	The address of these individuals is 200 South Wacker Drive, Suite 500, Chicago, IL 60606.

Ownership

Duff & Phelps is wholly-owned by Virtus Partners, Inc., which is a holding company that in turn is wholly-owned by Virtus Investment Partners, Inc. (“Virtus”). Virtus is an independent, publicly traded company that operates a multi-manager asset management business. As of June 30, 2011, Virtus’ affiliated investment advisers had in aggregate approximately $33.3 billion in assets under management. The address of Duff & Phelps is 200 South Wacker Drive, Suite 500, Chicago, IL 60606. The address of each other entity described in this paragraph is 100 Pearl Street, Hartford, CT 06103.

Other Funds

Duff & Phelps also serves as an investment adviser to the following registered fund that has an investment objective similar to that of the Fund:

Comparable Fund	Assets under Management (as of 6/30/11)	Investment Objective	Investment Advisory Fee	Fee Waiver or Reimbursements
Virtus Global Infrastructure Fund	$72.6 million	Capital appreciation and current income	Subadvisory Fee: 50% of net investment management fee (management fee = 0.65% on first $1 billion; 0.60% on next $1 billion; 0.55% over $2 billion)	None

D-1

Appendix E

Additional Information Regarding Newfleet

The following table presents certain information regarding the executive officers and directors of Newfleet:

Name and Address	Title/Position with Newfleet	Principal Occupation	Position with the Fund (if any)
George R. Aylward(1)	President and Chief Executive Officer	Director, President and Chief Executive Officer of Virtus Investment Partners, Inc.	None

David L. Albrycht(1)	Chief Investment Officer — Multi-Sector Fixed Income Strategies	Chief Investment Officer — Multi-Sector Fixed Income Strategies of Newfleet Asset Management, LLC	None

Michael A. Angerthal(1)	Executive Vice President and Chief Financial Officer	Executive Vice President, Chief Financial Officer and Treasurer of Virtus Investment Partners, Inc.	None

Mark S. Flynn(1)	Executive Vice President, General Counsel and Assistant Secretary	Executive Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary of Virtus Investment Partners, Inc.	None

(1)	The address of these individuals is 100 Pearl Street, Hartford, CT 06103.

Ownership

Newfleet is wholly-owned by Virtus Partners, Inc., which is a holding company that in turn is wholly-owned by Virtus Investment Partners, Inc. (“Virtus”). Virtus is an independent, publicly traded company that operates a multi-manager asset management business. As of June 30, 2011, Virtus’ affiliated investment advisers had in aggregate approximately $33.3 billion in assets under management. The address of Newfleet is 100 Pearl Street, Hartford, CT 06103. The address of each other entity described in this paragraph is 100 Pearl Street, Hartford, CT 06103.

Other Funds

Newfleet also serves as an investment adviser to the following registered fund that has an investment objective similar to that of the Fund:

Comparable Fund	Assets under Management (as of 6/30/11)	Investment Objective	Investment Advisory Fee	Fee Waiver or Reimbursements
Virtus Multi-Sector Fixed Income Fund	$242.2 million	Maximize current income while preserving capital	Subadvisory Fee: 50% of net investment management fee (management fee = 0.55% on first $1 billion; 0.50% on next $1 billion; 0.45% over $2 billion)	None

E-1

Appendix F

Existing Sub-Advisory Agreement

of

DCA Total Return Fund

(formerly known as the Dividend Capital Realty Income Allocation Fund)

SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT (the “Agreement”) is dated as of March 16, 2009 by and among DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND and DIVIDEND CAPITAL GLOBAL REALTY EXPOSURE FUND, each a Delaware statutory trust (each a “Fund” and collectively, the “Funds”), DIVIDEND CAPITAL INVESTMENTS, LLC, a Delaware limited liability company (the “Adviser”) and CALAMOS ADVISORS LLC, a Delaware limited liability company (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and each Fund has entered into an Investment Advisory Agreement dated as of May 30, 2006 and June 20, 2007 (the “Advisory Agreements”) pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Funds; and

WHEREAS, each Fund is registered under the Investment Company Act of 1940, as amended, including the rules and regulations thereunder (the “1940 Act”), as a closed-end management investment company and may issue an unlimited number of common shares of beneficial interest, $0.001 par value per share; and

WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, including the rules and regulations thereunder (the “Advisers Act”); and

WHEREAS, each Fund and the Adviser desires to retain the Subadviser to furnish investment advisory services to the Funds as provided below, and the Subadviser is willing to furnish such services;

NOW, THEREFORE, it is hereby agreed among the parties hereto as follows:

1. Duties of the Subadviser. (a) The Funds and the Adviser hereby engages the services of the Subadviser for the period and under the terms set forth in this Agreement. Pursuant to this Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of a portion of the assets of the Funds (the “Managed Assets”). The Subadviser will (i) determine in its discretion, and subject to the oversight and review of the Adviser, the securities to be purchased or sold in its portion of the assets of the Funds, (ii) promptly provide the Adviser with copies of records concerning the Subadviser’s activities which the Adviser or the Funds are required by applicable law to maintain, and (iii) render regular reports to the Adviser and to officers and Trustees of the Funds as they may reasonably request concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to oversight by the officers and the Trustees of the Funds and in compliance with such reasonable policies as the Trustees of the Funds may from time to time establish and communicate in writing to Subadviser, and in compliance with (a) the objectives, policies, and limitations for the Funds set forth in each Fund’s current prospectus and statement of additional information, as amended and supplemented from time to time, as provided to Subadviser, and (b) applicable laws and regulations.

(b) The Subadviser represents and warrants to the Funds and the Adviser that it will manage the Managed Assets in compliance with all applicable federal and state laws governing its operations and investments. Without limiting the foregoing, and subject to Section 10(c) hereof, the Subadviser represents and warrants as to the Managed Assets that the Subadviser’s management of the Managed Assets will be designed to achieve (1) qualification by the Funds to be treated as a “regulated investment company” under subchapter M, chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”), and (2) compliance with (a) the provisions of the 1940 Act that relate to the investment of Fund assets, including maintaining those assets in custody with institutions designated by the Funds; and (b) federal and state securities and commodities laws applicable to Subadviser’s portfolio management responsibilities; provided that for purposes of Sections 10(f), 12(d), and 17(a), (d) and (e) of the 1940 Act, the Subadviser shall seek to maintain compliance only in relation to its own affiliates and to affiliated persons identified to it by the Adviser.

(c) The Subadviser further represent and warrants to the Funds and the Adviser that (i) it has obtained all applicable licenses, permits, registrations and approvals that may be required in order to serve in its designated capacities with respect to the Funds, and shall continue to keep current such licenses, permits, registrations and approvals for so long as this Agreement is in effect; (ii) it will immediately notify the Adviser of the occurrence of any event that would disqualify it from serving in its designated capacities with respect to the Funds; and (iii) this Agreement has been duly and validly authorized, executed and delivered on behalf of the Subadviser and is a valid and binding agreement of the Subadviser enforceable in accordance with its terms.

(d) The Subadviser further represents and warrants to each Fund and the Adviser that (1) to the extent that any statements or omissions made in any registration statement on Form N-2 for shares of a Fund (“Registration Statement”), or in any amendment or supplement thereto, or proxy statement of a Fund prepared in accordance with Section 14(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the rules and regulations thereunder (“Proxy Statement”), are made in reliance upon and in conformity with information furnished in writing by the Subadviser expressly for use therein, such statements or omissions in the Registration Statement or Proxy Statement and in any amendments or supplements thereto will, when the Registration Statement or Proxy Statement and any amendments thereto become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the “1933 Act”), 1934 Act and the 1940 Act, and such statements or omissions will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) to the extent that any statements or omissions made in contracts, sales material or other documents are made in reliance upon and in conformity with information furnished in writing by the Subadviser expressly for use therein, such statements or omissions in the contracts, sales material and other documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(e) The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement. The Subadviser shall not be responsible for other expenses of the Funds, including, without limitation, fees of the Funds’ independent public accountants, transfer agent, custodian and other service providers who are not employees of the Subadviser; brokerage commissions and other transaction-related expenses; tax reporting; taxes levied against the Funds or any of its property; and interest expenses of the Funds. The Subadviser does not warrant that the investment performance of the portion of the Funds’ assets managed by the Subadviser will match the performance of any index or other benchmark, such as any other account managed by the Subadviser.

(f) The Subadviser agrees: (i) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is appropriate given the nature of its business, and (ii) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.

(g) The Subadviser shall be responsible for the preparation of Schedule 13G, Form 13F, and Form SH in connection with securities held by the Funds that are specifically part of the assets managed by the Subadviser. The Subadviser shall not be responsible for filing Schedule 13G, Form 13F, or Form SH with respect to any securities held by the Funds that are not managed by the Subadviser. The Subadviser shall not be responsible for the preparation or filing of any reports required of the Funds by any governmental or regulatory agency, except as expressly agreed to in writing.

(h) The Subadviser agrees: (i) to maintain a written code of ethics (the “Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Funds in advance of the approval of this Agreement, and (ii) to institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement.

(i) The Subadviser agrees: (i) to maintain policies and procedures in accordance with Rule 206(4)-7 under the Advisers Act and Rule 38a-1 under the 1940 Act, and (ii) to promptly make available such policies and procedures and other materials reasonably requested from time to time by the agents of the Funds and the Adviser (including but not limited to, the Chief Compliance Officer of each entity).

2. Portfolio Transactions. (a) The Subadviser is responsible for decisions, and is hereby authorized, to buy or sell securities and other investments for the Funds, to select broker-dealers and futures commission merchants to execute such purchases or sales, and to negotiate brokerage commissions and futures commission merchants’ rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants in such a manner and on such terms as may, in the Subadviser’s best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider factors relevant to execution quality such as price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of trades involving blocks of securities, the firm’s risk in positioning a block of securities. Subject to such policies as the Trustees may determine that are consistent with Section 28(e) of the 1934 Act, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser’s having caused the Funds to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to the Funds and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Funds and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for the Funds. The Subadviser will promptly communicate to the Adviser and (through the Adviser) to the officers and the Trustees of the Funds such information relating to portfolio transactions as they may reasonably request, including but not limited to, any reports prepared by independent third parties relating to the execution costs of such transactions if such reports exist. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Funds with contemporaneous purchase or sell orders for other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates’ fiduciary obligations to the Funds and to such other clients. The Adviser and the Funds hereby acknowledge that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

(b) The Subadviser is prohibited from consulting with another subadviser who is providing investment advice to the Funds concerning transactions for the Funds in securities or other assets. The Subadviser will provide investment advice solely with respect to the Managed Assets.

3. Compensation of the Subadviser. The Subadviser shall not be entitled to receive any payment from the Funds and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. The Subadviser’s fee shall be paid by the Adviser without regard to any reduction in the fees paid by the Funds to the Adviser under its Advisory Agreement as a result of any statutory or regulatory limitation on investment company expenses or voluntary fee reduction assumed by the Adviser. As full compensation to the Subadviser for the services rendered under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rate set forth in Schedule A hereto with respect to the portion of the assets managed by the Subadviser for the Funds listed thereon. Such fee shall be calculated by the Funds’ custodian and accrued daily, and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior day’s net assets in order to calculate the daily accrual). If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

4. Certain Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the investments held by the portion of the Funds that is managed by Subadviser and that are required to be maintained by a subadviser to the Funds pursuant to the requirements of Rule 31a-1 under that 1940 Act. Copies of any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Subadviser on behalf of the Funds will be provided promptly to the Funds or the Adviser on request.

The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Funds’ auditors, the Funds or any representative of the Funds, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Funds.

The Subadviser agrees that all such maintained records are the property of the Funds, and agrees to surrender such records promptly to the Funds at the request of the Funds or the Adviser. In the event of termination of this Agreement, such records shall be promptly returned to the Funds or the Adviser. The Subadviser may, however, retain copies of such records at its own cost.

5. Status of the Subadviser. The services of the Subadviser to the Adviser and the Funds are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. The Subadviser shall be deemed to be an independent contractor and shall, except as authorized by this Agreement or as otherwise expressly provided or authorized, have no authority to act for or represent the Funds in any way or otherwise be deemed an agent of the Funds.

6. Advertising. Subadviser shall not publicly distribute any sales or advertising materials related to the Funds unless such material has been received and approved by the Adviser. Notwithstanding the foregoing, while this Agreement is in effect, Subadviser may include the Adviser’s and Funds’ names in its “client list” used in promotional materials with prior written consent of the Adviser and/or Funds, which shall not be unreasonably withheld.

7. Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for the Funds’ securities to the Adviser. So long as proxy voting authority for the Funds has been delegated to the Adviser, the Subadviser is hereby delegated the authority with respect to those securities that are specifically part of the Subadviser’s Managed Assets.

8. Reports. The Funds, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Funds as each may reasonably request.

9. Reference to the Subadviser. Neither the Funds nor the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior written approval of the Subadviser, which shall not be unreasonably withheld.

10. Liability of the Subadviser. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Subadviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser), the Subadviser shall not be subject to liability to the Adviser, its officers, directors, agents, employees, controlling persons or shareholders or to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent otherwise provided in the 1940 Act.

(b) The Subadviser agrees to indemnify and hold harmless the the Funds or the Adviser and its affiliates and each of its directors and officers and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Funds or the Adviser or its affiliates or such directors, officers or controlling person may become subject under the 1933 Act, under other statutes, at common law or otherwise, which are caused by Subadviser’s disabling conduct; provided, however, that in no case is the Subadviser’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

(c) The Subadviser shall not be liable to the Adviser, its officers, directors, agents, employees, controlling persons or shareholders or to the Funds or its shareholders for (i) any acts of the Adviser or any other subadviser to the Funds with respect to the portion of the assets of the Funds not managed by Subadviser and (ii) acts of the Subadviser which result from or are based upon acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by Adviser or any other subadviser to a Fund, which records are not also maintained by the Subadviser or, to the extent such records relate to the portion of the assets managed by the Subadviser, otherwise available to the Subadviser upon reasonable request. The Adviser and Subadviser each agree that the Subadviser shall manage the Managed Assets as if it was a separate operating portfolio and shall comply with subsections (a) and (b) of Section 1 of this Agreement (including, but not limited to, the investment objectives, policies and restrictions applicable to the Funds and qualifications of the Funds as a regulated investment company under the Code) only with respect to the Managed Assets.

11. Confidentiality. The Subadviser will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Funds or to otherwise perform services as a Subadviser, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the Subadviser shall disclose such non-public information only as discussed above, or if the Adviser or the Board of Trustees of the Funds has authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by the Subadviser or has been disclosed, directly or indirectly, by the Adviser or the Funds to others becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the Subadviser in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the Subadviser may, in conformity with applicable law, disclose the total return earned by the portion of the assets of the Funds managed by the Subadviser and may include such total return in the calculation of composite performance information.

12. Term of the Agreement. This Agreement shall continue in full force and effect with respect to a Fund until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of a Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of a Fund or by vote of a majority of the outstanding voting securities of a Fund.

With respect to a Fund, this Agreement may be terminated at any time, without payment of a penalty by a Fund, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Fund, voting separately from any other Fund, or by the Adviser, on not less than 30 nor more than 60 days’ written notice to the Subadviser. This Agreement may be terminated by the Subadviser at any time, with respect to both the Adviser and a Fund, without the payment of any penalty, on at least 90 days’ written notice to the Adviser and a Fund. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined by the 1940 Act).

This Agreement will also automatically terminate, without the payment of any penalty, in the event that the Advisory Agreements by and between the Funds and the Adviser are terminated.

13. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

14. Amendments. No modification of any provision of this Agreement shall be valid unless in writing signed by all parties hereto and in conformity with the requirements of the 1940 Act.

15. Governing Law. This Agreement shall be construed in accordance with the laws of the Delaware without regard to the conflicts provisions thereof, and the applicable provisions of the 1940 Act. To the extent the applicable laws of the Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

16. Notices. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, or by any means of overnight delivery that provides evidence of delivery, addressed as follows:

Subadviser:	Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563
Attention: Maryann Bianchini

Adviser:	Dividend Capital Investments, LLC
518 Seventeenth Street
Suite 1200
Denver, CO 80202
Attention: President

Funds:	Dividend Capital Realty Income Allocation Fund
Dividend Capital Global Realty Exposure Fund
518 Seventeenth Street Suite 1200 Denver, CO 80202
Attention: President

17. Survival. All representations and warranties made by the Subadviser, the Adviser, or the Funds in this Agreement will survive for the duration of the Agreement, and the parties to this Agreement agree to notify each other in writing immediately upon becoming aware, but in no event later than five (5) calendar days, after becoming aware that any of the foregoing representations or warranties are no longer true. In addition, Sections 4, 10, and 11 shall survive the termination of this Agreement.

18. Paragraph Headings. The headings of paragraphs contained in this Agreement are provided for convenience only. They form no part of this Agreement and shall not affect its construction.

19. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

Dividend Capital Realty Income Allocation Fund

By:	/S/ JEFFREY W. TAYLOR
Name:	Jeffrey W. Taylor
Title:	VP and Treasurer

Dividend Capital Global Realty Exposure Fund

By:	/S/ JEFFREY W. TAYLOR
Name:	Jeffrey W. Taylor
Title:	VP and Treasurer

Dividend Capital Investments, LLC

/S/ DAVE AGOSTINE
Name:	Dave Agostine
Title:	President

Calamos Advisors LLC

By:	/S/ JOHN P. CALAMOS SR.
Name:	John P. Calamos Sr.
Title:	Chairman, CEO/CIO

SCHEDULE A

Fee Rate (as a percentage of the average daily market value of the portion of the Assets of the Fund the Subadviser manages for the Fund)

Fund
Dividend Capital Realty Income Allocation Fund	0.50%
Dividend Capital Global Realty Exposure Fund	0.50%

Appendix G

Form of Duff & Phelps Agreement

FORM OF

[VIRTUS TOTAL RETURN FUND]

SUBADVISORY AGREEMENT

                     , 2011

Duff & Phelps Investment Management Co.

200 South Wacker Drive

Suite 500

Chicago, IL 60606

RE:    Subadvisory Agreement

Ladies and Gentlemen:

Virtus Total Return Fund (the “Fund”) is a closed-end investment company registered under the Investment Company Act of 1940, as amended (the “Act”), and is subject to the rules and regulations promulgated thereunder.

Virtus Investment Advisers, Inc. (the “Adviser”) evaluates and recommends advisers for the Fund and is responsible for the day-to-day management of the Fund.

1.	Employment as a Subadviser. The Adviser, being duly authorized, hereby employs Duff & Phelps Investment Management Co. (the “Subadviser”) as a discretionary adviser to invest and reinvest all or a portion of the assets designated by the Adviser in the case of Virtus Total Return Fund (the “Allocated Assets”) subject to any redesignation of Allocated Assets as the Adviser may from time to time furnish as set forth on Schedule F attached hereto on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities that do not conflict in any material manner with the Subadviser’s performance hereunder.

2.	Acceptance of Employment; Standard of Performance. The Subadviser accepts its employment as a discretionary adviser of the Allocated Assets and agrees to use its best professional judgment to make investment decisions for the Allocated Assets in accordance with the provisions of this Agreement and as set forth in Schedule D attached hereto and made a part hereof.

3.	Services of Subadviser. In providing management services to the Allocated Assets, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Fund as they apply to the Allocated Assets and as set forth in the Fund’s then current prospectus (“Prospectus”) and statement of additional information (“Statement of Additional Information”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Fund’s Registration Statement on Form N-2, as may be periodically amended and provided to the Subadviser by the Adviser, and to the investment restrictions set forth in the Act and the Rules thereunder, to the supervision and control of the Trustees of the Fund (the “Trustees”), and to instructions from the Adviser. The Subadviser shall not, without the Fund’s prior written approval, effect any transactions that would cause the Allocated Assets at the time of the transaction to be out of compliance with any of such restrictions or policies.

4.

Transaction Procedures. All purchase or sale transactions for the Allocated Assets shall be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Fund (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Fund all investment orders for the Allocated Assets placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the act, omissions or other conduct of the Custodian.

5.	Allocation of Brokerage. The Subadviser shall have authority and discretion to select brokers and dealers to execute Allocated Asset transactions initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

A.	In placing orders for the sale and purchase of Allocated Asset securities for the Fund, the Subadviser’s primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser’s overall responsibilities with respect to its clients, including the Fund, as to which the Subadviser exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

B.	The Subadviser may manage other portfolios and expects that the Fund and other portfolios the Subadviser manages will, from time to time, purchase or sell the same securities. The Subadviser may aggregate orders for the purchase or sale of securities comprising the Allocated Assets with orders on behalf of other portfolios the Subadviser manages. Securities purchased or proceeds of securities sold through aggregated orders, as well as expenses incurred in the transaction, shall be allocated to the account of each portfolio managed by the Subadviser that bought or sold such securities in a manner considered by the Subadviser to be equitable and consistent with the Subadviser’s fiduciary obligations in respect of the Fund and to such other accounts.

C.	The Subadviser shall not execute any transactions for the Allocated Assets with a broker or dealer that is an “affiliated person” (as defined in the Act) of the Fund, the Subadviser or the Adviser without the prior written approval of the Fund. The Fund shall provide the Subadviser with a list of brokers and dealers that are “affiliated persons” of the Fund or the Adviser.

D.	Consistent with its fiduciary obligations to the Fund in respect of the Allocated Assets and the requirements of best price and execution, the Subadviser may, under certain circumstances, arrange to have purchase and sale transactions effected directly between the Fund and another account managed by the Subadviser (“cross transactions”), provided that such transactions are carried out in accordance with applicable law or regulation and any applicable policies and procedures of the Fund. The Fund shall provide the Subadviser with applicable policies and procedures.

6.	Proxies.

A.

Unless the Adviser or the Fund gives the Subadviser written instructions to the contrary, the Subadviser, or a third party designee acting under the authority and supervision of the Subadviser, shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the Allocated Assets. Unless the Adviser or the Fund gives the Subadviser written instructions to the contrary, the Subadviser will, in compliance with the proxy voting procedures of the Allocated Assets then in effect, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of the Allocated Assets may be invested. The Adviser shall cause the Custodian to forward promptly to the Subadviser all proxies upon receipt, so as to afford the Subadviser a reasonable amount of time in which to determine how to vote such proxies. The Subadviser agrees to provide the Adviser in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Fund to file Form N-PX as required by Rule 30b1-4 under the Act.

B.	The Subadviser is authorized to deal with reorganizations, exchange offers and other voluntary corporate actions with respect to securities held in the Allocated Assets in such manner as the Subadviser deems advisable, unless the Fund or the Adviser otherwise specifically directs in writing. With the Adviser’s approval, the Subadviser shall also have the authority to: (i) identify, evaluate and pursue legal claims, including commencing or defending suits, affecting the securities held at any time in the Fund, including claims in bankruptcy, class action securities litigation and other litigation; (ii) participate in such litigation or related proceedings with respect to such securities as the Subadviser deems appropriate to preserve or enhance the value of the Fund, including filing proofs of claim and related documents and serving as “lead plaintiff” in class action lawsuits; (iii) exercise generally any of the powers of an owner with respect to the supervision and management of such rights or claims, including the settlement, compromise or submission to arbitration of any claims, the exercise of which the Subadviser deems to be in the best interest of the Fund or required by applicable law, including ERISA, and (iv) employ suitable agents, including legal counsel, and to pay their reasonable fees, expenses and related costs from the Fund.

7.	Advertising. The Subadviser shall not publicly distribute any sales or advertising materials related to the Fund unless such material has been received and approved by the Adviser. Notwithstanding the foregoing, while this Agreement is in effect, the Subadviser may include the Adviser’s and Fund’s name in its “client list” used in promotional materials with prior written consent of the Adviser and/or Fund, which shall not be unreasonably withheld.

8.	Prohibited Conduct. In providing the services described in this Agreement, the Subadviser’s responsibility regarding investment advice hereunder is limited to the Allocated Assets, and the Subadviser will not consult with any other investment advisory firm that provides investment advisory services to the Fund or any other investment company sponsored by Virtus Investment Partners, Inc. regarding transactions for the Allocated Assets in securities or other assets. The Fund shall provide the Subadviser with a list of investment companies sponsored by Virtus Investment Partners, Inc. and the Subadviser shall be in breach of the foregoing provision only if the investment company is included in such a list provided to the Subadviser prior to such prohibited action. In addition, the Subadviser shall not, without the prior written consent of the Fund and the Adviser, delegate any obligation assumed pursuant to this Agreement to any affiliated or unaffiliated third party.

9.	Information and Reports.

A.	The Subadviser shall keep the Fund and the Adviser informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Allocated Assets. In this regard, the Subadviser shall provide the Fund, the Adviser and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Adviser may from time to time reasonably request. In addition, prior to each meeting of the Trustees, the Subadviser shall provide the Adviser and the Trustees with reports regarding the Subadviser’s management of the Allocated Assets during the most recently completed quarter, which reports: (i) shall include Subadviser’s representation that its performance of its investment management duties hereunder is in compliance with the Fund’s investment objectives and practices, the Act and applicable rules and regulations under the Act, and the diversification and minimum “good income” requirements of Subchapter M under the Internal Revenue Code of 1986, as amended, and (ii) otherwise shall be in such form as may be mutually agreed upon by the Subadviser and the Adviser.

B.	Each of the Adviser and the Subadviser shall provide the other party with a list, to the best of the Adviser’s or the Subadviser’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Subadviser, as the case may be, and each of the Adviser and Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

C.	The Subadviser shall also provide the Adviser with any information reasonably requested by the Adviser regarding its management of the Allocated Assets required for any shareholder report, amended registration statement, or Prospectus supplement to be filed by the Fund with the SEC.

10.	Fees for Services. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Fund and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

11.	Limitation of Liability. Except as otherwise stated in this Agreement, the Subadviser shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have constituted a material breach of the investment objectives, policies and restrictions applicable to the Allocated Assets as defined in the Prospectus and Statement of Additional Information and that such acts or omissions shall not have resulted from the Subadviser’s willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties hereunder.

12.	Confidentiality. Subject to the duty of the Subadviser and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Subadviser and the Fund in respect thereof. Notwithstanding the foregoing, the Fund and the Adviser agree that the Subadviser may (i) disclose in marketing materials and similar communications that the Subadviser has been engaged to manage assets of the Fund pursuant to this Agreement, and (ii) include performance statistics regarding the Fund in composite performance statistics regarding one or more groups of Subadviser’s clients published or included in any of the foregoing communications, provided that the Subadviser does not identify any performance statistics as relating specifically to the Fund.

13.	Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Fund and the Adviser in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser.

14.	Representations, Warranties and Agreements of the Subadviser. The Subadviser represents, warrants and agrees that:

A.	It is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

B.	It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder including the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadviser agrees that such records are the property of the Fund, and shall be surrendered to the Fund or to the Adviser as agent of the Fund promptly upon request of either. The Fund acknowledges that Subadviser may retain copies of all records required to meet the record retention requirements imposed by law and regulation.

C.

It shall maintain a written code of ethics (the “Code of Ethics”) complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-l under the Act and shall provide the Fund and the Adviser with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Fund and to the Adviser that the Subadviser has complied with the requirements of Rules 204A-1 and 17j-l during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j-1(b), or that any persons covered under its Code of Ethics has divulged or acted upon any material, non-public information, as such term is defined under relevant securities laws, and if such a violation has occurred or the code of ethics of the Fund, or if such a violation of its Code of Ethics has occurred, that appropriate action was taken in response to such violation. Annually, the Subadviser shall furnish to the Fund and the Adviser a written report which complies with the requirements of Rule 17j-1 concerning the Subadviser’s Code of Ethics. The Subadviser shall permit the Fund and the Adviser to examine the reports required to be made by the Subadviser under Rules 204A-1(b) and 17j-l(d)(1) and this subparagraph.

D.	It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadviser and its supervised persons, and, to the extent the activities of the Subadviser in respect of the Fund could affect the Fund, by the Fund, of “federal securities laws” (as defined in Rule 38a-1 under the Act), and that the Subadviser has provided the Fund with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by the Fund and/or the Adviser. The Subadviser agrees to cooperate with periodic reviews by the Fund’s and/or the Adviser’s compliance personnel of the Subadviser’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Fund and/or the Adviser from time to time such additional information and certifications in respect of the Subadviser’s policies and procedures, compliance by the Subadviser with federal securities laws and related matters as the Fund’s and/or the Adviser’s compliance personnel may reasonably request. The Subadviser agrees to promptly notify the Adviser of any compliance violations which affect the Allocated Assets.

E.	The Subadviser will immediately notify the Fund and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9 of the Act or otherwise. The Subadviser will also immediately notify the Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund.

15.	No Personal Liability. Reference is hereby made to the Certificate of Trust establishing the Fund, a copy of which has been filed with the Secretary of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed with the Secretary of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name “Virtus Total Return Fund” refers to the Trustees under the Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability in connection with the affairs of the Fund; only the trust estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate.

16.	Entire Agreement; Amendment. This Agreement, together with the Schedules attached hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or oral agreements pertaining to the subject matter of this Agreement. This Agreement may be amended at any time, but only by written agreement among the Subadviser, the Adviser and the Fund, which amendment, other than amendments to Schedules A, B, D, E and F, is subject to the approval of the Trustees and the shareholders of the Fund as and to the extent required by the Act, subject to any applicable orders of exemption issued by the SEC.

17.	Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement, and shall continue in effect until . The Agreement shall continue from year to year thereafter only so long as its continuance has been specifically approved at least annually by the Trustees in accordance with Section 15(a) of the Act, and by the majority vote of the disinterested Trustees in accordance with the requirements of Section 15(c) thereof.

18.	Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a material breach of any provision thereof by a party so notified, or otherwise upon thirty (30) days’ written notice to the other parties, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

19.	Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware.

20.	Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

21.	Survival. All representations and warranties made by the Subadviser, the Adviser, or the Fund in this Agreement will survive for the duration of the Agreement, and the parties to this Agreement agree to notify each other in writing immediately upon becoming aware, but in no event later than five (5) calendar days, after becoming aware that any of the foregoing representations or warranties are no longer true. In addition, Sections 11, 12 and 14B shall survive the termination of this Agreement.

22.	Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(a)	To Virtus Investment Advisers, Inc. at:

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103

Attn:

Telephone:

Facsimile:

Email:

(b)	To the Subadviser at Duff & Phelps Management Co.:

Duff & Phelps Investment Management Co.

200 South Wacker Drive

Suite 500

Chicago, IL 60606

Attn:

Telephone:

Facsimile:

Email:

23.	Certifications. The Subadviser hereby warrants and represents that it will provide the requisite certifications reasonably requested by the chief executive officer and chief financial officer of the Fund necessary for those named officers to fulfill their reporting and certification obligations on Form N-CSR and Form N-Q as required under the Sarbanes-Oxley Act of 2002 to the extent that such reporting and certifications relate to the Subadviser’s duties and responsibilities under this Agreement. Subadviser shall provide a quarterly certification in a form substantially similar to that attached as Schedule E.

24.	Indemnification. The Adviser agrees to indemnify and hold harmless the Subadviser and the Subadviser’s directors, officers, employees and agents from and against any and all losses, liabilities, claims, damages, and expenses whatsoever, including reasonable attorneys’ fees (collectively, “Losses”), arising out of or relating to (i) any breach by the Adviser of any provision of this Agreement; (ii) the negligence, willful misconduct, bad faith, or breach of fiduciary duty of the Adviser; (iii) any violation by the Adviser of any law or regulation relating to its activities under this Agreement; and (iv) any dispute between the Adviser and any Fund shareholder, except to the extent that such Losses result from the gross negligence, willful misconduct, bad faith of the Subadviser or the Subadviser’s reckless disregard of its obligations and duties hereunder.

25.	Receipt of Disclosure Document. The Fund and the Adviser acknowledge receipt, prior to or at the time of entering into this Agreement, of a copy of Part II of the Subadviser’s Form ADV containing certain information concerning the Subadviser and the nature of its business.

26.	Counterparts; Fax Signatures. This Agreement may be executed in any number of counterparts (including executed counterparts delivered and exchanged by facsimile transmission) with the same effect as if all signing parties had originally signed the same document, and all counterparts shall be construed together and shall constitute the same instrument. For all purposes, signatures delivered and exchanged by facsimile transmission shall be binding and effective to the same extent as original signatures.

[signature page follows]

VIRTUS TOTAL RETURN FUND

By:
Name:
Title:

VIRTUS INVESTMENT ADVISERS, INC.

By:
Name:
Title:

ACCEPTED:

Duff & Phelps Investment Management Co.

By:
Name:
Title:

SCHEDULES:	A.	Operational Procedures
B. Record Keeping Requirements
C. Fee Schedule
D. Subadviser Functions
E. Form of Sub-Certification
F. Allocated Assets

SCHEDULE A

OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied by Subadviser to The Bank of New York Mellon (the “Custodian”) and PNC Global Investment Servicing (U.S.) Inc., (the “Sub-Accounting Agent”) for the Fund.

The Subadviser must furnish the Custodian and the Sub-Accounting Agent with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 5 p.m. (Eastern Time) on the day of the trade each day the Fund is open for business. (Subadviser will be responsible for reimbursement to the Fund for any loss caused by the Subadviser’s failure to comply.) The necessary information can be sent via facsimile machine to the Custodian and the Sub-Accounting Agent. Information provided to the Custodian and the Sub-Accounting Agent shall include the following:

1.	Purchase or sale;

2.	Security name;

3.	CUSIP number, ISIN or Sedols (as applicable);

4.	Number of shares and sales price per share or aggregate principal amount;

5.	Executing broker;

6.	Settlement agent;

7.	Trade date;

8.	Settlement date;

9.	Aggregate commission or if a net trade;

10.	Interest purchased or sold from interest bearing security;

11.	Other fees;

12.	Net proceeds of the transaction;

13.	Exchange where trade was executed;

14.	Identified tax lot (if applicable); and

15.	Trade commission reason: best execution, soft dollar or research.

When opening accounts with brokers for, and in the name of, the Fund, the account must be a cash account. No margin accounts are to be maintained in the name of the Fund. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadviser daily with a cash availability report via access to the Custodian website, or by email or by facsimile and the Sub-Accounting Agent will provide a five-day cash projection. This will normally be done by email or, if email is unavailable, by another form of immediate written communication, so that the Subadviser will know the amount available for investment purposes.

SCHEDULE B

RECORDS TO BE MAINTAINED BY THE SUBADVISER

1.	(Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other series purchases and sales, given by the Subadviser on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.	The name of the broker;

B.	The terms and conditions of the order and of any modifications or cancellations thereof;

C.	The time of entry or cancellation;

D.	The price at which executed;

E.	The time of receipt of a report of execution; and

F.	The name of the person who placed the order on behalf of the Fund.

2.	(Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of series securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.	Shall include the consideration given to:

(i)	The sale of shares of the Fund by brokers or dealers.

(ii)	The supplying of services or benefits by brokers or dealers to:

(a)	The Fund,

(b)	The Adviser,

(c)	The Subadviser, and

(d)	Any person other than the foregoing.

(iii)	Any other consideration other than the technical qualifications of the brokers and dealers as such.

B.	Shall show the nature of the services or benefits made available.

C.	Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

D.	Shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3.	(Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

4.	(Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Advisers Act, to the extent such records are necessary or appropriate to record the Subadviser’s transactions for the Fund.

5.	Records as necessary under Board-approved policies and procedures, including without limitation those related to valuation determinations.

*	Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendations, i.e., buy, sell, hold) or any internal reports or subadviser review.

SCHEDULE C

SUBADVISORY FEE

(a) For services provided to the Fund, the Adviser will pay to the Subadviser a fee, payable in arrears, at the annual rate stated below. The fee shall be prorated for any month during which this Agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of Allocated Assets the Subadviser manages for the Fund shall be valued as set forth in the then current registration statement of the Fund.

(b) The fee to be paid to the Subadviser is to be 0.465% of the average daily equity assets (including leverage) of the Virtus Total Return Fund.

SCHEDULE D

SUBADVISER FUNCTIONS

With respect to managing the investment and reinvestment of the Allocated Assets, the Subadviser shall provide, at its own expense:

(a)	An investment program for the Allocated Assets consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Trustees and the Adviser in paragraph 3 of this Subadvisory Agreement;

(b)	Periodic reports, on at least a quarterly basis, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Fund’s code of ethics; ii) compliance with procedures adopted from time to time by the Trustees of the Fund relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of the Fund’s assets in accordance with the then prevailing Prospectus and Statement of Additional Information pertaining to the Fund and governing laws; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered “illiquid” for the purposes of complying with the Funds’ limitation on acquisition of illiquid securities; v) any and all other reports reasonably requested in accordance with or described in this Agreement; and vi) the implementation of the Fund’s investment program, including, without limitation, analysis of Fund’s performance;

(c)	Promptly after filing with the SEC an amendment to its Form ADV, a copy of such amendment to the Adviser and the Trustees;

(d)	Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Trustees at such time(s) and location(s) as reasonably requested by the Adviser or Trustees; and

(e)	Notice to the Trustees and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(f)	Provide reasonable assistance in the valuation of securities including the participation of appropriate representatives at fair valuation committee meetings.

SCHEDULE E

FORM OF SUB-CERTIFICATION

To:

Re:     Subadviser’s Form N-CSR and Form N-Q Certification for the [Name of the Fund].

From: [Name of Subadviser]

Representations in support of Investment Company Act Rule 30a-2 certifications of Form N-CSR and Form N-Q.

[Name of the Fund].

In connection with your certification responsibility under Rule 30a-2 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented in the schedule of investments for the period ended [Date of Reporting Period] (the “Report”) which forms part of the N-CSR or N-Q, as applicable, for the Fund.

Schedule of Investments

Our organization has designed, implemented and maintained internal controls and procedures, designed for the purpose of ensuring the accuracy and completeness of relevant portfolio trade data transmitted to those responsible for the preparation of the Schedule of Investments. As of the date of this certification there have been no material modifications to these internal controls and procedures.

In addition, our organization has:

a.	Designed such internal controls and procedures to ensure that material information is made known to the appropriate groups responsible for servicing the above-mentioned mutual fund.

b.	Evaluated the effectiveness of our internal controls and procedures, as of a date within 90 days prior to the date of this certification and we have concluded that such controls and procedures are effective.

c.	In addition, to the best of my knowledge there has been no fraud, whether or not material, that involves our organization’s management or other employees who have a significant role in our organization’s control and procedures as they relate to our duties as subadviser to the Fund.

I have read the draft of the Report which I understand to be current as of [Date of Reporting Period] and based on my knowledge, such draft of the Report does not, with respect to the Fund, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information contained therein, in light of the circumstances under which such information is presented, not misleading with respect to the period covered by such draft Report.

I have disclosed, based on my most recent evaluation, to the Fund’s Chief Accounting Officer:

a.	All significant changes, deficiencies and material weakness, if any, in the design or operation of the Subadviser’s internal controls and procedures which could adversely affect the Registrant’s ability to record, process, summarize and report financial data with respect to the Fund in a timely fashion;

b.	Any fraud, whether or not material, that involves the Subadviser’s management or other employees who have a significant role in the Subadviser’s internal controls and procedures for financial reporting.

I certify that to the best of my knowledge:

a.	The Subadviser’s Portfolio Manager(s) has/have complied with the restrictions and reporting requirements of the Code of Ethics (the “Code”). The term Portfolio Manager is as defined in the Code.

b.	The Subadviser has complied with the Prospectus and Statement of Additional Information of the Fund and the Policies and Procedures of the Fund as adopted by the Fund’s Trustees.

c.	I have no knowledge of any compliance violations except as disclosed in writing to the Virtus Compliance Department by me or by the Subadviser’s compliance administrator.

d.	The Subadviser has complied with the rules and regulations of the 33 Act and 40 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the Subadviser with respect to the Fund as outlined above.

This certification relates solely to the Fund named above and may not be relied upon by any other fund or entity.

The Subadviser does not maintain the official books and records of the above Fund. The Subadviser’s records are based on its own portfolio management system, a record-keeping system that is not intended to serve as the Fund’s official accounting system. The Subadviser is not responsible for the preparation of the Report.

[Name of Subadviser]	Date
[Name of Authorized Signer]
[Title of Authorized Signer]

SCHEDULE F

ALLOCATED ASSETS

Virtus Total Return Fund — equity assets only

Appendix H

Form of Newfleet Agreement

FORM OF

[VIRTUS TOTAL RETURN FUND]

SUBADVISORY AGREEMENT

                    , 2011

Newfleet Asset Management, LLC

100 Pearl Street, 9th Floor

Hartford, CT 06103

RE:    Subadvisory Agreement

Ladies and Gentlemen:

Virtus Total Return Fund (the “Fund”) is a closed-end investment company registered under the Investment Company Act of 1940, as amended (the “Act”), and is subject to the rules and regulations promulgated thereunder.

Virtus Investment Advisers, Inc. (the “Adviser”) evaluates and recommends advisers for the Fund and is responsible for the day-to-day management of the Fund.

1.	Employment as a Subadviser. The Adviser, being duly authorized, hereby employs Newfleet Asset Management, LLC (the “Subadviser”) as a discretionary adviser to invest and reinvest all or a portion of the assets designated by the Adviser in the case of Virtus Total Return Fund (the “Allocated Assets”) subject to any redesignation of Allocated Assets as the Adviser may from time to time furnish as set forth on Schedule F attached hereto on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities that do not conflict in any material manner with the Subadviser’s performance hereunder.

2.	Acceptance of Employment; Standard of Performance. The Subadviser accepts its employment as a discretionary adviser of the Allocated Assets and agrees to use its best professional judgment to make investment decisions for the Allocated Assets in accordance with the provisions of this Agreement and as set forth in Schedule D attached hereto and made a part hereof.

3.	Services of Subadviser. In providing management services to the Allocated Assets, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Fund as they apply to the Allocated Assets and as set forth in the Fund’s then current prospectus (“Prospectus”) and statement of additional information (“Statement of Additional Information”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Fund’s Registration Statement on Form N-2, as may be periodically amended and provided to the Subadviser by the Adviser, and to the investment restrictions set forth in the Act and the Rules thereunder, to the supervision and control of the Trustees of the Fund (the “Trustees”), and to instructions from the Adviser. The Subadviser shall not, without the Fund’s prior written approval, effect any transactions that would cause the Allocated Assets at the time of the transaction to be out of compliance with any of such restrictions or policies.

4.

Transaction Procedures. All purchase or sale transactions for the Allocated Assets shall be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Fund (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Fund all investment orders for the Allocated Assets placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the act, omissions or other conduct of the Custodian.

5.	Allocation of Brokerage. The Subadviser shall have authority and discretion to select brokers and dealers to execute Allocated Asset transactions initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

A.	In placing orders for the sale and purchase of Allocated Asset securities for the Fund, the Subadviser’s primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser’s overall responsibilities with respect to its clients, including the Fund, as to which the Subadviser exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

B.	The Subadviser may manage other portfolios and expects that the Fund and other portfolios the Subadviser manages will, from time to time, purchase or sell the same securities. The Subadviser may aggregate orders for the purchase or sale of securities comprising the Allocated Assets with orders on behalf of other portfolios the Subadviser manages. Securities purchased or proceeds of securities sold through aggregated orders, as well as expenses incurred in the transaction, shall be allocated to the account of each portfolio managed by the Subadviser that bought or sold such securities in a manner considered by the Subadviser to be equitable and consistent with the Subadviser’s fiduciary obligations in respect of the Fund and to such other accounts.

C.	The Subadviser shall not execute any transactions for the Allocated Assets with a broker or dealer that is an “affiliated person” (as defined in the Act) of the Fund, the Subadviser or the Adviser without the prior written approval of the Fund. The Fund shall provide the Subadviser with a list of brokers and dealers that are “affiliated persons” of the Fund or the Adviser.

D.	Consistent with its fiduciary obligations to the Fund in respect of the Allocated Assets and the requirements of best price and execution, the Subadviser may, under certain circumstances, arrange to have purchase and sale transactions effected directly between the Fund and another account managed by the Subadviser (“cross transactions”), provided that such transactions are carried out in accordance with applicable law or regulation and any applicable policies and procedures of the Fund. The Fund shall provide the Subadviser with applicable policies and procedures.

6.	Proxies.

A.	Unless the Adviser or the Fund gives the Subadviser written instructions to the contrary, the Subadviser, or a third party designee acting under the authority and supervision of the Subadviser, shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the Allocated Assets. Unless the Adviser or the Fund gives the Subadviser written instructions to the contrary, the Subadviser will, in compliance with the proxy voting procedures of the Allocated Assets then in effect, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of the Allocated Assets may be invested. The Adviser shall cause the Custodian to forward promptly to the Subadviser all proxies upon receipt, so as to afford the Subadviser a reasonable amount of time in which to determine how to vote such proxies. The Subadviser agrees to provide the Adviser in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Fund to file Form N-PX as required by Rule 30b1-4 under the Act.

B.	The Subadviser is authorized to deal with reorganizations, exchange offers and other voluntary corporate actions with respect to securities held in the Allocated Assets in such manner as the Subadviser deems advisable, unless the Fund or the Adviser otherwise specifically directs in writing. With the Adviser’s approval, the Subadviser shall also have the authority to: (i) identify, evaluate and pursue legal claims, including commencing or defending suits, affecting the securities held at any time in the Fund, including claims in bankruptcy, class action securities litigation and other litigation; (ii) participate in such litigation or related proceedings with respect to such securities as the Subadviser deems appropriate to preserve or enhance the value of the Fund, including filing proofs of claim and related documents and serving as “lead plaintiff” in class action lawsuits; (iii) exercise generally any of the powers of an owner with respect to the supervision and management of such rights or claims, including the settlement, compromise or submission to arbitration of any claims, the exercise of which the Subadviser deems to be in the best interest of the Fund or required by applicable law, including ERISA, and (iv) employ suitable agents, including legal counsel, and to pay their reasonable fees, expenses and related costs from the Fund.

7.	Advertising. The Subadviser shall not publicly distribute any sales or advertising materials related to the Fund unless such material has been received and approved by the Adviser. Notwithstanding the foregoing, while this Agreement is in effect, the Subadviser may include the Adviser’s and Fund’s name in its “client list” used in promotional materials with prior written consent of the Adviser and/or Fund, which shall not be unreasonably withheld.

8.	Prohibited Conduct. In providing the services described in this Agreement, the Subadviser’s responsibility regarding investment advice hereunder is limited to the Allocated Assets, and the Subadviser will not consult with any other investment advisory firm that provides investment advisory services to the Fund or any other investment company sponsored by Virtus Investment Partners, Inc. regarding transactions for the Allocated Assets in securities or other assets. The Fund shall provide the Subadviser with a list of investment companies sponsored by Virtus Investment Partners, Inc. and the Subadviser shall be in breach of the foregoing provision only if the investment company is included in such a list provided to the Subadviser prior to such prohibited action. In addition, the Subadviser shall not, without the prior written consent of the Fund and the Adviser, delegate any obligation assumed pursuant to this Agreement to any affiliated or unaffiliated third party.

9.	Information and Reports.

A.	The Subadviser shall keep the Fund and the Adviser informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Allocated Assets. In this regard, the Subadviser shall provide the Fund, the Adviser and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Adviser may from time to time reasonably request. In addition, prior to each meeting of the Trustees, the Subadviser shall provide the Adviser and the Trustees with reports regarding the Subadviser’s management of the Allocated Assets during the most recently completed quarter, which reports: (i) shall include Subadviser’s representation that its performance of its investment management duties hereunder is in compliance with the Fund’s investment objectives and practices, the Act and applicable rules and regulations under the Act, and the diversification and minimum “good income” requirements of Subchapter M under the Internal Revenue Code of 1986, as amended, and (ii) otherwise shall be in such form as may be mutually agreed upon by the Subadviser and the Adviser.

B.	Each of the Adviser and the Subadviser shall provide the other party with a list, to the best of the Adviser’s or the Subadviser’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Subadviser, as the case may be, and each of the Adviser and Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

C.	The Subadviser shall also provide the Adviser with any information reasonably requested by the Adviser regarding its management of the Allocated Assets required for any shareholder report, amended registration statement, or Prospectus supplement to be filed by the Fund with the SEC.

10.	Fees for Services. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Fund and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

11.	Limitation of Liability. Except as otherwise stated in this Agreement, the Subadviser shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have constituted a material breach of the investment objectives, policies and restrictions applicable to the Allocated Assets as defined in the Prospectus and Statement of Additional Information and that such acts or omissions shall not have resulted from the Subadviser’s willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties hereunder.

12.	Confidentiality. Subject to the duty of the Subadviser and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Subadviser and the Fund in respect thereof. Notwithstanding the foregoing, the Fund and the Adviser agree that the Subadviser may (i) disclose in marketing materials and similar communications that the Subadviser has been engaged to manage assets of the Fund pursuant to this Agreement, and (ii) include performance statistics regarding the Fund in composite performance statistics regarding one or more groups of Subadviser’s clients published or included in any of the foregoing communications, provided that the Subadviser does not identify any performance statistics as relating specifically to the Fund.

13.	Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Fund and the Adviser in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser.

14.	Representations, Warranties and Agreements of the Subadviser. The Subadviser represents, warrants and agrees that:

A.	It is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

B.	It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder including the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadviser agrees that such records are the property of the Fund, and shall be surrendered to the Fund or to the Adviser as agent of the Fund promptly upon request of either. The Fund acknowledges that Subadviser may retain copies of all records required to meet the record retention requirements imposed by law and regulation.

C.

It shall maintain a written code of ethics (the “Code of Ethics”) complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-l under the Act and shall provide the Fund and the Adviser with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Fund and to the Adviser that the Subadviser has complied with the requirements of Rules 204A-1 and 17j-l during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j-1(b), or that any persons covered under its Code of Ethics has divulged or acted upon any material, non-public information, as such term is defined under relevant securities laws, and if such a violation has occurred or the code of ethics of the Fund, or if such a violation of its Code of Ethics has occurred, that appropriate action was taken in response to such violation. Annually, the Subadviser shall furnish to the Fund and the Adviser a written report which complies with the requirements of Rule 17j-1 concerning the Subadviser’s Code of Ethics. The Subadviser shall permit the Fund and the Adviser to examine the reports required to be made by the Subadviser under Rules 204A-1(b) and 17j-l(d)(1) and this subparagraph.

D.	It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadviser and its supervised persons, and, to the extent the activities of the Subadviser in respect of the Fund could affect the Fund, by the Fund, of “federal securities laws” (as defined in Rule 38a-1 under the Act), and that the Subadviser has provided the Fund with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by the Fund and/or the Adviser. The Subadviser agrees to cooperate with periodic reviews by the Fund’s and/or the Adviser’s compliance personnel of the Subadviser’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Fund and/or the Adviser from time to time such additional information and certifications in respect of the Subadviser’s policies and procedures, compliance by the Subadviser with federal securities laws and related matters as the Fund’s and/or the Adviser’s compliance personnel may reasonably request. The Subadviser agrees to promptly notify the Adviser of any compliance violations which affect the Allocated Assets.

E.	The Subadviser will immediately notify the Fund and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9 of the Act or otherwise. The Subadviser will also immediately notify the Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund.

15.	No Personal Liability. Reference is hereby made to the Certificate of Trust establishing the Fund, a copy of which has been filed with the Secretary of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed with the Secretary of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name “Virtus Total Return Fund” refers to the Trustees under the Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability in connection with the affairs of the Fund; only the trust estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate.

16.	Entire Agreement; Amendment. This Agreement, together with the Schedules attached hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or oral agreements pertaining to the subject matter of this Agreement. This Agreement may be amended at any time, but only by written agreement among the Subadviser, the Adviser and the Fund, which amendment, other than amendments to Schedules A, B, D, E and F, is subject to the approval of the Trustees and the shareholders of the Fund as and to the extent required by the Act, subject to any applicable orders of exemption issued by the SEC.

17.	Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement, and shall continue in effect until . The Agreement shall continue from year to year thereafter only so long as its continuance has been specifically approved at least annually by the Trustees in accordance with Section 15(a) of the Act, and by the majority vote of the disinterested Trustees in accordance with the requirements of Section 15(c) thereof.

18.	Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a material breach of any provision thereof by a party so notified, or otherwise upon thirty (30) days’ written notice to the other parties, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

19.	Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware.

20.	Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

21.	Survival. All representations and warranties made by the Subadviser, the Adviser, or the Fund in this Agreement will survive for the duration of the Agreement, and the parties to this Agreement agree to notify each other in writing immediately upon becoming aware, but in no event later than five (5) calendar days, after becoming aware that any of the foregoing representations or warranties are no longer true. In addition, Sections 11, 12 and 14B shall survive the termination of this Agreement.

22.	Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(a)	To Virtus Investment Advisers, Inc. at:

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103

Attn:

Telephone:

Facsimile:

Email:

(b)	To the Subadviser at Newfleet Asset Management, LLC:

Newfleet Asset Management, LLC

100 Pearl Street, 9th Floor

Hartford, CT 06103

Attn:

Telephone:

Facsimile:

Email:

23.	Certifications. The Subadviser hereby warrants and represents that it will provide the requisite certifications reasonably requested by the chief executive officer and chief financial officer of the Fund necessary for those named officers to fulfill their reporting and certification obligations on Form N-CSR and Form N-Q as required under the Sarbanes-Oxley Act of 2002 to the extent that such reporting and certifications relate to the Subadviser’s duties and responsibilities under this Agreement. Subadviser shall provide a quarterly certification in a form substantially similar to that attached as Schedule E.

24.

Indemnification. The Adviser agrees to indemnify and hold harmless the Subadviser and the Subadviser’s directors, officers, employees and agents from and against any and all losses, liabilities, claims, damages, and expenses whatsoever, including reasonable attorneys’ fees (collectively, “Losses”), arising out of or relating to (i) any breach by the Adviser of any provision of this Agreement; (ii) the negligence, willful misconduct, bad faith, or breach of fiduciary duty of the Adviser; (iii) any violation by the Adviser of any law or regulation relating to its activities under this Agreement; and (iv) any dispute between the Adviser and any Fund shareholder, except to the extent that such Losses result from the gross negligence, willful misconduct, bad faith of the Subadviser or the Subadviser’s reckless disregard of its obligations and duties hereunder.

25.	Receipt of Disclosure Document. The Fund and the Adviser acknowledge receipt, prior to or at the time of entering into this Agreement, of a copy of Part II of the Subadviser’s Form ADV containing certain information concerning the Subadviser and the nature of its business.

26.	Counterparts; Fax Signatures. This Agreement may be executed in any number of counterparts (including executed counterparts delivered and exchanged by facsimile transmission) with the same effect as if all signing parties had originally signed the same document, and all counterparts shall be construed together and shall constitute the same instrument. For all purposes, signatures delivered and exchanged by facsimile transmission shall be binding and effective to the same extent as original signatures.

[signature page follows]

VIRTUS TOTAL RETURN FUND

By:
Name:
Title:

VIRTUS INVESTMENT ADVISERS, INC.

By:
Name:
Title:

ACCEPTED:

Newfleet Asset Management, LLC

By:
Name:
Title:

SCHEDULES: A.	Operational Procedures
B. Record Keeping Requirements
C. Fee Schedule
D. Subadviser Functions
E. Form of Sub-Certification
F. Allocated Assets

SCHEDULE A

OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied by Subadviser to The Bank of New York Mellon (the “Custodian”) and PNC Global Investment Servicing (U.S.) Inc., (the “Sub-Accounting Agent”) for the Fund.

The Subadviser must furnish the Custodian and the Sub-Accounting Agent with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 5 p.m. (Eastern Time) on the day of the trade each day the Fund is open for business. (Subadviser will be responsible for reimbursement to the Fund for any loss caused by the Subadviser’s failure to comply.) The necessary information can be sent via facsimile machine to the Custodian and the Sub-Accounting Agent. Information provided to the Custodian and the Sub-Accounting Agent shall include the following:

1.	Purchase or sale;

2.	Security name;

3.	CUSIP number, ISIN or Sedols (as applicable);

4.	Number of shares and sales price per share or aggregate principal amount;

5.	Executing broker;

6.	Settlement agent;

7.	Trade date;

8.	Settlement date;

9.	Aggregate commission or if a net trade;

10.	Interest purchased or sold from interest bearing security;

11.	Other fees;

12.	Net proceeds of the transaction;

13.	Exchange where trade was executed;

14.	Identified tax lot (if applicable); and

15.	Trade commission reason: best execution, soft dollar or research.

When opening accounts with brokers for, and in the name of, the Fund, the account must be a cash account. No margin accounts are to be maintained in the name of the Fund. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadviser daily with a cash availability report via access to the Custodian website, or by email or by facsimile and the Sub-Accounting Agent will provide a five-day cash projection. This will normally be done by email or, if email is unavailable, by another form of immediate written communication, so that the Subadviser will know the amount available for investment purposes.

SCHEDULE B

RECORDS TO BE MAINTAINED BY THE SUBADVISER

1.	(Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other series purchases and sales, given by the Subadviser on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.	The name of the broker;

B.	The terms and conditions of the order and of any modifications or cancellations thereof;

C.	The time of entry or cancellation;

D.	The price at which executed;

E.	The time of receipt of a report of execution; and

F.	The name of the person who placed the order on behalf of the Fund.

2.	(Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of series securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.	Shall include the consideration given to:

(i)	The sale of shares of the Fund by brokers or dealers.

(ii)	The supplying of services or benefits by brokers or dealers to:

(a)	The Fund,

(b)	The Adviser,

(c)	The Subadviser, and

(d)	Any person other than the foregoing.

(iii)	Any other consideration other than the technical qualifications of the brokers and dealers as such.

B.	Shall show the nature of the services or benefits made available.

C.	Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

D.	Shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3.	(Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

4.	(Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Advisers Act, to the extent such records are necessary or appropriate to record the Subadviser’s transactions for the Fund.

5.	Records as necessary under Board-approved policies and procedures, including without limitation those related to valuation determinations.

*	Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendations, i.e., buy, sell, hold) or any internal reports or subadviser review.

SCHEDULE C

SUBADVISORY FEE

(a) For services provided to the Fund, the Adviser will pay to the Subadviser a fee, payable in arrears, at the annual rate stated below. The fee shall be prorated for any month during which this Agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of Allocated Assets the Subadviser manages for the Fund shall be valued as set forth in the then current registration statement of the Fund.

(b) The fee to be paid to the Subadviser is to be 0.35% of the average daily fixed income assets (including leverage) of the Virtus Total Return Fund.

SCHEDULE D

SUBADVISER FUNCTIONS

With respect to managing the investment and reinvestment of the Allocated Assets, the Subadviser shall provide, at its own expense:

(a)	An investment program for the Allocated Assets consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Trustees and the Adviser in paragraph 3 of this Subadvisory Agreement;

(b)	Periodic reports, on at least a quarterly basis, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Fund’s code of ethics; ii) compliance with procedures adopted from time to time by the Trustees of the Fund relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of the Fund’s assets in accordance with the then prevailing Prospectus and Statement of Additional Information pertaining to the Fund and governing laws; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered “illiquid” for the purposes of complying with the Funds’ limitation on acquisition of illiquid securities; v) any and all other reports reasonably requested in accordance with or described in this Agreement; and vi) the implementation of the Fund’s investment program, including, without limitation, analysis of Fund’s performance;

(c)	Promptly after filing with the SEC an amendment to its Form ADV, a copy of such amendment to the Adviser and the Trustees;

(d)	Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Trustees at such time(s) and location(s) as reasonably requested by the Adviser or Trustees; and

(e)	Notice to the Trustees and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(f)	Provide reasonable assistance in the valuation of securities including the participation of appropriate representatives at fair valuation committee meetings.

SCHEDULE E

FORM OF SUB-CERTIFICATION

To:

Re: Subadviser’s Form N-CSR and Form N-Q Certification for the [Name of the Fund].

From: [Name of Subadviser]

Representations in support of Investment Company Act Rule 30a-2 certifications of Form N-CSR and Form N-Q.

[Name of the Fund].

In connection with your certification responsibility under Rule 30a-2 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented in the schedule of investments for the period ended [Date of Reporting Period] (the “Report”) which forms part of the N-CSR or N-Q, as applicable, for the Fund.

Schedule of Investments

Our organization has designed, implemented and maintained internal controls and procedures, designed for the purpose of ensuring the accuracy and completeness of relevant portfolio trade data transmitted to those responsible for the preparation of the Schedule of Investments. As of the date of this certification there have been no material modifications to these internal controls and procedures.

In addition, our organization has:

d.	Designed such internal controls and procedures to ensure that material information is made known to the appropriate groups responsible for servicing the above-mentioned mutual fund.

e.	Evaluated the effectiveness of our internal controls and procedures, as of a date within 90 days prior to the date of this certification and we have concluded that such controls and procedures are effective.

f.	In addition, to the best of my knowledge there has been no fraud, whether or not material, that involves our organization’s management or other employees who have a significant role in our organization’s control and procedures as they relate to our duties as subadviser to the Fund.

I have read the draft of the Report which I understand to be current as of [Date of Reporting Period] and based on my knowledge, such draft of the Report does not, with respect to the Fund, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information contained therein, in light of the circumstances under which such information is presented, not misleading with respect to the period covered by such draft Report.

I have disclosed, based on my most recent evaluation, to the Fund’s Chief Accounting Officer:

c.	All significant changes, deficiencies and material weakness, if any, in the design or operation of the Subadviser’s internal controls and procedures which could adversely affect the Registrant’s ability to record, process, summarize and report financial data with respect to the Fund in a timely fashion;

d.	Any fraud, whether or not material, that involves the Subadviser’s management or other employees who have a significant role in the Subadviser’s internal controls and procedures for financial reporting.

I certify that to the best of my knowledge:

e.	The Subadviser’s Portfolio Manager(s) has/have complied with the restrictions and reporting requirements of the Code of Ethics (the “Code”). The term Portfolio Manager is as defined in the Code.

f.	The Subadviser has complied with the Prospectus and Statement of Additional Information of the Fund and the Policies and Procedures of the Fund as adopted by the Fund’s Trustees.

g.	I have no knowledge of any compliance violations except as disclosed in writing to the Virtus Compliance Department by me or by the Subadviser’s compliance administrator.

h.	The Subadviser has complied with the rules and regulations of the 33 Act and 40 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the Subadviser with respect to the Fund as outlined above.

This certification relates solely to the Fund named above and may not be relied upon by any other fund or entity.

The Subadviser does not maintain the official books and records of the above Fund. The Subadviser’s records are based on its own portfolio management system, a record-keeping system that is not intended to serve as the Fund’s official accounting system. The Subadviser is not responsible for the preparation of the Report.

[Name of Subadviser]	Date
[Name of Authorized Signer]
[Title of Authorized Signer]

SCHEDULE F

ALLOCATED ASSETS

Virtus Total Return Fund — fixed income assets only

Appendix I

Privacy Policy

I-1

PRIVACY POLICY

FACTS	WHAT DOES THE DCA TOTAL RETURN FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•    Social Security number and account transactions

•    Account balances and transaction history

•    Wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons We Can Share Your Personal Information	Does the Fund Share?	Can You Limit This Sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

Questions?	Call 866.324.7348 or go to http://www.dcclosedendfunds.com/dca/overview.html
Who we are
Who is providing this notice?	DCA Total Return Fund
What we do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?	We collect your personal information, for example, when you • open an account • provide account information or give us your contact information • make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•    sharing for affiliates’ everyday business purposes-information about your creditworthiness

•    affiliates from using your information to market to you

•    sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • The Fund does not jointly market.

FORM OF PROXY

DCA TOTAL RETURN FUND

Proxy for an Annual Meeting of Shareholders to be Held on December 6, 2011

The undersigned, revoking prior proxies, hereby appoints Jeffrey W. Taylor and Jami M. VonKaenel, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution and re-substitution, to attend, act, and vote shares of the Fund held in the name of the undersigned on the record date and entitled to vote at the Annual Meeting of Shareholders of DCA Total Return Fund (the “Fund”) to be held at 518 17th Street, 17th Floor, Denver, Colorado, on December 6, 2011, at 9:00 a.m. Mountain Time, or at any adjournment or postponement thereof, upon the Proposals described in the Notice of Annual Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposals (set forth on the reverse side of this proxy card) have been proposed by the Board of Trustees.

When properly executed, this proxy will be voted as indicated. If no choice is indicated, this proxy will be voted “FOR” the Proposal. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Annual Meeting.

Receipt of Notice of Annual Meeting and Proxy Statement is hereby acknowledged. Important: Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator guardian or corporate officer, please give your full title.

Dated	,	2011

Sign here exactly as name(s) appear(s) on left

Votes must be indicated (X) in Black or Blue ink. ☒

Sign, Date and Return this Proxy Card Promptly Using the Enclosed Envelope.

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF DCA TOTAL RETURN FUND

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL OF THE PROPOSALS

AND FOR ALL OF THE NOMINEES IN PROPOSAL 1 AND PROPOSAL 4

Proposal 1:

To elect the following Trustees, each to serve for a three-year term or until his successor has been duly elected and qualified.

	FOR		WITHHOLD
Independent Trustee
Jonathan F. Zeschin

Interested Trustee
David W. Agostine

Proposal 2:
	FOR	AGAINST	ABSTAIN
To approve or disapprove the proposed investment advisory agreement between the Fund and Virtus Investment Advisers, Inc.

Proposal 3A:
	FOR	AGAINST	ABSTAIN
To approve or disapprove the proposed sub-advisory agreement between the Fund and Duff & Phelps Investment Management Co.

Proposal 3B:
	FOR	AGAINST	ABSTAIN
To approve or disapprove the proposed sub-advisory agreement between the Fund and Newfleet Asset Management, LLC

Proposal 4:

To elect the following seven Trustees, each to serve for a term from one to three years or until his successor has been duly elected and qualified, and each to take office only if Proposal 2, Proposal 3A and Proposal 3B are all approved by shareholders of the Fund and only after resignation of the current Board of Trustees is effective.

	FOR	WITHHOLD
Current Nominees for a Term Expiring at the Annual Meeting to be held in 2012 (Class I Trustees)
Independent Trustees
Richard E. Segerson

Ferdinand L. J. Verdonck

Current Nominees for a Term Expiring at the Annual Meeting to be held in 2013 (Class II Trustees)
Independent Trustees
Philip R. McCloughlin

James M. Oates

Current Nominees for a Term Expiring at the Annual Meeting to be held in 2014 (Class III Trustees)
Independent Trustees
Leroy Keith, Jr.

Geraldine M. McNamara

Interested Trustee
George R. Aylward

If any of Proposal 2, Proposal 3A or Proposal 3B is not approved by shareholders, none of the nominees in Proposal 4 will serve as Trustees to the Fund, even if elected by shareholders. In such an event, the current Trustees, as modified by the results of Proposal 1, would continue to serve.

Proposals 2, 3A, 3B and 4 are contingent upon the closing of the Transaction described in the Proxy Statement, and, even if approved by shareholders of the Fund, will only be effected if the Transaction is completed.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON DECEMBER 6, 2011: The Proxy Statement for the annual meeting is available on the Internet at www.proxyonline.us/docs/dcafund.pdf.